Exhibit 99.1

Monthly Servicer Report

On Behalf of Hercules Capital Funding Trust 2012-1

Prepared: For the collection period ending January 4, 2013

Hercules Capital Funding Trust 2012-1	Page 1 of 8
Monthly Servicing Report for the Collection Period Ending January 4, 2013

Monthly Servicer Report

On Behalf of Hercules Capital Funding Trust 2012-1

First Day of Collection Period	December 19, 2012
Last Day of Collection Period	January 4, 2013
Payment Date	January 16, 2013

Available Funds
On each Payment Date, payments on the Notes will be made from the following sources (collectively, “Available Funds”):

Obligor payments
Interest Received	$2,084,457
Principal Received	$5,740,768
Other Obligor Payments

Obligor payments received with respect to the Loans during the preceding Collection Period;	$7,825,224
Liquidation proceeds received with respect to the Loans during the preceding Collection Period;	$—
Interest earned on funds on deposit in the Collection Account, the Interest Reserve Account and the Expense Reserve Account;
Proceeds from any optional sale of Loans;	$—
Payments made by the Seller, the Depositor or the Servicer in connection with the required repurchase or purchase of Loans; and	$—
Scheduled Payment Advances	$—

Total Available Funds	$7,825,224

Hercules Capital Funding Trust 2012-1	Page 2 of 8
Monthly Servicing Report for the Collection Period Ending January 4, 2013

Waterfall Calculations

Interest Collections		$2,084,457

(1) Trustee, the Owner Trustee, the Backup Servicer, the Custodian and the Lockbox Bank, pro rata, any accrued and unpaid fees, expenses and indemnities then due to each of them with rolling twelve-month limit of $500K

US Bank Trustee—Annual Administrative Fee	$2,083
US Bank Back Up Servicer—Annual Administrative Fee	$2,848
US Bank Custodian—Monthly Fees
US Bank Lockbox Fees
Wilmington Trust—Owner Trustee Fees

Total due to Trustee/Owner Trustee/Backup Servicer/Custodian/Lockbox Bank fees		$4,931

The “Servicing Fee” is equal to 2% of the aggregate principal balance of the Loans as of the beginning of the Collection Period for such Payment Date times one-twelfth (or, in the case of the first Payment Date, a fraction equal to the number of days from and including the Cutoff Date through and including [date] over 360)

(2) Servicer or any Successor Servicer, any previously unreimbursed Scheduled Payment Advances, Servicing Advances, the Servicing Fee for the related calendar month, any supplemental servicing fees for the related calendar month, any reimbursements for mistaken deposits and other related amounts and certain other amounts due on the Loans that the Servicer is entitled to retain; to the Seller, amounts deposited into the Lockbox Account but not related to interest, principal or extension fees due on the Loans; a one-time servicer engagement fee to the Backup Servicer (upon becoming Successor Servicer) of $125K; and costs and expenses, if any, incurred by the Trustee or by any Successor Servicer (including the Backup Servicer) in connection with the transfer of servicing to any Successor Servicer, which shall not exceed $50K for a servicing transfer to the Backup Servicer or 175K to any other Successor Servicer

		$—

First day of collection period	December 19, 2012
Balance of loans as of beginning of Collection Period	$230,681,409
Applicable Servicing Fee %		2.00%
Number of Days to calculate		0.12

Total Servicing Fee		$538,257

(3) Accrued interest due on the Notes, which is the sum of (i) the aggregate amount of interest due and accrued for the related Interest Period on the Notes; and (ii) the excess, if any, of the amount of interest remaining due and payable on the Notes on prior Payment Dates over the amounts in respect of interest actually paid on the Notes on such Payment Dates, plus interest on any such shortfall at the interest rate for the Notes

Outstanding Balance of Notes After Last Payment Date	$129,300,000
Applicable Rate	3.32%

Interest due and accrued for related interest period	$321,957.00
Interest unpaid and due from prior payment date		$—
Plus interest on interest unpaid and due from prior payment date		$—

Total Accrued Interest Due		$321,957
(4) Principal on the Notes in the amounts required under “Principal Collections” below, but only to the extent not paid in full from Principal Collections
Outstanding Balance of Notes After Last Payment Date	$129,300,000
Target Principal Amortization	$5,781,416
Principal Payments Received from Principal Collections	$(5,740,768)
Principal Payments Received from Interest Collections		$40,648

Note Balance after Principal Payment	$123,518,584
(5) Pay each of the Trustee, the Owner Trustee, the Backup Servicer, any Successor Servicer, the Custodian and the Lockbox Bank, pro rata, any fees and expenses then due to such party that are in excess of the related cap or annual limitation		$—
(6) Pay all remaining amounts to the Certificateholder		$1,178,664
Principal Collections		$5,740,768
(1) Pay the amounts under “Interest Collections”, but only to the extent not paid in full from Interest Collections		$—
(2) (A) for so long as no Rapid Amortization Event has occurred, to pay principal on the Notes in an amount equal to the excess, if any, of the outstanding principal amount of the Notes over the Borrowing Base and (B) following the occurrence of any Rapid Amortization Event, to pay outstanding principal on the Notes until the outstanding principal balance of the Notes is reduced to zero		$5,740,768
(3) Pay the remaining outstanding principal balance of the Notes on the Legal Final Payment Date		$—
(4) The amount on deposit in the Reserve Account is less than the Reserve Account Required Balance, to the Reserve Account, fifty percent (50%) of any remaining Principal Collections until amounts on deposit in the Reserve Account equal the Reserve Account Required Balance		$—
(5) Pay the amounts referred to in clause (5) under “Interest Collections” above, but only to the extent not paid in full from Interest Collections;		$—
(6) Pay all remaining amounts to the Certificateholder		$—

Hercules Capital Funding Trust 2012-1	Page 3 of 8
Monthly Servicing Report for the Collection Period Ending January 4, 2013

Borrowing Base and Required Note Payments

As of: January 4, 2013

First Day of Collection Period	December 19, 2012
Last Day of Collection Period	January 4, 2013
Payment Date	January 16, 2013

Borrowing Base
Adjusted Pool Balance
Pool Balance	$224,940,814
Total Excess Concentration Amount	$(25,717,291)
Outstanding Balance of all Delinquent Loans	$—
Outstanding Balance of all Restructured Loans	$—

Total Adjusted Pool Balance	$199,223,522
Advance Rate	62.0%

$123,518,584

Borrowing Base
Beginning Outstanding Note Balance	$129,300,000
Rapid Amortization	$—

Required Payment on Notes	$5,781,416

Rapid Amortization Event
Restructured Loan
Loan that has been, or in accordance with the Credit Monitoring Guidelines is required to be, modified or restructured to extend the maturity thereof or reduce the amount (other than by reason of the repayment thereof) or extend the time for payment of principal thereof, in each case as a result of the Obligor’s material financial underperformance, distress or default. Such Loan shall cease to be a Restructured Loan when such Loan has been performing for at least six consecutive months since the date the most recent modification was made and is no longer required to be so modified or restructured in accordance with the Credit Monitoring Guidelines.

Reporting Date	Obligor Name	Modification Date	Loan Balance	Total Restructured Amt in last 6 months
N/A

Delinquent Loan
Loan which is more than forty-five (45) days delinquent in payment; provided, however, that any Loan that has been substituted and replaced by the Issuer with a Substitute Loan pursuant to Section 2.04 and Section 2.06 will not be deemed to be a Delinquent Loan.

Days of Delinquency
	31 to 59	60 to 89	90+	Total

N/A	$—	$—	$—	$—
Total	$—	$—	$—	$—

Defaulted Loan
Loan in the Collateral as to which the earliest of the following has occurred: (i) any payment, or any part of any payment in excess of 90%, du under such Loan (taking into account any waivers or modifications granted by the Servicer on such Loan) has become 120 days or more delinquent, whether or not the Servicer has foreclosed upon the related Collateral or if the related obligor is insolvent or has declared bankruptcy and the Loan is more than 180 days delinquent; (ii) the Servicer has foreclosed upon and sold the related collateral; (iii) 90 days has elapsed since the related Collateral was foreclosed upon by the Servicer; or (iv) the Servicer has determined in accordance with its customary practices that the Loan is uncollectible or the final recoverable amounts have been received.

Reporting Date	Obligor Name	Defaulted Date	Loan Balance	Days of Default
N/A

Aggregate Outstanding Principal Balance of the Notes exceeds the Borrowing Base for a period of three (3) consecutive calendar months

Date	Ending Outstanding Note Balances	Borrowing Base	Balance > Borrowing Base
N/A

Loans in the Collateral consist of Loans to 10 or fewer Obligors

	Obligors Count	Count > 10
N/A

An Event of Default

N/A

Hercules Capital Funding Trust 2012-1	Page 4 of 8
Monthly Servicing Report for the Collection Period Ending January 4, 2013

Pool Balance, Note and General Reserve Schedules

Pool Balance			Note Balances
Ending Collection Period Date	Beginning Pool Balance	Ending Pool Balance	Payment Date	Beginning Balance	Principal Payment	Ending Balance	Note Factor	Note Interest Paid	Cumulative Interest Paid
January 4, 2013	$230,681,409	$224,940,814	January 16, 2013	129,300,000	5,781,416	123,518,584	0.9553	321,957	321,957

General Reserve Account
Payment Date	Beginning Balance	Plus: Required Deposits	Plus: Interest	Less: Excess over General Reserve Account Required Balance	Less: Withdrawal for Insufficient Funds for Required Payments	Less: Withdrawal due to Event of Default	Ending Balance	Reserve Balance as a % of the Outstanding Principal Balance of the Notes
January 16, 2013	$—	$—	$—	$—	$—	$—	$—	$—

Hercules Capital Funding Trust 2012-1	Page 5 of 8
Monthly Servicing Report for the Collection Period Ending January 4, 2013

Pool Balance (by Obligor) Concentration

Obligor Count	24

Loan Status	Loan Balance	% of Loan Balance
Current	$224,940,814	100%
Restructured	$—	0%
Defaulted	$—	0%
Delinquent	$—	0%

TOTAL	$224,940,814	100%

Concentration Limits percentage of Loan Balance		5%	23%	44%
Concentration Limits in Dollars		$11,247,041	$51,736,387	$98,973,958

		Single Obligor	Top Five	Top Ten
Excess Concentration
OBLIGOR #14		$(3,752,959)
OBLIGOR #16		$(3,752,959)
OBLIGOR #8		$(3,752,959)
OBLIGOR #18		$(2,502,093)
OBLIGOR #5		$(1,308,604)	$(19,568,391)
OBLIGOR #25		$(1,267,721)
OBLIGOR #4
OBLIGOR #6
OBLIGOR #13
OBLIGOR #17				$(25,717,291)

Total		$(16,337,296)	$(19,568,391)	$(25,717,291)

Total Excess Concentration Amount	$(25,717,291)
Adjusted Pool Balance	$199,223,522

Hercules Capital Funding Trust 2012-1	Page 6 of 8
Monthly Servicing Report for the Collection Period Ending January 4, 2013

Pool Balance and Note Schedules

Pool Balance
Ending Collection Period Date	Beginning Principal	Principal Collections*	Ending Balance	Collateral Interest Received	Other Collections	Total Collections
December 19, 2012	$230,681,409	$—	$230,681,409	$—	$—	$—
January 4, 2013	$230,681,409	$5,740,595	$224,940,814	$2,084,457	$—	$7,825,052

Note Balance—Class A Notes
Payment Date	Beginning Principal	Principal Paydown	Ending Balance	Note Factor
December 19, 2012	$129,300,000		$129,300,000	1.000000
January 16, 2013	$129,300,000	$5,781,416	$123,518,584	0.955287

*	Principal Collections can potentially include fees and other payments

Hercules Capital Funding Trust 2012-1	Page 7 of 8
Monthly Servicing Report for the Collection Period Ending January 4, 2013

Pool Balance—End of Period

OBLIGOR NAME	Dec-12	Jan-13
OBLIGOR #1	$8,172,429	$7,861,069
OBLIGOR #2	$5,052,335	$4,572,047
OBLIGOR #3	$9,230,769	$8,846,154
OBLIGOR #4	$11,292,550	$10,871,709
OBLIGOR #5	$12,555,645	$12,555,645
OBLIGOR #6	$10,000,000	$10,000,000
OBLIGOR #7	$10,000,000	$10,000,000
OBLIGOR #8	$15,000,000	$15,000,000
OBLIGOR #9	$3,822,324	$—
OBLIGOR #10	$1,000,000	$1,000,000
OBLIGOR #11	$3,758,211	$3,563,606
OBLIGOR #12	$8,000,000	$8,000,000
OBLIGOR #13	$10,000,000	$10,000,000
OBLIGOR #14	$15,000,000	$15,000,000
OBLIGOR #15	$5,000,000	$5,000,000
OBLIGOR #16	$15,000,000	$15,000,000
OBLIGOR #17	$10,000,000	$10,000,000
OBLIGOR #18	$13,749,133	$13,749,133
OBLIGOR #19	$10,000,000	$10,000,000
OBLIGOR #20	$7,250,000	$7,250,000
OBLIGOR #21	$5,000,000	$5,000,000
OBLIGOR #21	$5,000,000	$5,000,000
OBLIGOR #22	$6,000,000	$6,000,000
OBLIGOR #23	$10,000,000	$10,000,000
OBLIGOR #24	$8,283,251	$8,156,689
OBLIGOR #25	$8,000,000	$8,000,000
OBLIGOR #25	$4,514,762	$4,514,762

TOTAL	$230,681,409	$224,940,814

Hercules Capital Funding Trust 2012-1	Page 8 of 8
Monthly Servicing Report for the Collection Period Ending January 4, 2013

Monthly Servicer Report

On Behalf of Hercules Capital Funding Trust 2012-1

Prepared: For the collection period ending February 4, 2013

Hercules Capital Funding Trust 2012-1	Page 1 of 8
Monthly Servicing Report for the Collection Period Ending February 4, 2013

Monthly Servicer Report

On Behalf of Hercules Capital Funding Trust 2012-1

First Day of Collection Period	January 5, 2013
Last Day of Collection Period	February 4, 2013
Payment Date	February 19, 2013

Available Funds
On each Payment Date, payments on the Notes will be made from the following sources (collectively, “Available Funds”):

Obligor payments
Interest Received	$1,981,727
Principal Received	$2,356,596
Other Obligor Payments

Obligor payments received with respect to the Loans during the preceding Collection Period;	$4,338,323
Liquidation proceeds received with respect to the Loans during the preceding Collection Period;	$—
Interest earned on funds on deposit in the Collection Account, the Interest Reserve Account and the Expense Reserve Account;
Proceeds from any optional sale of Loans;	$—
Payments made by the Seller, the Depositor or the Servicer in connection with the required repurchase or purchase of Loans; and	$—
Scheduled Payment Advances	$—

Total Available Funds	$4,338,323

Hercules Capital Funding Trust 2012-1	Page 2 of 8
Monthly Servicing Report for the Collection Period Ending February 4, 2013

Waterfall Calculations

Interest Collections		$1,981,727

(1) Trustee, the Owner Trustee, the Backup Servicer, the Custodian and the Lockbox Bank, pro rata, any accrued and unpaid fees, expenses and indemnities then due to each of them with rolling twelve-month limit of $500K

US Bank Trustee—Annual Administrative Fee	$2,083
US Bank Back Up Servicer—Annual Administrative Fee	$2,797
US Bank Custodian—Monthly Fees	$2,354
US Bank Lockbox Fees
Wilmington Trust—Owner Trustee Fees

Total due to Trustee/Owner Trustee/Backup Servicer/Custodian/Lockbox Bank fees		$7,234

The “Servicing Fee” is equal to 2% of the aggregate principal balance of the Loans as of the beginning of the Collection Period for such Payment Date times one-twelfth (or, in the case of the first Payment Date, a fraction equal to the number of days from and including the Cutoff Date through and including [date] over 360)

(2) Servicer or any Successor Servicer, any previously unreimbursed Scheduled Payment Advances, Servicing Advances, the Servicing Fee for the related calendar month, any supplemental servicing fees for the related calendar month, any reimbursements for mistaken deposits and other related amounts and certain other amounts due on the Loans that the Servicer is entitled to retain; to the Seller, amounts deposited into the Lockbox Account but not related to interest, principal or extension fees due on the Loans; a one-time servicer engagement fee to the Backup Servicer (upon becoming Successor Servicer) of $125K; and costs and expenses, if any, incurred by the Trustee or by any Successor Servicer (including the Backup Servicer) in connection with the transfer of servicing to any Successor Servicer, which shall not exceed $50K for a servicing transfer to the Backup Servicer or 175K to any other Successor Servicer

		$15,600

First day of collection period	January 5, 2013
Balance of loans as of beginning of Collection Period	$224,940,814
Applicable Servicing Fee %	2.00%
Number of Days to calculate	0.08

Total Servicing Fee		$374,901

(3) Accrued interest due on the Notes, which is the sum of (i) the aggregate amount of interest due and accrued for the related Interest Period on the Notes; and (ii) the excess, if any, of the amount of interest remaining due and payable on the Notes on prior Payment Dates over the amounts in respect of interest actually paid on the Notes on such Payment Dates, plus interest on any such shortfall at the interest rate for the Notes

Outstanding Balance of Notes After Last Payment Date	$123,518,584
Applicable Rate	3.32%

Interest due and accrued for related interest period	$375,908.22
Interest unpaid and due from prior payment date	$—
Plus interest on interest unpaid and due from prior payment date	$—

Total Accrued Interest Due		$375,908
(4) Principal on the Notes in the amounts required under “Principal Collections” below, but only to the extent not paid in full from Principal Collections
Outstanding Balance of Notes After Last Payment Date	$123,518,584
Target Principal Amortization	$1,576,420
Principal Payments Received from Principal Collections	$(1,576,420)
Principal Payments Received from Interest Collections		$—

Note Balance after Principal Payment	$121,942,164
(5) Pay each of the Trustee, the Owner Trustee, the Backup Servicer, any Successor Servicer, the Custodian and the Lockbox Bank, pro rata, any fees and expenses then due to such party that are in excess of the related cap or annual limitation		$—
(6) Pay all remaining amounts to the Certificateholder		$1,208,083
Principal Collections		$2,356,596
(1) Pay the amounts under “Interest Collections”, but only to the extent not paid in full from Interest Collections		$—
(2) (A) for so long as no Rapid Amortization Event has occurred, to pay principal on the Notes in an amount equal to the excess, if any, of the outstanding principal amount of the Notes over the Borrowing Base and (B) following the occurrence of any Rapid Amortization Event, to pay outstanding principal on the Notes until the outstanding principal balance of the Notes is reduced to zero		$1,576,420
(3) Pay the remaining outstanding principal balance of the Notes on the Legal Final Payment Date		$—
(4) The amount on deposit in the Reserve Account is less than the Reserve Account Required Balance, to the Reserve Account, fifty percent (50%) of any remaining Principal Collections until amounts on deposit in the Reserve Account equal the Reserve Account Required Balance		$390,088
(5) Pay the amounts referred to in clause (5) under “Interest Collections” above, but only to the extent not paid in full from Interest Collections;		$—
(6) Pay all remaining amounts to the Certificateholder		$390,088

Hercules Capital Funding Trust 2012-1	Page 3 of 8
Monthly Servicing Report for the Collection Period Ending February 4, 2013

Borrowing Base and Required Note Payments

As of: February 4, 2013

First Day of Collection Period	January 5, 2013
Last Day of Collection Period	February 4, 2013
Payment Date	February 19, 2013

Borrowing Base
Adjusted Pool Balance
Pool Balance	$222,584,218
Total Excess Concentration Amount	$(25,903,308)
Outstanding Balance of all Delinquent Loans	$—
Outstanding Balance of all Restructured Loans	$—

Total Adjusted Pool Balance	$196,680,910
Advance Rate	62.0%

$121,942,164

Borrowing Base
Beginning Outstanding Note Balance	$123,518,584
Rapid Amortization	$—

Required Payment on Notes	$1,576,420

Rapid Amortization Event
Restructured Loan
Loan that has been, or in accordance with the Credit Monitoring Guidelines is required to be, modified or restructured to extend the maturity thereof or reduce the amount (other than by reason of the repayment thereof) or extend the time for payment of principal thereof, in each case as a result of the Obligor’s material financial underperformance, distress or default. Such Loan shall cease to be a Restructured Loan when such Loan has been performing for at least six consecutive months since the date the most recent modification was made and is no longer required to be so modified or restructured in accordance with the Credit Monitoring Guidelines.

Reporting Date	Obligor Name	Modification Date	Loan Balance	Total Restructured Amt in last 6 months
N/A

Delinquent Loan
Loan which is more than forty-five (45) days delinquent in payment; provided, however, that any Loan that has been substituted and replaced by the Issuer with a Substitute Loan pursuant to Section 2.04 and Section 2.06 will not be deemed to be a Delinquent Loan.

Days of Delinquency
	31 to 59	60 to 89	90+	Total
N/A	$—	$—	$—	$—
Total	$—	$—	$—	$—

Defaulted Loan
Loan in the Collateral as to which the earliest of the following has occurred: (i) any payment, or any part of any payment in excess of 90%, due under such Loan (taking into account any waivers or modifications granted by the Servicer on such Loan) has become 120 days or more delinquent, whether or not the Servicer has foreclosed upon the related Collateral or if the related obligor is insolvent or has declared bankruptcy and the Loan is more than 180 days delinquent; (ii) the Servicer has foreclosed upon and sold the related collateral; (iii) 90 days has elapsed since the related Collateral was foreclosed upon by the Servicer; or (iv) the Servicer has determined in accordance with its customary practices that the Loan is uncollectible or the final recoverable amounts have been received.

Reporting Date	Obligor Name	Defaulted Date	Loan Balance	Days of Default
N/A

Aggregate Outstanding Principal Balance of the Notes exceeds the Borrowing Base for a period of three (3) consecutive calendar months

Date	Ending Outstanding Note Balances	Borrowing Base	Balance > Borrowing Base
N/A

Loans in the Collateral consist of Loans to 10 or fewer Obligors

	Obligor Count	Count > 10
N/A

An Event of Default

N/A

Hercules Capital Funding Trust 2012-1	Page 4 of 8
Monthly Servicing Report for the Collection Period Ending February 4, 2013

Pool Balance, Note and General Reserve Schedules

Pool Balance			Note Balances
Ending Collection Period Date	Beginning Pool Balance	Ending Pool Balance	Payment Date	Beginning Balance	Principal Payment	Ending Balance	Note Factor	Note Interest Paid	Cumulative Interest Paid
January 4, 2013	$230,681,409	$224,940,814	January 16, 2013	129,300,000	5,781,416	123,518,584	0.9553	321,957	321,957
February 4, 2013	$224,940,814	$222,584,218	February 19, 2013	123,518,584	1,576,420	121,942,164	0.9872	375,908	375,908

General Reserve Account
Payment Date	Beginning Balance	Plus: Required Deposits	Plus: Interest	Less: Excess over General Reserve Account Required Balance	Less: Withdrawal for Insufficient Funds for Required Payments	Less: Withdrawal due to Event of Default	Ending Balance	Reserve Balance as a % of the Outstanding Principal Balance of the Notes
January 16, 2013	$—	$—	$—	$—	$—	$—	$—	$—
February 19, 2013	$—	$390,088.00	$—	$—	$—	$—	$390,088.00	$0.00

Hercules Capital Funding Trust 2012-1	Page 5 of 8
Monthly Servicing Report for the Collection Period Ending February 4, 2013

Pool Balance (by Obligor) Concentration

Obligor Count	24

Loan Status	Loan Balance	% of Loan Balance
Current	$222,584,218	100%
Restructured	$—	0%
Defaulted	$—	0%
Delinquent	$—	0%

TOTAL	$222,584,218	100%

Concentration Limits percentage of Loan Balance		5%	23%	44%
Concentration Limits in Dollars		$11,129,211	$51,194,370	$97,937,056

		Single Obligor	Top Five	Top Ten
Excess Concentration
OBLIGOR #14		$(3,870,789)
OBLIGOR #16		$(3,444,567)
OBLIGOR #8		$(3,870,789)
OBLIGOR #18		$(2,619,922)
OBLIGOR #5		$(1,426,434)	$(19,684,186)
OBLIGOR #25		$(1,385,551)
OBLIGOR #4
OBLIGOR #6
OBLIGOR #13
OBLIGOR #17				$(25,903,308)

Total		$(16,618,053)	$(19,684,186)	$(25,903,308)

Total Excess Concentration Amount	$(25,903,308)
Adjusted Pool Balance	$196,680,910

Hercules Capital Funding Trust 2012-1	Page 6 of 8
Monthly Servicing Report for the Collection Period Ending February 4, 2013

Pool Balance and Note Schedules

Pool Balance
Ending Collection Period Date	Beginning Principal	Principal Collections*	Ending Balance	Collateral Interest Received	Other Collections	Total Collections
December 19, 2012	$230,681,409	$—	$230,681,409	$—	$—	$—
January 4, 2013	$230,681,409	$5,740,595	$224,940,814	$2,084,457	$—	$7,825,052
February 4, 2013	$224,940,814	$2,356,596	$222,584,218	$1,981,727	$—	$4,338,323

Note Balance—Class A Notes
Payment Date	Beginning Principal	Principal Paydown	Ending Balance	Note Factor
December 19, 2012	$129,300,000		$129,300,000	1.000000
January 16, 2013	$129,300,000	$5,781,416	$123,518,584	0.955287
February 19, 2016	$123,518,584	$1,576,420	$121,942,164	0.943095

*	Principal Collections can potentially include fees and other payments

Hercules Capital Funding Trust 2012-1	Page 7 of 8
Monthly Servicing Report for the Collection Period Ending February 4, 2013

Pool Balance - End of Period

OBLIGOR NAME	Dec-12	Jan-13	Feb-13
OBLIGOR #1	$8,172,429	$7,861,069	$7,547,429
OBLIGOR #2	$5,052,335	$4,572,047	$4,087,313
OBLIGOR #3	$9,230,769	$8,846,154	$8,461,538
OBLIGOR #4	$11,292,550	$10,871,709	$10,447,046
OBLIGOR #5	$12,555,645	$12,555,645	$12,555,645
OBLIGOR #6	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #7	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #8	$15,000,000	$15,000,000	$15,000,000
OBLIGOR #9	$3,822,324	$—	$—
OBLIGOR #10	$1,000,000	$1,000,000	$1,000,000
OBLIGOR #11	$3,758,211	$3,563,606	$3,367,447
OBLIGOR #12	$8,000,000	$8,000,000	$8,000,000
OBLIGOR #13	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #14	$15,000,000	$15,000,000	$15,000,000
OBLIGOR #15	$5,000,000	$5,000,000	$5,000,000
OBLIGOR #16	$15,000,000	$15,000,000	$14,573,778
OBLIGOR #17	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #18	$13,749,133	$13,749,133	$13,749,133
OBLIGOR #19	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #20	$7,250,000	$7,250,000	$7,250,000
OBLIGOR #21	$5,000,000	$5,000,000	$5,000,000
OBLIGOR #21	$5,000,000	$5,000,000	$5,000,000
OBLIGOR #22	$6,000,000	$6,000,000	$6,000,000
OBLIGOR #23	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #24	$8,283,251	$8,156,689	$8,030,126
OBLIGOR #25	$8,000,000	$8,000,000	$8,000,000
OBLIGOR #25	$4,514,762	$4,514,762	$4,514,762

TOTAL	$230,681,409	$224,940,814	$222,584,218

Hercules Capital Funding Trust 2012-1	Page 8 of 8
Monthly Servicing Report for the Collection Period Ending February 4, 2013

Monthly Servicer Report

On Behalf of Hercules Capital Funding Trust 2012-1

Prepared: For the collection period ending March 4, 2013

Hercules Capital Funding Trust 2012-1	Page 1 of 8
Monthly Servicing Report for the Collection Period Ending March 4, 2013

Monthly Servicer Report

On Behalf of Hercules Capital Funding Trust 2012-1

First Day of Collection Period	February 5, 2013
Last Day of Collection Period	March 4, 2013
Payment Date	March 18, 2013

Available Funds
On each Payment Date, payments on the Notes will be made from the following sources (collectively, “Available Funds”):

Obligor payments
Interest Received	$1,770,085
Principal Received	$2,730,927
Other Obligor Payments

Obligor payments received with respect to the Loans during the preceding Collection Period;	$4,501,012
Liquidation proceeds received with respect to the Loans during the preceding Collection Period;	$—
Interest earned on funds on deposit in the Collection Account, the Interest Reserve Account and the Expense
Reserve Account;
Proceeds from any optional sale of Loans;	$—
Payments made by the Seller, the Depositor or the Servicer in connection with the required repurchase or purchase of Loans; and	$—
Scheduled Payment Advances	$—

Total Available Funds	$4,501,012

Hercules Capital Funding Trust 2012-1	Page 2 of 8
Monthly Servicing Report for the Collection Period Ending March 4, 2013

Waterfall Calculations

Interest Collections		$1,770,085

(1) Trustee, the Owner Trustee, the Backup Servicer, the Custodian and the Lockbox Bank, pro rata, any accrued and unpaid fees, expenses and indemnities then due to each of them with rolling twelve-month limit of $500K

US Bank Trustee—Annual Administrative Fee	$2,083
US Bank Back Up Servicer—Annual Administrative Fee	$2,765
US Bank Custodian—Monthly Fees	$150
US Bank Lockbox Fees
Wilmington Trust—Owner Trustee Fees

Total due to Trustee/Owner Trustee/Backup Servicer/Custodian/Lockbox Bank fees		$4,999

The “Servicing Fee” is equal to 2% of the aggregate principal balance of the Loans as of the beginning of the Collection Period for such Payment Date times one-twelfth (or, in the case of the first Payment Date, a fraction equal to the number of days from and including the Cutoff Date through and including [date] over 360)

(2) Servicer or any Successor Servicer, any previously unreimbursed Scheduled Payment Advances, Servicing Advances, the Servicing Fee for the related calendar month, any supplemental servicing fees for the related calendar month, any reimbursements for mistaken deposits and other related amounts and certain other amounts due on the Loans that the Servicer is entitled to retain; to the Seller, amounts deposited into the Lockbox Account but not related to interest, principal or extension fees due on the Loans; a one-time servicer engagement fee to the Backup Servicer (upon becoming Successor Servicer) of $125K; and costs and expenses, if any, incurred by the Trustee or by any Successor Servicer (including the Backup Servicer) in connection with the transfer of servicing to any Successor Servicer, which shall not exceed $50K for a servicing transfer to the Backup Servicer or 175K to any other Successor Servicer

		$(14,575)
First day of collection period	February 5, 2013
Balance of loans as of beginning of Collection Period	$222,584,218
Applicable Servicing Fee %	2.00%
Number of Days to calculate	0.08

Total Servicing Fee		$370,974

(3) Accrued interest due on the Notes, which is the sum of (i) the aggregate amount of interest due and accrued for the related Interest Period on the Notes; and (ii) the excess, if any, of the amount of interest remaining due and payable on the Notes on prior Payment Dates over the amounts in respect of interest actually paid on the Notes on such Payment Dates, plus interest on any such shortfall at the interest rate for the

Notes
Outstanding Balance of Notes After Last Payment Date	$121,942,164
Applicable Rate	3.32%

Interest due and accrued for related interest period	$337,373
Interest unpaid and due from prior payment date	$—
Plus interest on interest unpaid and due from prior payment date	$—

Total Accrued Interest Due		$337,373
(4) Principal on the Notes in the amounts required under “Principal Collections” below, but only to the extent not paid in full from Principal Collections
Outstanding Balance of Notes After Last Payment Date	$121,942,164
Target Principal Amortization	$1,890,769
Principal Payments Received from Principal Collections	$(1,890,769)
Principal Payments Received from Interest Collections		$—

Note Balance after Principal Payment		$120,051,395
(5) Pay each of the Trustee, the Owner Trustee, the Backup Servicer, any Successor Servicer, the Custodian and the Lockbox Bank, pro rata, any fees and expenses then due to such party that are in excess of the related cap or annual limitation		$—
(6) Pay all remaining amounts to the Certificateholder		$1,071,315

Principal Collections		$2,730,927
(1) Pay the amounts under “Interest Collections”, but only to the extent not paid in full from Interest Collections		$—
(2) (A) for so long as no Rapid Amortization Event has occurred, to pay principal on the Notes in an amount equal to the excess, if any, of the outstanding principal amount of the Notes over the Borrowing Base and (B) following the occurrence of any Rapid Amortization Event, to pay outstanding principal on the Notes until the outstanding principal balance of the Notes is reduced to zero		$1,890,769
(3) Pay the remaining outstanding principal balance of the Notes on the Legal Final Payment Date		$—
(4) The amount on deposit in the Reserve Account is less than the Reserve Account Required Balance, to the Reserve Account, fifty percent (50%) of any remaining Principal Collections until amounts on deposit in the Reserve Account equal the Reserve Account Required Balance		$420,079
(5) Pay the amounts referred to in clause (5) under “Interest Collections” above, but only to the extent not paid in full from Interest Collections;		$—
(6) Pay all remaining amounts to the Certificateholder		$420,079

Hercules Capital Funding Trust 2012-1	Page 3 of 8
Monthly Servicing Report for the Collection Period Ending March 4, 2013

Borrowing Base and Required Note Payments

As of: March 4, 2013

First Day of Collection Period	February 5, 2013
Last Day of Collection Period	March 4, 2013
Payment Date	March 18, 2013

Borrowing Base
Adjusted Pool Balance
Pool Balance	$219,853,292
Total Excess Concentration Amount	$(26,222,010)
Outstanding Balance of all Delinquent Loans	$—
Outstanding Balance of all Restructured Loans	$—
Total Adjusted Pool Balance	—

Advance Rate	$193,631,282	$—
	62.0%

Borrowing Base	$120,051,395

Beginning Outstanding Note Balance	$121,942,164
Rapid Amortization	$—

Required Payment on Notes	$1,890,769

Rapid Amortization Event
Restructured Loan
Loan that has been, or in accordance with the Credit Monitoring Guidelines is required to be, modified or restructured to extend the maturity thereof or reduce the amount (other than by reason of the repayment thereof) or extend the time for payment of principal thereof, in each case as a result of the Obligor’s material financial underperformance, distress or default. Such Loan shall cease to be a Restructured Loan when such Loan has been performing for at least six consecutive months since the date the most recent modification was made and is no longer required to be so modified or restructured in accordance with the Credit Monitoring Guidelines.

Reporting Date	Obligor Name	Modification Date	Loan Balance	Total Restructured Amt in last 6 months
N/A

Delinquent Loan
Loan which is more than forty-five (45) days delinquent in payment; provided, however, that any Loan that has been substituted and replaced by the Issuer with a Substitute Loan pursuant to Section 2.04 and Section 2.06 will not be deemed to be a Delinquent Loan.

Days of Delinquency
	31 to 59	60 to 89	90+	Total
N/A	$—	$—	$—	$—
Total	$—	$—	$—	$—

Defaulted Loan
Loan in the Collateral as to which the earliest of the following has occurred: (i) any payment, or any part of any payment in excess of 90%, due under such Loan (taking into account any waivers or modifications granted by the Servicer on such Loan) has become 120 days or more delinquent, whether or not the Servicer has foreclosed upon the related Collateral or if the related obligor is insolvent or has declared bankruptcy and the Loan is more than 180 days delinquent; (ii) the Servicer has foreclosed upon and sold the related collateral; (iii) 90 days has elapsed since the related Collateral was foreclosed upon by the Servicer; or (iv) the Servicer has determined in accordance with its customary practices that the Loan is uncollectible or the final recoverable amounts have been received.

Reporting Date	Obligor Name	Defaulted Date	Loan Balance	Days of Default
N/A

Aggregate Outstanding Principal Balance of the Notes exceeds the Borrowing Base for a period of three (3) consecutive calendar months

Date	Ending Outstanding Note Balances	Borrowing Base	Balance > Borrowing Base
N/A

Loans in the Collateral consist of Loans to 10 or fewer Obligors

	Obligor Count	Count > 10
N/A

An Event of Default

N/A

Hercules Capital Funding Trust 2012-1	Page 4 of 8
Monthly Servicing Report for the Collection Period Ending March 4, 2013

Pool Balance, Note and General Reserve Schedules

Pool Balance			Note Balances
Ending Collection Period Date	Beginning Pool Balance	Ending Pool Balance	Payment Date	Beginning Balance	Principal Payment	Ending Balance	Note Factor	Note Interest Paid	Cumulative Interest Paid
January 4, 2013	$230,681,409	$224,940,814	January 16, 2013	129,300,000	5,781,416	123,518,584	0.9553	321,957	321,957
February 4, 2013	$224,940,814	$222,584,218	February 19, 2013	123,518,584	1,576,420	121,942,164	0.9872	375,908	375,908
March 4, 2013	$222,584,218	$219,853,292	March 18, 2013	121,942,164	1,890,769	120,051,395	0.9845	337,373	337,373

General Reserve Account
Payment Date	Beginning Balance	Plus: Required Deposits	Plus: Interest	Less: Excess over General Reserve Account Required Balance	Less: Withdrawal for Insufficient Funds for Required Payments	Less: Withdrawal due to Event of Default	Ending Balance	Reserve Balance as a % of the Outstanding Principal Balance of the Notes
January 16, 2013	$—	$—	$—	$—	$—	$—	$—	$—
February 19, 2013	$—	$390,088	$—	$—	$—	$—	$390,088	$0
March 18, 2013	$390,088	$420,079	$—	$—	$—	$—	$810,167	$0

Hercules Capital Funding Trust 2012-1	Page 5 of 8
Monthly Servicing Report for the Collection Period Ending March 4, 2013

Pool Balance (by Obligor) Concentration

Obligor Count	24

Loan Status	Loan Balance	% of Loan Balance
Current	$219,853,292	100%
Restructured	$—	0%
Defaulted	$—	0%
Delinquent	$—	0%

TOTAL	$219,853,292	100%

Concentration Limits percentage of Loan Balance		5%	23%	44%
Concentration Limits in Dollars		$10,992,665	$50,566,257	$96,735,448

		Single Obligor	Top Five	Top Ten
Excess Concentration
OBLIGOR #14		$(4,007,335)
OBLIGOR #16		$(3,135,914)
OBLIGOR #8		$(4,007,335)
OBLIGOR #18		$(2,756,469)
OBLIGOR #5		$(1,562,980)	$(19,867,100)
OBLIGOR #25		$(1,522,097)
OBLIGOR #4
OBLIGOR #6
OBLIGOR #13
OBLIGOR #17				$(26,222,010)

Total		$(16,992,131)	$(19,867,100)	$(26,222,010)

Total Excess Concentration Amount	$(26,222,010)
Adjusted Pool Balance	$193,631,282

Hercules Capital Funding Trust 2012-1	Page 6 of 8
Monthly Servicing Report for the Collection Period Ending March 4, 2013

Pool Balance and Note Schedules

Pool Balance
Ending Collection Period Date	Beginning Principal	Principal Collections*	Ending Balance	Collateral Interest Received	Other Collections	Total Collections
December 19, 2012	$230,681,409	$—	$230,681,409	$—	$—	$—
January 4, 2013	$230,681,409	$5,740,595	$224,940,814	$2,084,457	$—	$7,825,052
February 4, 2013	$224,940,814	$2,356,596	$222,584,218	$1,981,727	$—	$4,338,323
March 4, 2013	$222,584,218	$2,730,927	$219,853,292	$1,770,085	$—	$4,501,012

Note Balance—Class A Notes
Payment Date	Beginning Principal	Principal Paydown	Ending Balance	Note Factor
December 19, 2012	$129,300,000		$129,300,000	1.000000
January 16, 2013	$129,300,000	$5,781,416	$123,518,584	0.955287
February 19, 2013	$123,518,584	$1,576,420	$121,942,164	0.943095
March 18, 2013	$121,942,164	$1,890,769	$120,051,395	0.928472

*	Principal Collections can potentially include fees and other payments

Hercules Capital Funding Trust 2012-1	Page 7 of 8
Monthly Servicing Report for the Collection Period Ending March 4, 2013

Pool Balance - End of Period

OBLIGOR NAME	Dec-12	Jan-13	Feb-13	Mar-13
OBLIGOR #1	$8,172,429	$7,861,069	$7,547,429	$7,226,148
OBLIGOR #2	$5,052,335	$4,572,047	$4,087,313	$3,594,431
OBLIGOR #3	$9,230,769	$8,846,154	$8,461,538	$8,076,923
OBLIGOR #4	$11,292,550	$10,871,709	$10,447,046	$10,009,339
OBLIGOR #5	$12,555,645	$12,555,645	$12,555,645	$12,555,645
OBLIGOR #6	$10,000,000	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #7	$10,000,000	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #8	$15,000,000	$15,000,000	$15,000,000	$15,000,000
OBLIGOR #9	$3,822,324	$—	$—	$—
OBLIGOR #10	$1,000,000	$1,000,000	$1,000,000	$966,343
OBLIGOR #11	$3,758,211	$3,563,606	$3,367,447	$3,167,242
OBLIGOR #12	$8,000,000	$8,000,000	$8,000,000	$8,000,000
OBLIGOR #13	$10,000,000	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #14	$15,000,000	$15,000,000	$15,000,000	$15,000,000
OBLIGOR #15	$5,000,000	$5,000,000	$5,000,000	$5,000,000
OBLIGOR #16	$15,000,000	$15,000,000	$14,573,778	$14,128,579
OBLIGOR #17	$10,000,000	$10,000,000	$10,000,000	$9,711,183
OBLIGOR #18	$13,749,133	$13,749,133	$13,749,133	$13,749,133
OBLIGOR #19	$10,000,000	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #20	$7,250,000	$7,250,000	$7,250,000	$7,250,000
OBLIGOR #21	$5,000,000	$5,000,000	$5,000,000	$5,000,000
OBLIGOR #21	$5,000,000	$5,000,000	$5,000,000	$5,000,000
OBLIGOR #22	$6,000,000	$6,000,000	$6,000,000	$6,000,000
OBLIGOR #23	$10,000,000	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #24	$8,283,251	$8,156,689	$8,030,126	$7,903,564
OBLIGOR #25	$8,000,000	$8,000,000	$8,000,000	$8,000,000
OBLIGOR #25	$4,514,762	$4,514,762	$4,514,762	$4,514,762

TOTAL	$230,681,409	$224,940,814	$222,584,218	$219,853,292

Hercules Capital Funding Trust 2012-1	Page 8 of 8
Monthly Servicing Report for the Collection Period Ending March 4, 2013

Monthly Servicer Report

On Behalf of Hercules Capital Funding Trust 2012-1

Prepared: For the collection period ending April 4, 2013

Hercules Capital Funding Trust 2012-1	Page 1 of 8
Monthly Servicing Report for the Collection Period Ending April 4, 2013

Monthly Servicer Report

On Behalf of Hercules Capital Funding Trust 2012-1

First Day of Collection Period	March 5, 2013
Last Day of Collection Period	April 4, 2013
Payment Date	April 16, 2013

Available Funds

On each Payment Date, payments on the Notes will be made from the following sources (collectively, “Available Funds”):

Obligor payments
Interest Received	$1,953,228
Principal Received	$3,900,558
Other Obligor Payments

Obligor payments received with respect to the Loans during the preceding Collection Period;	$5,853,787
Liquidation proceeds received with respect to the Loans during the preceding Collection Period;	$—
Interest earned on funds on deposit in the Collection Account, the Interest Reserve Account and the Expense Reserve Account;
Proceeds from any optional sale of Loans;	$—
Payments made by the Seller, the Depositor or the Servicer in connection with the required repurchase or purchase of Loans; and	$—
Scheduled Payment Advances	$—

Total Available Funds	$5,853,787

Hercules Capital Funding Trust 2012-1	Page 2 of 8
Monthly Servicing Report for the Collection Period Ending April 4, 2013

Waterfall Calculations

Interest Collections		$1,953,228

(1) Trustee, the Owner Trustee, the Backup Servicer, the Custodian and the Lockbox Bank, pro rata, any accrued and unpaid fees, expenses and indemnities then due to each of them with rolling twelve-month limit of $500K

US Bank Trustee - Annual Administrative Fee	$2,083
US Bank Back Up Servicer - Annual Administrative Fee	$2,707
US Bank Custodian - Monthly Fees	$150
US Bank Lockbox Fees
Wilmington Trust - Owner Trustee Fees

Total due to Trustee/Owner Trustee/Backup Servicer/Custodian/Lockbox Bank fees		$4,940

The “Servicing Fee” is equal to 2% of the aggregate principal balance of the Loans as of the beginning of the Collection Period for such Payment Date times one-twelfth (or, in the case of the first Payment Date, a fraction equal to the number of days from and including the Cutoff Date through and including [date] over 360)

(2) Servicer or any Successor Servicer, any previously unreimbursed Scheduled Payment Advances, Servicing Advances, the Servicing Fee for the related calendar month, any supplemental servicing fees for the related calendar month, any reimbursements for mistaken deposits and other related amounts and certain other amounts due on the Loans that the Servicer is entitled to retain; to the Seller, amounts deposited into the Lockbox Account but not related to interest, principal or extension fees due on the Loans; a one-time servicer engagement fee to the Backup Servicer (upon becoming Successor Servicer) of $125K; and costs and expenses, if any, incurred by the Trustee or by any Successor Servicer (including the Backup Servicer) in connection with the transfer of servicing to any Successor Servicer, which shall not exceed $50K for a servicing transfer to the Backup Servicer or 175K to any other Successor Servicer

		$18,050
First day of collection period	March 5, 2013
Balance of loans as of beginning of Collection Period	$219,853,292
Applicable Servicing Fee %	2.00%
Number of Days to calculate	0.08

Total Servicing Fee		$366,422

(3) Accrued interest due on the Notes, which is the sum of (i) the aggregate amount of interest due and accrued for the related Interest Period on the Notes; and (ii) the excess, if any, of the amount of interest remaining due and payable on the Notes on prior Payment Dates over the amounts in respect of interest actually paid on the Notes on such Payment Dates, plus interest on any such shortfall at the interest rate for the Notes

Outstanding Balance of Notes After Last Payment Date	$120,051,395
Applicable Rate	3.32%

Interest due and accrued for related interest period	$332,142
Interest unpaid and due from prior payment date	$—
Plus interest on interest unpaid and due from prior payment date	$—

Total Accrued Interest Due		$332,142
(4) Principal on the Notes in the amounts required under “Principal Collections” below, but only to the extent not paid in full from Principal Collections
Outstanding Balance of Notes After Last Payment Date	$120,051,395
Target Principal Amortization	$5,375,752
Principal Payments Received from Principal Collections	$(3,900,558)
Principal Payments Received from Reserve Account	$(243,520)
Principal Payments Received from Interest Collections		$1,231,673

Note Balance after Principal Payment		$114,675,643
(5) Pay each of the Trustee, the Owner Trustee, the Backup Servicer, any Successor Servicer, the Custodian and the Lockbox Bank, pro rata, any fees and expenses then due to such party that are in excess of the related cap or annual limitation		$—
(6) Pay all remaining amounts to the Certificateholder		$(0)
Principal Collections		$3,900,558
(1) Pay the amounts under “Interest Collections”, but only to the extent not paid in full from Interest Collections		$—
(2) (A) for so long as no Rapid Amortization Event has occurred, to pay principal on the Notes in an amount equal to the excess, if any, of the outstanding principal amount of the Notes over the Borrowing Base and (B) following the occurrence of any Rapid Amortization Event, to pay outstanding principal on the Notes until the outstanding principal balance of the Notes is reduced to zero		$3,900,558
(3) Pay the remaining outstanding principal balance of the Notes on the Legal Final Payment Date		$—
(4) The amount on deposit in the Reserve Account is less than the Reserve Account Required Balance, to the Reserve Account, fifty percent (50%) of any remaining Principal Collections until amounts on deposit in the Reserve Account equal the Reserve Account Required Balance		$—
(5) Pay the amounts referred to in clause (5) under “Interest Collections” above, but only to the extent not paid in full from Interest Collections;		$—
(6) Pay all remaining amounts to the Certificateholder		$—

Hercules Capital Funding Trust 2012-1	Page 3 of 8
Monthly Servicing Report for the Collection Period Ending April 4, 2013

Borrowing Base and Required Note Payments

As of:                 April 4, 2013

First Day of Collection Period	March 5, 2013
Last Day of Collection Period	April 4, 2013
Payment Date	April 16, 2013

Borrowing Base
Adjusted Pool Balance
Pool Balance	$213,275,244
Total Excess Concentration Amount	$(28,314,530)
Outstanding Balance of all Delinquent Loans	$—
Outstanding Balance of all Restructured Loans	$—

Total Adjusted Pool Balance	$184,960,714
Advance Rate	62.0%

$114,675,643

Borrowing Base
Beginning Outstanding Note Balance	$120,051,395
Rapid Amortization	$—

Required Payment on Notes	$5,375,752

Rapid Amortization Event
Restructured Loan
Loan that has been, or in accordance with the Credit Monitoring Guidelines is required to be, modified or restructured to extend the maturity thereof or reduce the amount (other than by reason of the repayment thereof) or extend the time for payment of principal thereof, in each case as a result of the Obligor’s material financial underperformance, distress or default. Such Loan shall cease to be a Restructured Loan when such Loan has been performing for at least six consecutive months since the date the most recent modification was made and is no longer required to be so modified or restructured in accordance with the Credit Monitoring Guidelines.

Reporting Date	Obligor Name	Modification Date	Loan Balance	Total Restructured Amt in last 6 months
N/A

Delinquent Loan
Loan which is more than forty-five (45) days delinquent in payment; provided, however, that any Loan that has been substituted and replaced by the Issuer with a Substitute Loan pursuant to Section 2.04 and Section 2.06 will not be deemed to be a Delinquent Loan.

Days of Delinquency
	31 to 59	60 to 89	90+	Total
N/A	$—	$—	$—	$—
Total	$—	$—	$—	$—

Defaulted Loan
Loan in the Collateral as to which the earliest of the following has occurred: (i) any payment, or any part of any payment in excess of 90%, due under such Loan (taking into account any waivers or modifications granted by the Servicer on such Loan) has become 120 days or more delinquent, whether or not the Servicer has foreclosed upon the related Collateral or if the related obligor is insolvent or has declared bankruptcy and the Loan is more than 180 days delinquent; (ii) the Servicer has foreclosed upon and sold the related collateral; (iii) 90 days has elapsed since the related Collateral was foreclosed upon by the Servicer; or (iv) the Servicer has determined in accordance with its customary practices that the Loan is uncollectible or the final recoverable amounts have been received.

Reporting Date	Obligor Name	Defaulted Date	Loan Balance	Days of Default
N/A

Aggregate Outstanding Principal Balance of the Notes exceeds the Borrowing Base for a period of three (3) consecutive calendar months

Date	Ending Outstanding Note Balances	Borrowing Base	Balance > Borrowing Base
N/A

Loans in the Collateral consist of Loans to 10 or fewer Obligors

	Obligor Count	Count > 10
N/A

An Event of Default

N/A

Hercules Capital Funding Trust 2012-1	Page 4 of 8
Monthly Servicing Report for the Collection Period Ending April 4, 2013

Pool Balance, Note and General Reserve Schedules

Pool Balance			Note Balances
Ending Collection Period Date	Beginning Pool Balance	Ending Pool Balance	Payment Date	Beginning Balance	Principal Payment	Ending Balance	Note Factor	Note Interest Paid	Cumulative Interest Paid
January 4, 2013	$230,681,409	$224,940,814	January 16, 2013	129,300,000	5,781,416	123,518,584	0.9553	321,957	321,957
February 4, 2013	$224,940,814	$222,584,218	February 19, 2013	123,518,584	1,576,420	121,942,164	0.9872	375,908	375,908
March 4, 2013	$222,584,218	$219,853,292	March 18, 2013	121,942,164	1,890,769	120,051,395	0.9845	337,373	337,373
April 4, 2013	$219,853,292	$213,275,244	April 16, 2013	120,051,395	5,375,752	114,675,643	0.9552	332,142	332,142

General Reserve Account
Payment Date	Beginning Balance	Plus: Required Deposits	Plus: Interest	Less: Excess over General Reserve Account Required Balance	Less: Withdrawal for Insufficient Funds for Required Payments	Less: Withdrawal due to Event of Default	Ending Balance	Reserve Balance as a % of the Outstanding Principal Balance of the Notes
January 16, 2013	$—	$—	$—	$—	$—	$—	$—	$—
February 19, 2013	$—	$390,088	$—	$—	$—	$—	$390,088	$0
April 16, 2013	$390,088	$420,079	$—	$—	$—	$—	$810,167	$0

Hercules Capital Funding Trust 2012-1	Page 5 of 8
Monthly Servicing Report for the Collection Period Ending April 4, 2013

Pool Balance (by Obligor) Concentration

Obligor Count	24

Loan Status	Loan Balance	% of Loan Balance
Current	$213,275,244	100%
Restructured	$—	0%
Defaulted	$—	0%
Delinquent	$—	0%

TOTAL	$213,275,244	100%

Concentration Limits percentage of Loan Balance		5%	23%	44%
Concentration Limits in Dollars		$10,663,762	$49,053,306	$93,841,107

		Single Obligor	Top Five	Top Ten
Excess Concentration
OBLIGOR #5		$(4,336,238)
OBLIGOR #8		$(4,336,238)
OBLIGOR #14		$(3,085,371)
OBLIGOR #16		$(3,029,590)
OBLIGOR #18		$(1,851,000)	$(20,903,941)
OBLIGOR #6
OBLIGOR #13
OBLIGOR #19
OBLIGOR #23
OBLIGOR #26				$(28,314,530)

Total		$(16,638,436)	$(20,903,941)	$(28,314,530)

Total Excess Concentration Amount	$(28,314,530)
Adjusted Pool Balance	$184,960,714

Hercules Capital Funding Trust 2012-1	Page 6 of 8
Monthly Servicing Report for the Collection Period Ending April 4, 2013

Pool Balance and Note Schedules

Pool Balance
Ending Collection Period Date	Beginning Principal	Principal Collections*	Adjustment For Substitution	Ending Balance	Collateral Interest Received	Other Collections	Total Collections
December 19, 2012	$230,681,409	$—	$—	$230,681,409	$—	$—	$—
January 4, 2013	$230,681,409	$5,740,595	$—	$224,940,814	$2,084,457	$—	$7,825,052
February 4, 2013	$224,940,814	$2,356,596	$—	$222,584,218	$1,981,727	$—	$4,338,323
March 4, 2013	$222,584,218	$2,730,927	$—	$219,853,292	$1,770,085	$—	$4,501,012
April 4, 2013	$219,853,292	$3,900,558	$2,677,489	$213,275,244	$1,935,178	$18,050	$5,853,787

Note Balance - Class A Notes
Payment Date	Beginning Principal	Principal Paydown	Ending Balance	Note Factor
December 19, 2012	$129,300,000		$129,300,000	1.000000
January 16, 2013	$129,300,000	$5,781,416	$123,518,584	0.955287
February 19, 2013	$123,518,584	$1,576,420	$121,942,164	0.943095
March 18, 2013	$121,942,164	$1,890,769	$120,051,395	0.928472
April 16, 2013	$120,051,395	$5,375,752	$114,675,643	0.886896

*	Principal Collections can potentially include fees and other payments

Hercules Capital Funding Trust 2012-1	Page 7 of 8
Monthly Servicing Report for the Collection Period Ending April 4, 2013

Pool Balance - End of Period

OBLIGOR NAME	Dec-12	Jan-13	Feb-13	Mar-13	Apr-13
OBLIGOR #1	$8,172,429	$7,861,069	$7,547,429	$7,226,148	$6,907,861
OBLIGOR #2	$5,052,335	$4,572,047	$4,087,313	$3,594,431	$—
OBLIGOR #3	$9,230,769	$8,846,154	$8,461,538	$8,076,923	$7,692,308
OBLIGOR #4	$11,292,550	$10,871,709	$10,447,046	$10,009,339	$—
OBLIGOR #5	$12,555,645	$12,555,645	$12,555,645	$12,555,645	$12,198,390
OBLIGOR #6	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #7	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$9,761,673
OBLIGOR #8	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000
OBLIGOR #9	$3,822,324	$—	$—	$—	$—
OBLIGOR #10	$1,000,000	$1,000,000	$1,000,000	$966,343	$933,243
OBLIGOR #11	$3,758,211	$3,563,606	$3,367,447	$3,167,242	$2,968,011
OBLIGOR #12	$8,000,000	$8,000,000	$8,000,000	$8,000,000	$7,703,704
OBLIGOR #13	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #14	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000
OBLIGOR #15	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$5,000,000
OBLIGOR #16	$15,000,000	$15,000,000	$14,573,778	$14,128,579	$13,693,352
OBLIGOR #17	$10,000,000	$10,000,000	$10,000,000	$9,711,183	$9,428,358
OBLIGOR #18	$13,749,133	$13,749,133	$13,749,133	$13,749,133	$11,749,133
OBLIGOR #18					$2,000,000
OBLIGOR #19	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #20	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000
OBLIGOR #21	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$4,845,939
OBLIGOR #21	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$4,851,509
OBLIGOR #22	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000
OBLIGOR #23	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #24	$8,283,251	$8,156,689	$8,030,126	$7,903,564	$7,777,001
OBLIGOR #25	$8,000,000	$8,000,000	$8,000,000	$8,000,000	$8,000,000
OBLIGOR #25	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762
OBLIGOR #26	$—	$—	$—	$—	$10,000,000

TOTAL	$230,681,409	$224,940,814	$222,584,218	$219,853,292	$213,275,244

Hercules Capital Funding Trust 2012-1	Page 8 of 8
Monthly Servicing Report for the Collection Period Ending April 4, 2013

Confidential, Non-Public Information

Monthly Servicer Report

On Behalf of Hercules Capital Funding Trust 2012-1

Prepared: For the collection period ending May 3, 2013

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending May 3, 2013

Confidential, Non-Public Information

Monthly Servicer Report

On Behalf of Hercules Capital Funding Trust 2012-1

First Day of Collection Period	April 4, 2013
Last Day of Collection Period	May 3, 2013
Payment Date	May 16, 2013

Available Funds
On each Payment Date, payments on the Notes will be made from the following sources (collectively, “Available Funds”):

Obligor payments
Interest Received	$1,947,440
Principal Received	$3,270,073
Other Obligor Payments	$4,914

Obligor payments received with respect to the Loans during the preceding Collection Period;	$5,222,427
Liquidation proceeds received with respect to the Loans during the preceding Collection Period;	$—
Interest earned on funds on deposit in the Collection Account, the Interest Reserve Account and the Expense Reserve Account;
Proceeds from any optional sale of Loans;	$—
Payments made by the Seller, the Depositor or the Servicer in connection with the required repurchase or purchase of Loans; and	$—
Scheduled Payment Advances	$—

Total Available Funds	$5,222,427

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending May 3, 2013

Confidential, Non-Public Information

Waterfall Calculations

Interest Collections		$1,952,354

(1) Trustee, the Owner Trustee, the Backup Servicer, the Custodian and the Lockbox Bank, pro rata, any accrued and unpaid fees, expenses and indemnities then due to each of them with rolling twelve-month limit of $500K

US Bank Trustee - Annual Administrative Fee	$2,083
US Bank Back Up Servicer - Annual Administrative Fee	$2,646
US Bank Custodian - Monthly Fees	$150
US Bank Lockbox Fees	$796
Wilmington Trust - Owner Trustee Fees

Total due to Trustee/Owner Trustee/Backup Servicer/Custodian/Lockbox Bank fees		$5,674

The “Servicing Fee” is equal to 2% of the aggregate principal balance of the Loans as of the beginning of the Collection Period for such Payment Date times one-twelfth (or, in the case of the first Payment Date, a fraction equal to the number of days from and including the Cutoff Date through and including [date] over 360)

(2) Servicer or any Successor Servicer, any previously unreimbursed Scheduled Payment Advances, Servicing Advances, the Servicing Fee for the related calendar month, any supplemental servicing fees for the related calendar month, any reimbursements for mistaken deposits and other related amounts and certain other amounts due on the Loans that the Servicer is entitled to retain; to the Seller, amounts deposited into the Lockbox Account but not related to interest, principal or extension fees due on the Loans; a one-time servicer engagement fee to the Backup Servicer (upon becoming Successor Servicer) of $125K; and costs and expenses, if any, incurred by the Trustee or by any Successor Servicer (including the Backup Servicer) in connection with the transfer of servicing to any Successor Servicer, which shall not exceed $50K for a servicing transfer to the Backup Servicer or 175K to any other Successor Servicer

		$4,914
First day of collection period	April 4, 2013
Balance of loans as of beginning of Collection Period	$213,275,244
Applicable Servicing Fee %	2.00%
Number of Days to calculate	0.08

Total Servicing Fee		$355,459

(3) Accrued interest due on the Notes, which is the sum of (i) the aggregate amount of interest due and accrued for the related Interest Period on the Notes; and (ii) the excess, if any, of the amount of interest remaining due and payable on the Notes on prior Payment Dates over the amounts in respect of interest actually paid on the Notes on such Payment Dates, plus interest on any such shortfall at the interest rate for the Notes

Outstanding Balance of Notes After Last Payment Date	$114,675,643
Applicable Rate	3.32%

Interest due and accrued for related interest period	$317,269
Interest unpaid and due from prior payment date	$—
Plus interest on interest unpaid and due from prior payment date	$—

Total Accrued Interest Due		$317,269
(4) Principal on the Notes in the amounts required under “Principal Collections” below, but only to the extent not paid in full from Principal Collections
Outstanding Balance of Notes After Last Payment Date	$114,675,643
Target Principal Amortization	$2,133,032
Principal Payments Received from Principal Collections	$(2,133,032)
Principal Payments Received from Reserve Account	$—
Principal Payments Received from Interest Collections		$—

Note Balance after Principal Payment		$112,542,610
(5) Pay each of the Trustee, the Owner Trustee, the Backup Servicer, any Successor Servicer, the Custodian and the Lockbox Bank, pro rata, any fees and expenses then due to such party that are in excess of the related cap or annual limitation		$—
(6) Pay all remaining amounts to the Certificateholder		$1,269,038
Principal Collections		$3,270,073
(1) Pay the amounts under “Interest Collections”, but only to the extent not paid in full from Interest Collections		$—
(2) (A) for so long as no Rapid Amortization Event has occurred, to pay principal on the Notes in an amount equal to the excess, if any, of the outstanding principal amount of the Notes over the Borrowing Base and (B) following the occurrence of any Rapid Amortization Event, to pay outstanding principal on the Notes until the outstanding principal balance of the Notes is reduced to zero		$2,133,032
(3) Pay the remaining outstanding principal balance of the Notes on the Legal Final Payment Date		$—
(4) The amount on deposit in the Reserve Account is less than the Reserve Account Required Balance, to the
Reserve Account, fifty percent (50%) of any remaining Principal Collections until amounts on deposit in the Reserve Account equal the Reserve Account Required Balance		$568,520
(5) Pay the amounts referred to in clause (5) under “Interest Collections” above, but only to the extent not paid in full from Interest Collections;		$—
(6) Pay all remaining amounts to the Certificateholder		$568,520

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending May 3, 2013

Confidential, Non-Public Information

Borrowing Base and Required Note Payments

As of:                 May 3, 2013

First Day of Collection Period	April 4, 2013
Last Day of Collection Period	May 3, 2013
Payment Date	May 16, 2013

Borrowing Base
Adjusted Pool Balance
Pool Balance	$210,005,171
Total Excess Concentration Amount	$(28,484,832)
Outstanding Balance of all Delinquent Loans	$—
Outstanding Balance of all Restructured Loans	$—

Total Adjusted Pool Balance	$181,520,339
Advance Rate	62.0%

$112,542,610

Borrowing Base
Beginning Outstanding Note Balance	$114,675,643
Rapid Amortization	$—

Required Payment on Notes	$2,133,032

Rapid Amortization Event
Restructured Loan
Loan that has been, or in accordance with the Credit Monitoring Guidelines is required to be, modified or restructured to extend the maturity thereof or reduce the amount (other than by reason of the repayment thereof) or extend the time for payment of principal thereof, in each case as a result of the Obligor’s material financial underperformance, distress or default. Such Loan shall cease to be a Restructured Loan when such Loan has been performing for at least six consecutive months since the date the most recent modification was made and is no longer required to be so modified or restructured in accordance with the Credit Monitoring Guidelines.

Reporting Date	Obligor Name	Modification Date	Loan Balance	Total Restructured Amt in last 6 months
N/A

Delinquent Loan	Loan which is more than forty-five (45) days delinquent in payment; provided, however, that any Loan that has been substituted and replaced by the Issuer with a Substitute Loan pursuant to Section 2.04 and Section 2.06 will not be deemed to be a Delinquent Loan.

Days of Delinquency
	31 to 59	60 to 89	90+	Total
N/A	$—	$—	$—	$—
Total	$—	$—	$—	$—

Defaulted Loan	Loan in the Collateral as to which the earliest of the following has occurred: (i) any payment, or any part of any payment in excess of 90%, due under such Loan (taking into account any waivers or modifications granted by the Servicer on such Loan) has become 120 days or more delinquent, whether or not the Servicer has foreclosed upon the related Collateral or if the related obligor is insolvent or has declared bankruptcy and the Loan is more than 180 days delinquent; (ii) the Servicer has foreclosed upon and sold the related collateral; (iii) 90 days has elapsed since the related Collateral was foreclosed upon by the Servicer; or (iv) the Servicer has determined in accordance with its customary practices that the Loan is uncollectible or the final recoverable amounts have been received.

Reporting Date	Obligor Name	Defaulted Date	Loan Balance	Days of Default
N/A

Aggregate Outstanding Principal Balance of the Notes exceeds the Borrowing Base for a period of three (3) consecutive calendar months

Date	Ending Outstanding Note Balances	Borrowing Base	Balance > Borrowing Base
N/A

              Loans in the Collateral consist of Loans to 10 or fewer Obligors

	Obligor Count	Count > 10
N/A

              An Event of Default

N/A

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending May 3, 2013

Confidential, Non-Public Information

Pool Balance, Note and General Reserve Schedules

Pool Balance			Note Balances
Ending Collection Period Date	Beginning Pool Balance	Ending Pool Balance	Payment Date	Beginning Balance	Principal Payment	Ending Balance	Note Factor	Note Interest Paid	Cumulative Interest Paid
January 4, 2013	$230,681,409	$216,285,727	January 16, 2013	129,300,000	5,781,416	123,518,584	0.9553	321,957	321,957
February 4, 2013	$216,285,727	$222,584,218	February 19, 2013	123,518,584	1,576,420	121,942,164	0.9872	375,908	697,865
March 4, 2013	$222,584,218	$219,853,292	March 18, 2013	121,942,164	1,890,769	120,051,395	0.9845	337,373	1,035,239
April 4, 2013	$219,853,292	$213,275,244	April 16, 2013	120,051,395	5,375,752	114,675,643	0.9552	332,142	1,367,381
May 4, 2013	$213,275,244	$210,005,171	May 16, 2013	114,675,643	2,133,032	112,542,610	0.9814	317,269	1,684,650

General Reserve Account
Payment Date	Beginning Balance	Plus: Required Deposits	Plus: Interest	Less: Excess over General Reserve Account Required Balance	Less: Withdrawal for Insufficient Funds for Required Payments	Less: Withdrawal due to Event of Default	Ending Balance	Reserve Balance as a % of the Outstanding Principal Balance of the Notes
January 16, 2013	$—	$—	$—	$—	$—	$—	$—	0.00%
February 19, 2013	$—	$390,088	$—	$—	$—	$—	$390,088	0.18%
March 16, 2013	$390,088	$420,079	$—	$—	$—	$—	$810,167	0.37%
April 16, 2013	$810,167	$—	$—	$—	$243,520	$—	$566,646	0.25%
May 16, 2013	$566,646	$568,520	$—	$—	$—	$—	$1,135,167	0.52%

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending May 3, 2013

Confidential, Non-Public Information

Pool Balance (by Obligor) Concentration

Obligor Count	23

Loan Status	Loan Balance	% of Loan Balance
Current	$210,005,171	100%
Restructured	$—	0%
Defaulted	$—	0%
Delinquent	$—	0%

TOTAL	$210,005,171	100%

Concentration Limits percentage of Loan Balance		5%	23%	44%
Concentration Limits in Dollars		$10,500,259	$48,301,189	$92,402,275

		Single Obligor	Top Five	Top Ten
Excess Concentration
OBLIGOR #8		$(4,499,741)
OBLIGOR #14		$(4,499,741)
OBLIGOR #16		$(2,889,581)
OBLIGOR #5		$(2,748,805)
OBLIGOR #18		$(1,914,503)	$(20,752,476)
OBLIGOR #6
OBLIGOR #13
OBLIGOR #19
OBLIGOR #23
OBLIGOR #26				$(28,484,832)

Total		$(16,552,373)	$(20,752,476)	$(28,484,832)

Total Excess Concentration Amount	$(28,484,832)
Adjusted Pool Balance	$181,520,339

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending May 3, 2013

Confidential, Non-Public Information

Pool Balance and Note Schedules

Pool Balance
Ending Collection Period Date	Beginning Principal	Principal Collections*	Adjustment For Substitution	Ending Balance	Collateral Interest Received	Other Collections	Total Collections
December 19, 2012	$230,681,409	$—	$—	$230,681,409	$—	$—	$—
January 4, 2013	$230,681,409	$5,740,595	$—	$224,940,814	$2,084,457	$—	$7,825,052
February 4, 2013	$224,940,814	$2,356,596	$—	$222,584,218	$1,981,727	$—	$4,338,323
March 4, 2013	$222,584,218	$2,730,927	$—	$219,853,292	$1,770,085	$—	$4,501,012
April 4, 2013	$219,853,292	$3,900,558	$2,677,489	$213,275,244	$1,935,178	$18,050	$5,853,787
May 4, 2013	$213,275,244	$3,270,073	$—	$210,005,171	$1,947,440	$4,914	$5,222,427

Note Balance - Class A Notes
Payment Date	Beginning Principal	Principal Paydown	Ending Balance	Note Factor
December 19, 2012	$129,300,000		$129,300,000	1.000000
January 16, 2013	$129,300,000	$5,781,416	$123,518,584	0.955287
February 19, 2013	$123,518,584	$1,576,420	$121,942,164	0.943095
March 18, 2013	$121,942,164	$1,890,769	$120,051,395	0.928472
April 16, 2013	$120,051,395	$5,375,752	$114,675,643	0.886896
May 16, 2013	$114,675,643	$2,133,032	$112,542,610	0.870399
June 17, 2013
July 17, 2013

*	Principal Collections can potentially include fees and other payments

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending May 3, 2013

Confidential, Non-Public Information

Pool Balance - End of Period

OBLIGOR NAME	Dec-12	Jan-13	Feb-13	Mar-13	Apr-13	May-13
OBLIGOR #1	$8,172,429	$7,861,069	$7,547,429	$7,226,148	$6,907,861	$6,585,614
OBLIGOR #2	$5,052,335	$4,572,047	$4,087,313	$3,594,431	$—	$—
OBLIGOR #3	$9,230,769	$8,846,154	$8,461,538	$8,076,923	$7,692,308	$7,307,692
OBLIGOR #4	$11,292,550	$10,871,709	$10,447,046	$10,009,339	$—	$—
OBLIGOR #5	$12,555,645	$3,900,558	$12,555,645	$12,555,645	$12,198,390	$11,833,442
OBLIGOR #6	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #7	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$9,761,673	$9,761,673
OBLIGOR #8	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000
OBLIGOR #9	$3,822,324	$—	$—	$—	$—	$—
OBLIGOR #10	$1,000,000	$1,000,000	$1,000,000	$966,343	$933,243	$899,586
OBLIGOR #11	$3,758,211	$3,563,606	$3,367,447	$3,167,242	$2,968,011	$2,766,494
OBLIGOR #12	$8,000,000	$8,000,000	$8,000,000	$8,000,000	$7,703,704	$7,407,407
OBLIGOR #13	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #14	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000
OBLIGOR #15	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$5,000,000
OBLIGOR #16	$15,000,000	$15,000,000	$14,573,778	$14,128,579	$13,693,352	$13,249,064
OBLIGOR #17	$10,000,000	$10,000,000	$10,000,000	$9,711,183	$9,428,358	$9,140,353
OBLIGOR #18	$13,749,133	$13,749,133	$13,749,133	$13,749,133	$11,749,133	$11,389,840
OBLIGOR #18					$2,000,000	$2,000,000
OBLIGOR #19	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #20	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000
OBLIGOR #21	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$4,845,939	$4,690,274
OBLIGOR #21	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$4,851,509	$4,700,720
OBLIGOR #22	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000
OBLIGOR #23	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #24	$8,283,251	$8,156,689	$8,030,126	$7,903,564	$7,777,001	$7,608,251
OBLIGOR #25	$8,000,000	$8,000,000	$8,000,000	$8,000,000	$8,000,000	$7,900,000
OBLIGOR #25	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762
OBLIGOR #26	$—	$—	$—	$—	$10,000,000	$10,000,000

TOTAL	$230,681,409	$216,285,727	$222,584,218	$219,853,292	$213,275,244	$210,005,171

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending May 3, 2013

Monthly Servicer Report

On Behalf of Hercules Capital Funding Trust 2012-1

Prepared: For the collection period ending June 4, 2013

Hercules Capital Funding Trust 2012-1	Page 1 of 8
Monthly Servicing Report for the Collection Period Ending June 4, 2013

Monthly Servicer Report

On Behalf of Hercules Capital Funding Trust 2012-1

First Day of Collection Period	May 5, 2013
Last Day of Collection Period	June 4, 2013
Payment Date	June 17, 2013

Available Funds

On each Payment Date, payments on the Notes will be made from the following sources (collectively, “Available Funds”):

Obligor payments
Interest Received	$1,977,416
Principal Received	$3,318,319
Other Obligor Payments

Obligor payments received with respect to the Loans during the preceding Collection Period;	$5,295,735
Liquidation proceeds received with respect to the Loans during the preceding Collection Period;	$—
Interest earned on funds on deposit in the Collection Account, the Interest Reserve Account and the Expense Reserve Account;
Proceeds from any optional sale of Loans;	$—
Payments made by the Seller, the Depositor or the Servicer in connection with the required repurchase or purchase of Loans; and	$—
Scheduled Payment Advances	$—

Total Available Funds	$5,295,735

Hercules Capital Funding Trust 2012-1	Page 2 of 8
Monthly Servicing Report for the Collection Period Ending June 4, 2013

Waterfall Calculations

Interest Collections	$		1,977,416

(1) Trustee, the Owner Trustee, the Backup Servicer, the Custodian and the Lockbox Bank, pro rata, any accrued and unpaid fees, expenses and indemnities then due to each of them with rolling twelve-month limit of $500K

US Bank Trustee - Annual Administrative Fee		$2,083
US Bank Back Up Servicer - Annual Administrative Fee		$2,604
US Bank Custodian - Monthly Fees		$150
US Bank Lockbox Fees		$247
Wilmington Trust - Owner Trustee Fees

Total due to Trustee/Owner Trustee/Backup Servicer/Custodian/Lockbox Bank fees			$5,084

The Servicing Fee shall be equal to the sum of the product of: (i) one-twelfth of 2.00% (or, with respect to the first Collection Period, a fraction equal to the number of days from and including the Cutoff Date through and including January 15, 2013 over 360) and (ii) the Aggregate Outstanding Pool Balance as of the beginning of the related Collection Period.

(2) Servicer or any Successor Servicer, any previously unreimbursed Scheduled Payment Advances, Servicing Advances, the Servicing Fee for the related calendar month, any supplemental servicing fees for the related calendar month, any reimbursements for mistaken deposits and other related amounts and certain other amounts due on the Loans that the Servicer is entitled to retain; to the Seller, amounts deposited into the Lockbox Account but not related to interest, principal or extension fees due on the Loans; a one-time servicer engagement fee to the Backup Servicer (upon becoming Successor Servicer) of $125K; and costs and expenses, if any, incurred by the Trustee or by any Successor Servicer (including the Backup Servicer) in connection with the transfer of servicing to any Successor Servicer, which shall not exceed $50K for a servicing transfer to the Backup Servicer or 175K to any other Successor Servicer

			$41,963
First day of collection period		May 5, 2013
Aggregate Outstanding Pool Balance as of beginning of Collection Period		$215,121,820
Applicable Servicing Fee %		2.00%
Number of Days to calculate		0.08

Total Servicing Fee			$358,536

(3) Accrued interest due on the Notes, which is the sum of (i) the aggregate amount of interest due and accrued for the related Interest Period on the Notes; and (ii) the excess, if any, of the amount of interest remaining due and payable on the Notes on prior Payment Dates over the amounts in respect of interest actually paid on the Notes on such Payment Dates, plus interest on any such shortfall at the interest rate for the Notes

Outstanding Balance of Notes After Last Payment Date		$112,542,610
Applicable Rate		3.32%

Interest due and accrued for related interest period		$311,368
Interest unpaid and due from prior payment date		$—
Plus interest on interest unpaid and due from prior payment date		$—

Total Accrued Interest Due			$311,368
(4) Principal on the Notes in the amounts required under “Principal Collections” below, but only to the extent not paid in full from Principal Collections
Outstanding Balance of Notes After Last Payment Date		$112,542,610
Target Principal Amortization		$2,273,025
Principal Payments Received from Principal Collections		$(2,273,025)
Principal Payments Received from Reserve Account		$—
Principal Payments Received from Interest Collections			$—

Note Balance after Principal Payment			$110,269,586
(5) Pay each of the Trustee, the Owner Trustee, the Backup Servicer, any Successor Servicer, the Custodian and the Lockbox Bank, pro rata, any fees and expenses then due to such party that are in excess of the related cap or annual limitation			$—
(6) Pay all remaining amounts to the Certificateholder			$1,260,465
Principal Collections			$3,318,319
(1) Pay the amounts under “Interest Collections”, but only to the extent not paid in full from Interest Collections			$—
(2) (A) for so long as no Rapid Amortization Event has occurred, to pay principal on the Notes in an amount equal to the excess, if any, of the outstanding principal amount of the Notes over the Borrowing Base and (B) following the occurrence of any Rapid Amortization Event, to pay outstanding principal on the Notes until the outstanding principal balance of the Notes is reduced to zero			$2,273,025
(3) Pay the remaining outstanding principal balance of the Notes on the Legal Final Payment Date			$—
(4) The amount on deposit in the Reserve Account is less than the Reserve Account Required Balance, to the Reserve Account, fifty percent (50%) of any remaining Principal Collections until amounts on deposit in the Reserve Account equal the Reserve Account Required Balance			$522,647
(5) Pay the amounts referred to in clause (5) under “Interest Collections” above, but only to the extent not paid in full from Interest Collections;			$—
(6) Pay all remaining amounts to the Certificateholder			$522,647

Hercules Capital Funding Trust 2012-1	Page 3 of 8
Monthly Servicing Report for the Collection Period Ending June 4, 2013

Borrowing Base and Required Note Payments

As of: June 4, 2013

First Day of Collection Period	May 5, 2013
Last Day of Collection Period	June 4, 2013
Payment Date	June 17, 2013

Borrowing Base
Adjusted Pool Balance
Pool Balance	$206,578,601
Total Excess Concentration Amount	$(28,724,431)
Outstanding Balance of all Delinquent Loans	$—
Outstanding Balance of all Restructured Loans	$—

Total Adjusted Pool Balance	$177,854,170
Advance Rate	62.0%

$110,269,586

Borrowing Base
Beginning Outstanding Note Balance	$112,542,610
Rapid Amortization	$—

Required Payment on Notes	$2,273,025

Rapid Amortization Event
Restructured Loan
Loan that has been, or in accordance with the Credit Monitoring Guidelines is required to be, modified or restructured to extend the maturity thereof or reduce the amount (other than by reason of the repayment thereof) or extend the time for payment of principal thereof, in each case as a result of the Obligor’s material financial underperformance, distress or default. Such Loan shall cease to be a Restructured Loan when such Loan has been performing for at least six consecutive months since the date the most recent modification was made and is no longer required to be so modified or restructured in accordance with the Credit Monitoring Guidelines.

Total Restructured Amt
Reporting Date	Obligor Name	Modification Date	Loan Balance	in last 6 months
N/A

Delinquent Loan
Loan which is more than forty-five (45) days delinquent in payment; provided, however, that any Loan that has been substituted and replaced by the Issuer with a Substitute Loan pursuant to Section 2.04 and Section 2.06 will not be deemed to be a Delinquent Loan.

Days of Delinquency
	31 to 59	60 to 89	90+	Total
N/A	$—	$—	$—	$—
Total	$—	$—	$—	$—

Defaulted Loan
Loan in the Collateral as to which the earliest of the following has occurred: (i) any payment, or any part of any payment in excess of 90%, due under such Loan (taking into account any waivers or modifications granted by the Servicer on such Loan) has become 120 days or more delinquent, whether or not the Servicer has foreclosed upon the related Collateral or if the related obligor is insolvent or has declared bankruptcy and the Loan is more than 180 days delinquent; (ii) the Servicer has foreclosed upon and sold the related collateral; (iii) 90 days has elapsed since the related Collateral was foreclosed upon by the Servicer; or (iv) the Servicer has determined in accordance with its customary practices that the Loan is uncollectible or the final recoverable amounts have been received.

Reporting Date	Obligor Name	Defaulted Date	Loan Balance	Days of Default
N/A

Aggregate Outstanding Principal Balance of the Notes exceeds the Borrowing Base for a period of three (3) consecutive calendar months

	Ending Outstanding		Balance > Borrowing
Date	Note Balances	Borrowing Base	Base
N/A

Loans in the Collateral consist of Loans to 10 or fewer Obligors

	Obligor Count	Count > 10
N/A

An Event of Default

N/A

Hercules Capital Funding Trust 2012-1	Page 4 of 8
Monthly Servicing Report for the Collection Period Ending June 4, 2013

Pool Balance, Note and General Reserve Schedules

Pool Balance			Note Balances
Ending Collection Period Date	Beginning Pool Balance	Ending Pool Balance	Payment Date	Beginning Balance	Principal Payment	Ending Balance	Note Factor	Note Interest Paid	Cumulative Interest Paid
January 4, 2013	$230,681,409	$224,940,814	January 16, 2013	129,300,000	5,781,416	123,518,584	0.9553	321,957	321,957
February 4, 2013	$224,940,814	$222,584,218	February 19, 2013	123,518,584	1,576,420	121,942,164	0.9431	375,908	697,865
March 4, 2013	$222,584,218	$219,853,292	March 18, 2013	121,942,164	1,890,769	120,051,395	0.9285	337,373	1,035,239
April 4, 2013	$219,853,292	$213,275,244	April 16, 2013	120,051,395	5,375,752	114,675,643	0.8869	332,142	1,367,381
May 4, 2013	$213,275,244	$210,005,171	May 16, 2013	114,675,643	2,133,032	112,542,610	0.8704	317,269	1,684,650
June 4, 2013	$210,005,171	$206,578,601	June 17, 2013	112,542,610	2,273,025	110,269,586	0.8528	311,368	1,996,018

General Reserve Account
Payment Date	Beginning Balance	Plus: Required Deposits	Plus: Interest	Less: Excess over General Reserve Account Required Balance	Less: Withdrawal for Insufficient Funds for Required Payments	Less: Withdrawal due to Event of Default	Ending Balance	Reserve Balance as a % of the Outstanding Principal Balance of the Notes
January 16, 2013	$—	$—	$—	$—	$—	$—	$—	0.00%
February 19, 2013	$—	$390,088	$—	$—	$—	$—	$390,088	0.32%
March 16, 2013	$390,088	$420,079	$—	$—	$—	$—	$810,167	0.66%
April 16, 2013	$810,167	$—	$—	$—	$243,520	$—	$566,646	0.47%
May 16, 2013	$566,646	$568,520	$—	$—	$—	$—	$1,135,167	0.99%
June 17, 2013	$1,135,167	$522,647	$—	$—	$—	$—	$1,657,814	1.47%

Hercules Capital Funding Trust 2012-1	Page 5 of 8
Monthly Servicing Report for the Collection Period Ending June 4, 2013

Pool Balance (by Obligor) Concentration

Obligor Count	23

		% of
Loan Status	Loan Balance	Loan Balance
Current	$206,578,601	100%
Restructured	$—	0%
Defaulted	$—	0%
Delinquent	$—	0%

TOTAL	$206,578,601	100%

Concentration Limits percentage of Loan Balance		5%	23%	44%
Concentration Limits in Dollars		$10,328,930	$47,513,078	$90,894,585

		Single Obligor	Top Five	Top Ten
Excess Concentration
OBLIGOR #8		$(4,671,070)
OBLIGOR #14		$(4,671,070)
OBLIGOR #16		$(2,701,788)
OBLIGOR #5		$(2,475,819)
OBLIGOR #18		$(1,985,832)	$(20,637,151)
OBLIGOR #6		$(1,139,856)
OBLIGOR #13
OBLIGOR #19
OBLIGOR #23
OBLIGOR #26				$(28,724,431)

Total		$(17,645,435)	$(20,637,151)	$(28,724,431)

Total Excess Concentration Amount	$(28,724,431)
Adjusted Pool Balance	$177,854,170

Hercules Capital Funding Trust 2012-1	Page 6 of 8
Monthly Servicing Report for the Collection Period Ending June 4, 2013

Pool Balance and Note Schedules

Pool Balance
Ending Collection Period Date	Beginning Principal	Principal Collections*	Adjustment For Substitution	Ending Balance	Collateral Interest Received	Other Collections	Total Collections
December 19, 2012	$230,681,409	$—	$—	$230,681,409	$—	$—	$—
January 4, 2013	$230,681,409	$5,740,595	$—	$224,940,814	$2,084,457	$—	$7,825,052
February 4, 2013	$224,940,814	$2,356,596	$—	$222,584,218	$1,981,727	$—	$4,338,323
March 4, 2013	$222,584,218	$2,730,927	$—	$219,853,292	$1,770,085	$—	$4,501,012
April 4, 2013	$219,853,292	$3,900,558	$2,677,489	$213,275,244	$1,935,178	$18,050	$5,853,787
May 4, 2013	$213,275,244	$3,270,073	$—	$210,005,171	$1,846,576	$—	$5,116,649
June 4, 2013	$210,005,171	$3,318,319	$108,251	$206,578,601	$1,977,416	$—	$5,295,735

Note Balance - Class A Notes
Payment Date	Beginning Principal	Principal Paydown	Ending Balance	Note Factor
December 19, 2012	$129,300,000		$129,300,000	1.000000
January 16, 2013	$129,300,000	$5,781,416	$123,518,584	0.955287
February 19, 2013	$123,518,584	$1,576,420	$121,942,164	0.943095
March 18, 2013	$121,942,164	$1,890,769	$120,051,395	0.928472
April 16, 2013	$120,051,395	$5,375,752	$114,675,643	0.886896
May 16, 2013	$114,675,643	$2,133,032	$112,542,610	0.870399
June 4, 2013	$112,542,610	$2,273,025	$110,269,586	0.852820

*	Principal Collections can potentially include fees and other payments

Hercules Capital Funding Trust 2012-1	Page 7 of 8
Monthly Servicing Report for the Collection Period Ending June 4, 2013

Pool Balance - End of Period

OBLIGOR NAME	Dec-12	Jan-13	Feb-13	Mar-13	Apr-13	May-13	Jun-13
OBLIGOR #1	$8,172,429	$7,861,069	$7,547,429	$7,226,148	$6,907,861	$6,585,614	$6,262,638.66
OBLIGOR #2	$5,052,335	$4,572,047	$4,087,313	$3,594,431	$—	$—	$—
OBLIGOR #3	$9,230,769	$8,846,154	$8,461,538	$8,076,923	$7,692,308	$7,307,692	$6,923,076.96
OBLIGOR #4	$11,292,550	$10,871,709	$10,447,046	$10,009,339	$—	$—	$—
OBLIGOR #5	$12,555,645	$12,555,645	$12,555,645	$12,555,645	$12,198,390	$11,833,442	$11,468,786.18
OBLIGOR #6	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000.00
OBLIGOR #7	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$9,761,673	$9,761,673	$9,761,672.83
OBLIGOR #8	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000.00
OBLIGOR #9	$3,822,324	$—	$—	$—	$—	$—	$—
OBLIGOR #10	$1,000,000	$1,000,000	$1,000,000	$966,343	$933,243	$899,586	$865,896.53
OBLIGOR #11	$3,758,211	$3,563,606	$3,367,447	$3,167,242	$2,968,011	$2,766,494	$2,564,156.92
OBLIGOR #12	$8,000,000	$8,000,000	$8,000,000	$8,000,000	$7,703,704	$7,407,407	$7,111,111.10
OBLIGOR #13	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000.00
OBLIGOR #14	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000.00
OBLIGOR #15	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$5,000,000.00
OBLIGOR #16	$15,000,000	$15,000,000	$14,573,778	$14,128,579	$13,693,352	$13,249,064	$12,804,749.27
OBLIGOR #17	$10,000,000	$10,000,000	$10,000,000	$9,711,183	$9,428,358	$9,140,353	$8,852,489.74
OBLIGOR #18	$13,749,133	$13,749,133	$13,749,133	$13,749,133	$11,749,133	$11,389,840	$11,030,718.01
OBLIGOR #18					$2,000,000	$2,000,000	$2,000,000.00
OBLIGOR #19	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000.00
OBLIGOR #20	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000.00
OBLIGOR #21	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$4,845,939	$4,690,274	$4,534,612.35
OBLIGOR #21	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$4,851,509	$4,700,720	$4,549,974.60
OBLIGOR #22	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000.00
OBLIGOR #23	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000.00
OBLIGOR #24	$8,283,251	$8,156,689	$8,030,126	$7,903,564	$7,777,001	$7,608,251	$—
OBLIGOR #25	$8,000,000	$8,000,000	$8,000,000	$8,000,000	$8,000,000	$7,900,000	$7,800,000.00
OBLIGOR #25	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762.00
OBLIGOR #26	$—	$—	$—	$—	$10,000,000	$10,000,000	$10,000,000.00
OBLIGOR #27	$—	$—	$—	$—	$—	$—	$7,283,956.19

TOTAL	$230,681,409	$224,940,814	$222,584,218	$219,853,292	$213,275,244	$210,005,171	$206,578,601

Hercules Capital Funding Trust 2012-1	Page 8 of 8
Monthly Servicing Report for the Collection Period Ending June 4, 2013

Monthly Servicer Report

On Behalf of Hercules Capital Funding Trust 2012-1

Prepared: For the collection period ending July 3, 2013

Hercules Capital Funding Trust 2012-1	Page 1 of 8
Monthly Servicing Report for the Collection Period Ending July 3, 2013

Monthly Servicer Report

On Behalf of Hercules Capital Funding Trust 2012-1

First Day of Collection Period	June 5, 2013
Last Day of Collection Period	July 3, 2013
Payment Date	July 16, 2013

Available Funds

On each Payment Date, payments on the Notes will be made from the following sources (collectively, “Available Funds”):

Obligor payments
Interest Received	$1,781,618
Principal Received	$3,769,179
Other Obligor Payments

Obligor payments received with respect to the Loans during the preceding Collection Period;	$5,550,798
Liquidation proceeds received with respect to the Loans during the preceding Collection Period;	$—
Interest earned on funds on deposit in the Collection Account, the Interest Reserve Account and the Expense Reserve Account;
Proceeds from any optional sale of Loans;	$—
Payments made by the Seller, the Depositor or the Servicer in connection with the required repurchase or purchase of Loans; and	$—
Scheduled Payment Advances	$—

Total Available Funds	$5,550,798

Hercules Capital Funding Trust 2012-1	Page 2 of 8
Monthly Servicing Report for the Collection Period Ending July 3, 2013

Waterfall Calculations

Interest Collections		$1,781,618

(1) Trustee, the Owner Trustee, the Backup Servicer, the Custodian and the Lockbox Bank, pro rata, any accrued and unpaid fees, expenses and indemnities then due to each of them with rolling twelve-month limit of $500K

US Bank Trustee - Annual Administrative Fee	$2,083
US Bank Back Up Servicer - Annual Administrative Fee	$2,559
US Bank Custodian - Monthly Fees	$150
US Bank Lockbox Fees	$—
Wilmington Trust - Owner Trustee Fees

Total due to Trustee/Owner Trustee/Backup Servicer/Custodian/Lockbox Bank fees		$4,792

The Servicing Fee shall be equal to the sum of the product of: (i) one-twelfth of 2.00% (or, with respect to the first Collection Period, a fraction equal to the number of days from and including the Cutoff Date through and including January 15, 2013 over 360) and (ii) the Aggregate Outstanding Pool Balance as of the beginning of the related Collection Period.

(2) Servicer or any Successor Servicer, any previously unreimbursed Scheduled Payment Advances, Servicing Advances, the Servicing Fee for the related calendar month, any supplemental servicing fees for the related calendar month, any reimbursements for mistaken deposits and other related amounts and certain other amounts due on the Loans that the Servicer is entitled to retain; to the Seller, amounts deposited into the Lockbox Account but not related to interest, principal or extension fees due on the Loans; a one-time servicer engagement fee to the Backup Servicer (upon becoming Successor Servicer) of $125K; and costs and expenses, if any, incurred by the Trustee or by any Successor Servicer (including the Backup Servicer) in connection with the transfer of servicing to any Successor Servicer, which shall not exceed $50K for a servicing transfer to the Backup Servicer or 175K to any other Successor Servicer

		$—
First day of collection period	June 5, 2013
Aggregate Outstanding Pool Balance as of beginning of Collection Period	$211,982,587
Applicable Servicing Fee %	2.00%
Number of Days to calculate	0.08

Total Servicing Fee		$353,304

(3) Accrued interest due on the Notes, which is the sum of (i) the aggregate amount of interest due and accrued for the related Interest Period on the Notes; and (ii) the excess, if any, of the amount of interest remaining due and payable on the Notes on prior Payment Dates over the amounts in respect of interest actually paid on the Notes on such Payment Dates, plus interest on any such shortfall at the interest rate for the Notes

Outstanding Balance of Notes After Last Payment Date	$110,269,586
Applicable Rate	3.32%

Interest due and accrued for related interest period	$305,079
Interest unpaid and due from prior payment date	$—
Plus interest on interest unpaid and due from prior payment date	$—

Total Accrued Interest Due		$305,079
(4) Principal on the Notes in the amounts required under “Principal Collections” below, but only to the extent not paid in full from Principal Collections
Outstanding Balance of Notes After Last Payment Date	$110,269,586
Target Principal Amortization	$2,564,881
Principal Payments Received from Principal Collections	$(2,564,881)
Principal Payments Received from Reserve Account	$—
Principal Payments Received from Interest Collections		$—

Note Balance after Principal Payment		$107,704,704
(5) Pay each of the Trustee, the Owner Trustee, the Backup Servicer, any Successor Servicer, the Custodian and the Lockbox Bank, pro rata, any fees and expenses then due to such party that are in excess of the related cap or annual limitation		$—
(6) Pay all remaining amounts to the Certificateholder		$1,118,443
Principal Collections		$3,769,179
(1) Pay the amounts under “Interest Collections”, but only to the extent not paid in full from Interest Collections		$—
(2) (A) for so long as no Rapid Amortization Event has occurred, to pay principal on the Notes in an amount equal to the excess, if any, of the outstanding principal amount of the Notes over the Borrowing Base and (B) following the occurrence of any Rapid Amortization Event, to pay outstanding principal on the Notes until the outstanding principal balance of the Notes is reduced to zero		$2,564,881
(3) Pay the remaining outstanding principal balance of the Notes on the Legal Final Payment Date		$—
(4) The amount on deposit in the Reserve Account is less than the Reserve Account Required Balance, to the Reserve Account, fifty percent (50%) of any remaining Principal Collections until amounts on deposit in the Reserve Account equal the Reserve Account Required Balance		$602,149
(5) Pay the amounts referred to in clause (5) under “Interest Collections” above, but only to the extent not paid in full from Interest Collections;		$—
(6) Pay all remaining amounts to the Certificateholder		$602,149

Hercules Capital Funding Trust 2012-1	Page 3 of 8
Monthly Servicing Report for the Collection Period Ending July 3, 2013

Borrowing Base and Required Note Payments

As of: July 3, 2013

First Day of Collection Period	June 5, 2013
Last Day of Collection Period	July 3, 2013
Payment Date	July 16, 2013

Borrowing Base
Adjusted Pool Balance
Pool Balance	$202,809,422
Total Excess Concentration Amount	$(29,092,157)
Outstanding Balance of all Delinquent Loans	$—
Outstanding Balance of all Restructured Loans	$—

Total Adjusted Pool Balance	$173,717,265
Advance Rate	62.0%

$107,704,704

Borrowing Base
Beginning Outstanding Note Balance	$110,269,586
Rapid Amortization	$—

Required Payment on Notes	$2,564,881

Rapid Amortization Event
Restructured Loan
Loan that has been, or in accordance with the Credit Monitoring Guidelines is required to be, modified or restructured to extend the maturity thereof or reduce the amount (other than by reason of the repayment thereof) or extend the time for payment of principal thereof, in each case as a result of the Obligor’s material financial underperformance, distress or default. Such Loan shall cease to be a Restructured Loan when such Loan has been performing for at least six consecutive months since the date the most recent modification was made and is no longer required to be so modified or restructured in accordance with the Credit Monitoring Guidelines.

Total Restructured Amt
Reporting Date	Obligor Name	Modification Date	Loan Balance	in last 6 months
N/A

Delinquent Loan
Loan which is more than forty-five (45) days delinquent in payment; provided, however, that any Loan that has been substituted and replaced by the Issuer with a Substitute Loan pursuant to Section 2.04 and Section 2.06 will not be deemed to be a Delinquent Loan.

Days of Delinquency
	31 to 59	60 to 89	90+	Total
N/A	$—	$—	$—	$—
Total	$—	$—	$—	$—

Defaulted Loan
Loan in the Collateral as to which the earliest of the following has occurred: (i) any payment, or any part of any payment in excess of 90%, due under such Loan (taking into account any waivers or modifications granted by the Servicer on such Loan) has become 120 days or more delinquent, whether or not the Servicer has foreclosed upon the related Collateral or if the related obligor is insolvent or has declared bankruptcy and the Loan is more than 180 days delinquent; (ii) the Servicer has foreclosed upon and sold the related collateral; (iii) 90 days has elapsed since the related Collateral was foreclosed upon by the Servicer; or (iv) the Servicer has determined in accordance with its customary practices that the Loan is uncollectible or the final recoverable amounts have been received.

Reporting Date	Obligor Name	Defaulted Date	Loan Balance	Days of Default
N/A

Aggregate Outstanding Principal Balance of the Notes exceeds the Borrowing Base for a period of three (3) consecutive calendar months

	Ending Outstanding		Balance > Borrowing
Date	Note Balances	Borrowing Base	Base
N/A

Loans in the Collateral consist of Loans to 10 or fewer Obligors

	Obligor Count	Count > 10
N/A

An Event of Default

N/A

Hercules Capital Funding Trust 2012-1	Page 4 of 8
Monthly Servicing Report for the Collection Period Ending July 3, 2013

Pool Balance, Note and General Reserve Schedules

Pool Balance			Note Balances
Ending								Note	Cumulative
Collection	Beginning	Ending Pool	Payment	Beginning	Principal	Ending	Note	Interest	Interest
Period Date	Pool Balance	Balance	Date	Balance	Payment	Balance	Factor	Paid	Paid
January 4, 2013	$230,681,409	$224,940,814	January 16, 2013	129,300,000	5,781,416	123,518,584	0.9553	321,957	321,957
February 4, 2013	$224,940,814	$222,584,218	February 19, 2013	123,518,584	1,576,420	121,942,164	0.9431	375,908	697,865
March 4, 2013	$222,584,218	$219,853,292	March 18, 2013	121,942,164	1,890,769	120,051,395	0.9285	337,373	1,035,239
April 4, 2013	$219,853,292	$213,275,244	April 16, 2013	120,051,395	5,375,752	114,675,643	0.8869	332,142	1,367,381
May 4, 2013	$213,275,244	$210,005,171	May 16, 2013	114,675,643	2,133,032	112,542,610	0.8704	317,269	1,684,650
June 4, 2013	$210,005,171	$206,578,601	June 17, 2013	112,542,610	2,273,025	110,269,586	0.8528	311,368	1,996,018
July 3, 2013	$206,578,601	$202,809,422	July 16, 2013	110,269,586	2,564,881	107,704,704	0.8330	305,079	2,301,097

General Reserve Account
					Less:
					Withdrawal			Reserve Balance
				Less: Excess over	for Insufficient	Less:		as a % of the
				General Reserve	Funds for	Withdrawal due		Outstanding
	Beginning	Plus: Required	Plus:	Account Required	Required	to Event of		Principal Balance
Payment Date	Balance	Deposits	Interest	Balance	Payments	Default	Ending Balance	of the Notes
January 16, 2013	$—	$—	$—	$—	$—	$—	$—	0.00%
February 19, 2013	$—	$390,088	$—	$—	$—	$—	$390,088	0.32%
March 16, 2013	$390,088	$420,079	$—	$—	$—	$—	$810,167	0.66%
April 16, 2013	$810,167	$—	$—	$—	$243,520	$—	$566,646	0.47%
May 16, 2013	$566,646	$568,520	$—	$—	$—	$—	$1,135,167	0.99%
June 17, 2013	$1,135,167	$522,647	$—	$—	$—	$—	$1,657,814	1.47%
July 16, 2013	$1,657,814	$602,149	$—	$—	$—	$—	$2,259,963	2.05%

Hercules Capital Funding Trust 2012-1	Page 5 of 8
Monthly Servicing Report for the Collection Period Ending July 3, 2013

Pool Balance (by Obligor) Concentration

Obligor Count	23

		% of
Loan Status	Loan Balance	Loan Balance
Current	$202,809,422	100%
Restructured	$—	0%
Defaulted	$—	0%
Delinquent	$—	0%

TOTAL	$202,809,422	100%

Concentration Limits percentage of Loan Balance		5%	23%	44%
Concentration Limits in Dollars		$10,140,471	$46,646,167	$89,236,146

		Single Obligor	Top Five	Top Ten
Excess Concentration
OBLIGOR #8		$(4,859,529)
OBLIGOR #14		$(4,859,529)
OBLIGOR #16		$(2,524,892)
OBLIGOR #5		$(2,211,104)
OBLIGOR #18		$(2,074,291)	$(20,585,533)
OBLIGOR #6		$(956,132)
OBLIGOR #13
OBLIGOR #19
OBLIGOR #23
OBLIGOR #26				$(29,092,157)

Total		$(17,485,476)	$(20,585,533)	$(29,092,157)

Total Excess Concentration Amount	$(29,092,157)
Adjusted Pool Balance	$173,717,265

Hercules Capital Funding Trust 2012-1	Page 6 of 8
Monthly Servicing Report for the Collection Period Ending July 3, 2013

Pool Balance and Note Schedules

Pool Balance
Ending Collection Period Date	Beginning Principal	Principal Collections*	Adjustment For Substitution	Ending Balance	Collateral Interest Received	Other Collections	Total Collections
December 19, 2012	$230,681,409	$—	$—	$230,681,409	$—	$—	$—
January 4, 2013	$230,681,409	$5,740,595	$—	$224,940,814	$2,084,457	$—	$7,825,052
February 4, 2013	$224,940,814	$2,356,596	$—	$222,584,218	$1,981,727	$—	$4,338,323
March 4, 2013	$222,584,218	$2,730,927	$—	$219,853,292	$1,770,085	$—	$4,501,012
April 4, 2013	$219,853,292	$3,900,558	$2,677,489	$213,275,244	$1,935,178	$18,050	$5,853,787
May 4, 2013	$213,275,244	$3,270,073	$—	$210,005,171	$1,846,576	$—	$5,116,649
June 4, 2013	$210,005,171	$3,318,319	$108,251	$206,578,601	$1,977,416	$—	$5,295,735
July 3, 2013	$206,578,601	$3,769,179	$—	$202,809,422	$1,781,618	$—	$5,550,798

Note Balance - Class A Notes
Payment Date	Beginning Principal	Principal Paydown	Ending Balance	Note Factor
December 19, 2012	$129,300,000		$129,300,000	1.000000
January 16, 2013	$129,300,000	$5,781,416	$123,518,584	0.955287
February 19, 2013	$123,518,584	$1,576,420	$121,942,164	0.943095
March 18, 2013	$121,942,164	$1,890,769	$120,051,395	0.928472
April 16, 2013	$120,051,395	$5,375,752	$114,675,643	0.886896
May 16, 2013	$114,675,643	$2,133,032	$112,542,610	0.870399
June 4, 2013	$112,542,610	$2,273,025	$110,269,586	0.852820
July 3, 2013	$110,269,586	$2,564,881	$107,704,704	0.832983

*	Principal Collections can potentially include fees and other payments

Hercules Capital Funding Trust 2012-1	Page 7 of 8
Monthly Servicing Report for the Collection Period Ending July 3, 2013

Pool Balance - End of Period

OBLIGOR NAME	Dec-12	Jan-13	Feb-13	Mar-13	Apr-13	May-13	Jun-13	Jul-13
OBLIGOR #1	$8,172,429	$7,861,069	$7,547,429	$7,226,148	$6,907,861	$6,585,614	$6,262,638.66	$5,935,820.87
OBLIGOR #2	$5,052,335	$4,572,047	$4,087,313	$3,594,431	$—	$—	$—	$—
OBLIGOR #3	$9,230,769	$8,846,154	$8,461,538	$8,076,923	$7,692,308	$7,307,692	$6,923,076.96	$6,538,461.58
OBLIGOR #4	$11,292,550	$10,871,709	$10,447,046	$10,009,339	$—	$—	$—	$—
OBLIGOR #5	$12,555,645	$12,555,645	$12,555,645	$12,555,645	$12,198,390	$11,833,442	$11,468,786.18	$11,096,602.85
OBLIGOR #6	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000.00	$10,000,000.00
OBLIGOR #7	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$9,761,673	$9,761,673	$9,761,672.83	$9,761,672.83
OBLIGOR #8	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000.00	$15,000,000.00
OBLIGOR #9	$3,822,324	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #10	$1,000,000	$1,000,000	$1,000,000	$966,343	$933,243	$899,586	$865,896.53	$831,663.58
OBLIGOR #11	$3,758,211	$3,563,606	$3,367,447	$3,167,242	$2,968,011	$2,766,494	$2,564,156.92	$2,359,610.96
OBLIGOR #12	$8,000,000	$8,000,000	$8,000,000	$8,000,000	$7,703,704	$7,407,407	$7,111,111.10	$6,814,814.80
OBLIGOR #13	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000.00	$10,000,000.00
OBLIGOR #14	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000.00	$15,000,000.00
OBLIGOR #15	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$5,000,000.00	$4,880,239.73
OBLIGOR #16	$15,000,000	$15,000,000	$14,573,778	$14,128,579	$13,693,352	$13,249,064	$12,804,749.27	$12,351,575.05
OBLIGOR #17	$10,000,000	$10,000,000	$10,000,000	$9,711,183	$9,428,358	$9,140,353	$8,852,489.74	$8,559,565.42
OBLIGOR #18	$13,749,133	$13,749,133	$13,749,133	$13,749,133	$11,749,133	$11,389,840	$11,030,718.01	$10,665,362.77
OBLIGOR #18					$2,000,000	$2,000,000	$2,000,000.00	$2,000,000.00
OBLIGOR #19	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000.00	$9,711,251.22
OBLIGOR #20	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000.00	$7,250,000.00
OBLIGOR #21	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$4,845,939	$4,690,274	$4,534,612.35	$4,377,390.82
OBLIGOR #21	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$4,851,509	$4,700,720	$4,549,974.60	$4,396,987.08
OBLIGOR #22	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000.00	$6,000,000.00
OBLIGOR #23	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000.00	$10,000,000.00
OBLIGOR #24	$8,283,251	$8,156,689	$8,030,126	$7,903,564	$7,777,001	$7,608,251	$—	$—
OBLIGOR #25	$8,000,000	$8,000,000	$8,000,000	$8,000,000	$8,000,000	$7,900,000	$7,800,000.00	$7,700,000.00
OBLIGOR #25	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762.00	$4,514,762.00
OBLIGOR #26	$—	$—	$—	$—	$10,000,000	$10,000,000	$10,000,000.00	$10,000,000.00
OBLIGOR #27	$—	$—	$—	$—	$—	$—	$7,283,956.19	$7,063,640.30

TOTAL	$230,681,409	$224,940,814	$222,584,218	$219,853,292	$213,275,244	$210,005,171	$206,578,601	$202,809,422

Hercules Capital Funding Trust 2012-1	Page 8 of 8
Monthly Servicing Report for the Collection Period Ending July 3, 2013

Monthly Servicer Report

On Behalf of Hercules Capital Funding Trust 2012-1

Prepared: For the collection period ending August 2, 2013

Hercules Capital Funding Trust 2012-1	Page 1 of 8
Monthly Servicing Report for the Collection Period Ending August 2, 2013

Monthly Servicer Report

On Behalf of Hercules Capital Funding Trust 2012-1

First Day of Collection Period Last Day of Collection Period Payment Date	July 5, 2013 August 2, 2013 August 16, 2013

Available Funds

On each Payment Date, payments on the Notes will be made from the following sources (collectively, “Available Funds”):

Obligor payments
Interest Received	$1,805,042
Principal Received	$3,771,009
Other Obligor Payments	$2,252

Obligor payments received with respect to the Loans during the preceding Collection Period;	$5,578,303
Liquidation proceeds received with respect to the Loans during the preceding Collection Period;	$—
Interest earned on funds on deposit in the Collection Account, the Interest Reserve Account and the Expense Reserve Account;
Proceeds from any optional sale of Loans;	$—
Payments made by the Seller, the Depositor or the Servicer in connection with the required repurchase or purchase of Loans; and	$—
Scheduled Payment Advances	$—

Total Available Funds	$5,578,303

Hercules Capital Funding Trust 2012-1	Page 2 of 8
Monthly Servicing Report for the Collection Period Ending August 2, 2013

Waterfall Calculations

Interest Collections		$1,805,042

(1) Trustee, the Owner Trustee, the Backup Servicer, the Custodian and the Lockbox Bank, pro rata, any accrued and unpaid fees, expenses and indemnities then due to each of them with rolling twelve-month limit of $500K

US Bank Trustee - Annual Administrative Fee	$2,083
US Bank Back Up Servicer - Annual Administrative Fee	$2,512
US Bank Custodian - Monthly Fees	$150
US Bank Lockbox Fees	$—
Wilmington Trust - Owner Trustee Fees

Total due to Trustee/Owner Trustee/Backup Servicer/Custodian/Lockbox Bank fees		$4,745

The Servicing Fee shall be equal to the sum of the product of: (i) one-twelfth of 2.00% (or, with respect to the first Collection Period, a fraction equal to the number of days from and including the Cutoff Date through and including January 15, 2013 over 360) and (ii) the Aggregate Outstanding Pool Balance as of the beginning of the related Collection Period.

(2) Servicer or any Successor Servicer, any previously unreimbursed Scheduled Payment Advances, Servicing Advances, the Servicing Fee for the related calendar month, any supplemental servicing fees for the related calendar month, any reimbursements for mistaken deposits and other related amounts and certain other amounts due on the Loans that the Servicer is entitled to retain; to the Seller, amounts deposited into the Lockbox Account but not related to interest, principal or extension fees due on the Loans; a one-time servicer engagement fee to the Backup Servicer (upon becoming Successor Servicer) of $125K; and costs and expenses, if any, incurred by the Trustee or by any Successor Servicer (including the Backup Servicer) in connection with the transfer of servicing to any Successor Servicer, which shall not exceed $50K for a servicing transfer to the Backup Servicer or 175K to any other Successor Servicer

		$—
First day of collection period	July 5, 2013
Aggregate Outstanding Pool Balance as of beginning of Collection Period	$208,360,219
Applicable Servicing Fee %	2.00%

Number of Days to calculate	0.08
Total Servicing Fee		$347,267

(3) Accrued interest due on the Notes, which is the sum of (i) the aggregate amount of interest due and accrued for the related Interest Period on the Notes; and (ii) the excess, if any, of the amount of interest remaining due and payable on the Notes on prior Payment Dates over the amounts in respect of interest actually paid on the Notes on such Payment Dates, plus interest on any such shortfall at the interest rate for the Notes

Outstanding Balance of Notes After Last Payment Date	$107,704,704
Applicable Rate	3.32%

Interest due and accrued for related interest period	$297,983
Interest unpaid and due from prior payment date	$—
Plus interest on interest unpaid and due from prior payment date	$—

Total Accrued Interest Due		$297,983
(4) Principal on the Notes in the amounts required under “Principal Collections” below, but only to the extent not paid in full from Principal Collections
Outstanding Balance of Notes After Last Payment Date	$107,704,704
Target Principal Amortization	$2,566,154
Principal Payments Received from Principal Collections	$(2,566,154)
Principal Payments Received from Reserve Account	$—
Principal Payments Received from Interest Collections		$—

Note Balance after Principal Payment		$105,138,550
(5) Pay each of the Trustee, the Owner Trustee, the Backup Servicer, any Successor Servicer, the Custodian and the Lockbox Bank, pro rata, any fees and expenses then due to such party that are in excess of the related cap or annual limitation		$—
(6) Pay all remaining amounts to the Certificateholder		$1,155,048
Principal Collections		$3,771,009
(1) Pay the amounts under “Interest Collections”, but only to the extent not paid in full from Interest Collections		$—
(2) (A) for so long as no Rapid Amortization Event has occurred, to pay principal on the Notes in an amount equal to the excess, if any, of the outstanding principal amount of the Notes over the Borrowing Base and (B) following the occurrence of any Rapid Amortization Event, to pay outstanding principal on the Notes until the outstanding principal balance of the Notes is reduced to zero		$2,566,154
(3) Pay the remaining outstanding principal balance of the Notes on the Legal Final Payment Date		$—
(4) The amount on deposit in the Reserve Account is less than the Reserve Account Required Balance, to the Reserve Account, fifty percent (50%) of any remaining Principal Collections until amounts on deposit in the Reserve Account equal the Reserve Account Required Balance		$602,427
(5) Pay the amounts referred to in clause (5) under “Interest Collections” above, but only to the extent not paid in full from Interest Collections;		$—
(6) Pay all remaining amounts to the Certificateholder		$602,427

Hercules Capital Funding Trust 2012-1	Page 3 of 8
Monthly Servicing Report for the Collection Period Ending August 2, 2013

Borrowing Base and Required Note Payments

As of: August 2, 2013

First Day of Collection Period	July 5, 2013
Last Day of Collection Period	August 2, 2013
Payment Date	August 16, 2013

Borrowing Base
Adjusted Pool Balance
Pool Balance	$199,038,413
Total Excess Concentration Amount	$(29,460,106)
Outstanding Balance of all Delinquent Loans	$—
Outstanding Balance of all Restructured Loans	$—

Total Adjusted Pool Balance	$169,578,307
Advance Rate	62.0%

$105,138,550

Borrowing Base
Beginning Outstanding Note Balance	$107,704,704
Rapid Amortization	$—

Required Payment on Notes	$2,566,154

Rapid Amortization Event
Restructured Loan
Loan that has been, or in accordance with the Credit Monitoring Guidelines is required to be, modified or restructured to extend the maturity thereof or reduce the amount (other than by reason of the repayment thereof) or extend the time for payment of principal thereof, in each case as a result of the Obligor’s material financial underperformance, distress or default. Such Loan shall cease to be a Restructured Loan when such Loan has been performing for at least six consecutive months since the date the most recent modification was made and is no longer required to be so modified or restructured in accordance with the Credit Monitoring Guidelines.

Reporting Date	Obligor Name	Modification Date	Loan Balance	Total Restructured Amt in last 6 months
N/A

Delinquent Loan
Loan which is more than forty-five (45) days delinquent in payment; provided, however, that any Loan that has been substituted and replaced by the Issuer with a Substitute Loan pursuant to Section 2.04 and Section 2.06 will not be deemed to be a Delinquent Loan.

Days of Delinquency
	31 to 59	60 to 89	90+	Total
N/A	$—	$—	$—	$—
Total	$—	$—	$—	$—

Defaulted Loan
Loan in the Collateral as to which the earliest of the following has occurred: (i) any payment, or any part of any payment in excess of 90%, due under such Loan (taking into account any waivers or modifications granted by the Servicer on such Loan) has become 120 days or more delinquent, whether or not the Servicer has foreclosed upon the related Collateral or if the related obligor is insolvent or has declared bankruptcy and the Loan is more than 180 days delinquent; (ii) the Servicer has foreclosed upon and sold the related collateral; (iii) 90 days has elapsed since the related Collateral was foreclosed upon by the Servicer; or (iv) the Servicer has determined in accordance with its customary practices that the Loan is uncollectible or the final recoverable amounts have been received.

Reporting Date	Obligor Name	Defaulted Date	Loan Balance	Days of Default
N/A

Aggregate Outstanding Principal Balance of the Notes exceeds the Borrowing Base for a period of three (3) consecutive calendar months

	Ending Outstanding		Balance > Borrowing
Date	Note Balances	Borrowing Base	Base
N/A

Loans in the Collateral consist of Loans to 10 or fewer Obligors

	Obligor Count	Count > 10
N/A

An Event of Default

N/A

Hercules Capital Funding Trust 2012-1	Page 4 of 8
Monthly Servicing Report for the Collection Period Ending August 2, 2013

Pool Balance, Note and General Reserve Schedules

Pool Balance			Note Balances
Ending Collection Period Date	Beginning Pool Balance	Ending Pool Balance	Payment Date	Beginning Balance	Principal Payment	Ending Balance	Note Factor	Note Interest Paid	Cumulative Interest Paid
January 4, 2013	$230,681,409	$224,940,814	January 16, 2013	129,300,000	5,781,416	123,518,584	0.9553	321,957	321,957
February 4, 2013	$224,940,814	$222,584,218	February 19, 2013	123,518,584	1,576,420	121,942,164	0.9431	375,908	697,865
March 4, 2013	$222,584,218	$219,853,292	March 18, 2013	121,942,164	1,890,769	120,051,395	0.9285	337,373	1,035,239
April 4, 2013	$219,853,292	$213,275,244	April 16, 2013	120,051,395	5,375,752	114,675,643	0.8869	332,142	1,367,381
May 4, 2013	$213,275,244	$210,005,171	May 16, 2013	114,675,643	2,133,032	112,542,610	0.8704	317,269	1,684,650
June 4, 2013	$210,005,171	$206,578,601	June 17, 2013	112,542,610	2,273,025	110,269,586	0.8528	311,368	1,996,018
July 3, 2013	$206,578,601	$202,809,422	July 16, 2013	110,269,586	2,564,881	107,704,704	0.8330	305,079	2,301,097
August 2, 2013	$202,809,422	$199,038,413	August 16, 2013	107,704,704	2,566,154	105,138,550	0.81314	297,983	2,599,080

General Reserve Account
Payment Date	Beginning Balance	Plus: Required Deposits	Plus: Interest	Less: Excess over General Reserve Account Required Balance	Less: Withdrawal for Insufficient Funds for Required Payments	Less: Withdrawal due to Event of Default	Ending Balance	Reserve Balance as a % of the Outstanding Principal Balance of the Notes
January 16, 2013	$—	$—	$—	$—	$—	$—	$—	0.00%
February 19, 2013	$—	$390,088	$—	$—	$—	$—	$390,088	0.32%
March 16, 2013	$390,088	$420,079	$—	$—	$—	$—	$810,167	0.66%
April 16, 2013	$810,167	$—	$—	$—	$243,520	$—	$566,646	0.47%
May 16, 2013	$566,646	$568,520	$—	$—	$—	$—	$1,135,167	0.99%
June 17, 2013	$1,135,167	$522,647	$—	$—	$—	$—	$1,657,814	1.47%
July 16, 2013	$1,657,814	$602,149	$—	$—	$—	$—	$2,259,963	2.05%
August 16, 2013	$2,259,963	$602,427	$—	$—	$—	$—	$2,862,390	2.66%

Hercules Capital Funding Trust 2012-1	Page 5 of 8
Monthly Servicing Report for the Collection Period Ending August 2, 2013

Pool Balance (by Obligor) Concentration

Obligor Count	23

		% of
Loan Status	Loan Balance	Loan Balance
Current	$199,038,413	100%
Restructured	$—	0%
Defaulted	$—	0%
Delinquent	$—	0%

TOTAL	$199,038,413	100%

Concentration Limits percentage of Loan Balance		5%	23%	44%
Concentration Limits in Dollars		$9,951,921	$45,778,835	$87,576,902

		Single Obligor	Top Five	Top Ten
Excess Concentration
OBLIGOR #8		$(5,048,079)
OBLIGOR #14		$(5,048,079)
OBLIGOR #16		$(2,347,942)
OBLIGOR #5		$(2,162,841)
OBLIGOR #18		$(1,946,066)	$(20,533,776)
OBLIGOR #6		$(772,476)
OBLIGOR #13		$(48,079)
OBLIGOR #19		$(48,079)
OBLIGOR #23		$(48,079)
OBLIGOR #26		$(48,079)		$(29,460,106)

Total		$(17,517,802)	$(20,533,776)	$(29,460,106)

Total Excess Concentration Amount	$(29,460,106)
Adjusted Pool Balance	$169,578,307

Hercules Capital Funding Trust 2012-1	Page 6 of 8
Monthly Servicing Report for the Collection Period Ending August 2, 2013

Pool Balance and Note Schedules

Pool Balance
Ending Collection Period Date	Beginning Principal	Principal Collections*	Adjustment For Substitution	Ending Balance	Collateral Interest Received	Other Collections	Total Collections
December 19, 2012	$230,681,409	$—	$—	$230,681,409	$—	$—	$—
January 4, 2013	$230,681,409	$5,740,595	$—	$224,940,814	$2,084,457	$—	$7,825,052
February 4, 2013	$224,940,814	$2,356,596	$—	$222,584,218	$1,981,727	$—	$4,338,323
March 4, 2013	$222,584,218	$2,730,927	$—	$219,853,292	$1,770,085	$—	$4,501,012
April 4, 2013	$219,853,292	$3,900,558	$2,677,489	$213,275,244	$1,935,178	$18,050	$5,853,787
May 4, 2013	$213,275,244	$3,270,073	$—	$210,005,171	$1,846,576	$—	$5,116,649
June 4, 2013	$210,005,171	$3,318,319	$108,251	$206,578,601	$1,977,416	$—	$5,295,735
July 3, 2013	$206,578,601	$3,769,179	$—	$202,809,422	$1,781,618	$—	$5,550,798
August 2, 2013	$202,809,422	$3,771,009	$—	$199,038,413	$1,805,042	$—	$5,576,051

Note Balance - Class A Notes
Payment Date	Beginning Principal	Principal Paydown	Ending Balance	Note Factor
December 19, 2012	$129,300,000		$129,300,000	1.000000
January 16, 2013	$129,300,000	$5,781,416	$123,518,584	0.955287
February 19, 2013	$123,518,584	$1,576,420	$121,942,164	0.943095
March 18, 2013	$121,942,164	$1,890,769	$120,051,395	0.928472
April 16, 2013	$120,051,395	$5,375,752	$114,675,643	0.886896
May 16, 2013	$114,675,643	$2,133,032	$112,542,610	0.870399
June 17, 2013	$112,542,610	$2,273,025	$110,269,586	0.852820
July 16, 2013	$110,269,586	$2,564,881	$107,704,704	0.832983
August 16, 2013	$107,704,704	$2,566,154	$105,138,550	0.813137

*	Principal Collections can potentially include fees and other payments

Hercules Capital Funding Trust 2012-1	Page 7 of 8
Monthly Servicing Report for the Collection Period Ending August 2, 2013

Pool Balance - End of Period

OBLIGOR NAME	Dec-12	Jan-13	Feb-13	Mar-13	Apr-13	May-13	Jun-13	Jul-13	Aug-13
OBLIGOR #1	$8,172,429	$7,861,069	$7,547,429	$7,226,148	$6,907,861	$6,585,614	$6,262,638.66	$5,935,820.87	$5,608,089.63
OBLIGOR #2	$5,052,335	$4,572,047	$4,087,313	$3,594,431	$—	$—	$—	$—	$—
OBLIGOR #3	$9,230,769	$8,846,154	$8,461,538	$8,076,923	$7,692,308	$7,307,692	$6,923,076.96	$6,538,461.58	$6,153,846.20
OBLIGOR #4	$11,292,550	$10,871,709	$10,447,046	$10,009,339	$—	$—	$—	$—	$—
OBLIGOR #5	$12,555,645	$12,555,645	$12,555,645	$12,555,645	$12,198,390	$11,833,442	$11,468,786.18	$11,096,602.85	$10,724,396.76
OBLIGOR #6	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000.00	$10,000,000.00	$10,000,000.00
OBLIGOR #7	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$9,761,673	$9,761,673	$9,761,672.83	$9,761,672.83	$9,761,672.83
OBLIGOR #8	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000.00	$15,000,000.00	$15,000,000.00
OBLIGOR #9	$3,822,324	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #10	$1,000,000	$1,000,000	$1,000,000	$966,343	$933,243	$899,586	$865,896.53	$831,663.58	$797,375.03
OBLIGOR #11	$3,758,211	$3,563,606	$3,367,447	$3,167,242	$2,968,011	$2,766,494	$2,564,156.92	$2,359,610.96	$2,154,120.82
OBLIGOR #12	$8,000,000	$8,000,000	$8,000,000	$8,000,000	$7,703,704	$7,407,407	$7,111,111.10	$6,814,814.80	$6,518,518.50
OBLIGOR #13	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000.00	$10,000,000.00	$10,000,000.00
OBLIGOR #14	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000.00	$15,000,000.00	$15,000,000.00
OBLIGOR #15	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$5,000,000.00	$4,880,239.73	$4,760,835.31
OBLIGOR #16	$15,000,000	$15,000,000	$14,573,778	$14,128,579	$13,693,352	$13,249,064	$12,804,749.27	$12,351,575.05	$11,897,986.29
OBLIGOR #17	$10,000,000	$10,000,000	$10,000,000	$9,711,183	$9,428,358	$9,140,353	$8,852,489.74	$8,559,565.42	$8,266,576.13
OBLIGOR #18	$13,749,133	$13,749,133	$13,749,133	$13,749,133	$11,749,133	$11,389,840	$11,030,718.01	$10,665,362.77	$10,299,862.99
OBLIGOR #18					$2,000,000	$2,000,000	$2,000,000.00	$2,000,000.00	$2,000,000.00
OBLIGOR #19	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000.00	$9,711,251.22	$9,422,841.86
OBLIGOR #20	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000.00	$7,250,000.00	$7,250,000.00
OBLIGOR #21	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$4,845,939	$4,690,274	$4,534,612.35	$4,377,390.82	$4,220,112.75
OBLIGOR #21	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$4,851,509	$4,700,720	$4,549,974.60	$4,396,987.08	$4,243,952.75
OBLIGOR #22	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000.00	$6,000,000.00	$6,000,000.00
OBLIGOR #23	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000.00	$10,000,000.00	$10,000,000.00
OBLIGOR #24	$8,283,251	$8,156,689	$8,030,126	$7,903,564	$7,777,001	$7,608,251	$—	$—	$—
OBLIGOR #25	$8,000,000	$8,000,000	$8,000,000	$8,000,000	$8,000,000	$7,900,000	$7,800,000.00	$7,700,000.00	$7,600,000.00
OBLIGOR #25	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762.00	$4,514,762.00	$4,514,762.00
OBLIGOR #26	$—	$—	$—	$—	$10,000,000	$10,000,000	$10,000,000.00	$10,000,000.00	$10,000,000.00
OBLIGOR #27	$—	$—	$—	$—	$—	$—	$7,283,956.19	$7,063,640.30	$6,843,463.19

TOTAL	$230,681,409	$224,940,814	$222,584,218	$219,853,292	$213,275,244	$210,005,171	$206,578,601	$202,809,422	$199,038,413

Hercules Capital Funding Trust 2012-1	Page 8 of 8
Monthly Servicing Report for the Collection Period Ending August 2, 2013

Monthly Servicer Report

On Behalf of Hercules Capital Funding Trust 2012-1

Prepared: For the collection period ending September 3, 2013

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending September 3, 2013	Page 1 of 8

Monthly Servicer Report

On Behalf of Hercules Capital Funding Trust 2012-1

First Day of Collection Period	August 3, 2013
Last Day of Collection Period	September 3, 2013
Payment Date	September 16, 2013

Available Funds

On each Payment Date, payments on the Notes will be made from the following sources (collectively, “Available Funds”):

Obligor payments
Interest Received	$1,784,734
Principal Received	$4,203,387
Other Obligor Payments	$—

Obligor payments received with respect to the Loans during the preceding Collection Period;	$5,988,121
Liquidation proceeds received with respect to the Loans during the preceding Collection Period;	$—
Interest earned on funds on deposit in the Collection Account, the Interest Reserve Account and the Expense Reserve Account;
Proceeds from any optional sale of Loans;	$—
Payments made by the Seller, the Depositor or the Servicer in connection with the required repurchase or purchase of Loans; and	$—
Scheduled Payment Advances	$—

Total Available Funds	$5,988,121

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending September 3, 2013	Page 2 of 8

Waterfall Calculations

Interest Collections		$1,784,734

(1) Trustee, the Owner Trustee, the Backup Servicer, the Custodian and the Lockbox Bank, pro rata, any accrued and unpaid fees, expenses and indemnities then due to each of them with rolling twelve-month limit of $500K

US Bank Trustee - Annual Administrative Fee	$2,083
US Bank Back Up Servicer - Annual Administrative Fee	$2,462
US Bank Custodian - Monthly Fees	$150
US Bank Lockbox Fees	$—
Wilmington Trust - Owner Trustee Fees

Total due to Trustee/Owner Trustee/Backup Servicer/Custodian/Lockbox Bank fees		$4,696

The Servicing Fee shall be equal to the sum of the product of: (i) one-twelfth of 2.00% (or, with respect to the first Collection Period, a fraction equal to the number of days from and including the Cutoff Date through and including January 15, 2013 over 360) and (ii) the Aggregate Outstanding Pool Balance as of the beginning of the related Collection Period.

(2) Servicer or any Successor Servicer, any previously unreimbursed Scheduled Payment Advances, Servicing Advances, the Servicing Fee for the related calendar month, any supplemental servicing fees for the related calendar month, any reimbursements for mistaken deposits and other related amounts and certain other amounts due on the Loans that the Servicer is entitled to retain; to the Seller, amounts deposited into the Lockbox Account but not related to interest, principal or extension fees due on the Loans; a one-time servicer engagement fee to the Backup Servicer (upon becoming Successor Servicer) of $125K; and costs and expenses, if any, incurred by the Trustee or by any Successor Servicer (including the Backup Servicer) in connection with the transfer of servicing to any Successor Servicer, which shall not exceed $50K for a servicing transfer to the Backup Servicer or 175K to any other Successor Servicer

		$—
First day of collection period	August 3, 2013
Aggregate Outstanding Pool Balance as of beginning of Collection Period	$204,614,464
Applicable Servicing Fee %	2.00%
Number of Days to calculate	0.08

Total Servicing Fee		$341,024

(3) Accrued interest due on the Notes, which is the sum of (i) the aggregate amount of interest due and accrued for the related Interest Period on the Notes; and (ii) the excess, if any, of the amount of interest remaining due and payable on the Notes on prior Payment Dates over the amounts in respect of interest actually paid on the Notes on such Payment Dates, plus interest on any such shortfall at the interest rate for the Notes

Outstanding Balance of Notes After Last Payment Date	$105,138,550
Applicable Rate	3.32%

Interest due and accrued for related interest period	$290,883
Interest unpaid and due from prior payment date	$—
Plus interest on interest unpaid and due from prior payment date	$—

Total Accrued Interest Due		$290,883
(4) Principal on the Notes in the amounts required under “Principal Collections” below, but only to the extent not paid in full from Principal Collections
Outstanding Balance of Notes After Last Payment Date	$105,138,550
Target Principal Amortization	$2,664,395
Principal Payments Received from Principal Collections	$(2,664,395)
Principal Payments Received from Reserve Account	$—
Principal Payments Received from Interest Collections		$—

Note Balance after Principal Payment		$102,474,155
(5) Pay each of the Trustee, the Owner Trustee, the Backup Servicer, any Successor Servicer, the Custodian and the Lockbox Bank, pro rata, any fees and expenses then due to such party that are in excess of the related cap or annual limitation		$—
(6) Pay all remaining amounts to the Certificateholder		$1,148,131
Principal Collections		$4,203,387
(1) Pay the amounts under “Interest Collections”, but only to the extent not paid in full from Interest Collections		$—
(2) (A) for so long as no Rapid Amortization Event has occurred, to pay principal on the Notes in an amount equal to the excess, if any, of the outstanding principal amount of the Notes over the Borrowing Base and (B) following the occurrence of any Rapid Amortization Event, to pay outstanding principal on the Notes until the outstanding principal balance of the Notes is reduced to zero		$2,664,395
(3) Pay the remaining outstanding principal balance of the Notes on the Legal Final Payment Date		$—
(4) The amount on deposit in the Reserve Account is less than the Reserve Account Required Balance, to the Reserve Account, fifty percent (50%) of any remaining Principal Collections until amounts on deposit in the Reserve Account equal the Reserve Account Required Balance		$769,496
(5) Pay the amounts referred to in clause (5) under “Interest Collections” above, but only to the extent not paid in full from Interest Collections;		$—
(6) Pay all remaining amounts to the Certificateholder		$769,496

Hercules Capital Funding Trust 2012-1	Page 3 of 8
Monthly Servicing Report for the Collection Period Ending September 3, 2013

Borrowing Base and Required Note Payments

As of:                 September 3, 2013

First Day of Collection Period	August 3, 2013
Last Day of Collection Period	September 3, 2013
Payment Date	September 16, 2013

Borrowing Base
Adjusted Pool Balance
Pool Balance	$194,941,027
Total Excess Concentration Amount	$(29,660,132)
Outstanding Balance of all Delinquent Loans	$—
Outstanding Balance of all Restructured Loans	$—

Total Adjusted Pool Balance	$165,280,895
Advance Rate	62.0%

$102,474,155

Borrowing Base
Beginning Outstanding Note Balance	$105,138,550
Rapid Amortization	$—

Required Payment on Notes	$2,664,395

Rapid Amortization Event
Restructured Loan
Loan that has been, or in accordance with the Credit Monitoring Guidelines is required to be, modified or restructured to extend the maturity thereof or reduce the amount (other than by reason of the repayment thereof) or extend the time for payment of principal thereof, in each case as a result of the Obligor’s material financial underperformance, distress or default. Such Loan shall cease to be a Restructured Loan when such Loan has been performing for at least six consecutive months since the date the most recent modification was made and is no longer required to be so modified or restructured in accordance with the Credit Monitoring Guidelines.

Reporting Date	Obligor Name	Modification Date	Loan Balance	Total Restructured Amt in last 6 months
N/A

Delinquent Loan
Loan which is more than forty-five (45) days delinquent in payment; provided, however, that any Loan that has been substituted and replaced by the Issuer with a Substitute Loan pursuant to Section 2.04 and Section 2.06 will not be deemed to be a Delinquent Loan.

Days of Delinquency
	31 to 59	60 to 89	90+	Total
N/A	$—	$—	$—	$—
Total	$—	$—	$—	$—

Defaulted Loan
Loan in the Collateral as to which the earliest of the following has occurred: (i) any payment, or any part of any payment in excess of 90%, due under such Loan (taking into account any waivers or modifications granted by the Servicer on such Loan) has become 120 days or more delinquent, whether or not the Servicer has foreclosed upon the related Collateral or if the related obligor is insolvent or has declared bankruptcy and the Loan is more than 180 days delinquent; (ii) the Servicer has foreclosed upon and sold the related collateral; (iii) 90 days has elapsed since the related Collateral was foreclosed upon by the Servicer; or (iv) the Servicer has determined in accordance with its customary practices that the Loan is uncollectible or the final recoverable amounts have been received.

Reporting Date	Obligor Name	Defaulted Date	Loan Balance	Days of Default
N/A

Aggregate Outstanding Principal Balance of the Notes exceeds the Borrowing Base for a period of three (3) consecutive calendar months

Date	Ending Outstanding Note Balances	Borrowing Base	Balance > Borrowing Base
N/A

Loans in the Collateral consist of Loans to 10 or fewer Obligors

	Obligor Count	Count > 10
N/A

An Event of Default

N/A

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending September 3, 2013	Page 4 of 8

Pool Balance, Note and General Reserve Schedules

Pool Balance			Note Balances
Ending Collection Period Date	Beginning Pool Balance	Ending Pool Balance	Payment Date	Beginning Balance	Principal Payment	Ending Balance	Note Factor	Note Interest Paid	Cumulative Interest Paid
January 4, 2013	$230,681,409	$224,940,814	January 16, 2013	129,300,000	5,781,416	123,518,584	0.9553	321,957	321,957
February 4, 2013	$224,940,814	$222,584,218	February 19, 2013	123,518,584	1,576,420	121,942,164	0.9431	375,908	697,865
March 4, 2013	$222,584,218	$219,853,292	March 18, 2013	121,942,164	1,890,769	120,051,395	0.9285	337,373	1,035,239
April 4, 2013	$219,853,292	$213,275,244	April 16, 2013	120,051,395	5,375,752	114,675,643	0.8869	332,142	1,367,381
May 4, 2013	$213,275,244	$210,005,171	May 16, 2013	114,675,643	2,133,032	112,542,610	0.8704	317,269	1,684,650
June 4, 2013	$210,005,171	$206,578,601	June 17, 2013	112,542,610	2,273,025	110,269,586	0.8528	311,368	1,996,018
July 3, 2013	$206,578,601	$202,809,422	July 16, 2013	110,269,586	2,564,881	107,704,704	0.8330	305,079	2,301,097
August 2, 2013	$202,809,422	$199,038,413	August 16, 2013	107,704,704	2,566,154	105,138,550	0.81314	297,983	2,599,080
September 3, 2013	$199,038,413	$194,941,027	September 16, 2013	105,138,550	2,664,395	102,474,155	0.79253	290,883	2,889,963

General Reserve Account
Payment Date	Beginning Balance	Plus: Required Deposits	Plus: Interest	Less: Excess over General Reserve Account Required Balance	Less: Withdrawal for Insufficient Funds for Required Payments	Less: Withdrawal due to Event of Default	Ending Balance	Reserve Balance as a % of the Outstanding Principal Balance of the Notes
January 16, 2013	$—	$—	$—	$—	$—	$—	$—	0.00%
February 19, 2013	$—	$390,088	$—	$—	$—	$—	$390,088	0.32%
March 16, 2013	$390,088	$420,079	$—	$—	$—	$—	$810,167	0.66%
April 16, 2013	$810,167	$—	$—	$—	$243,520	$—	$566,646	0.47%
May 16, 2013	$566,646	$568,520	$—	$—	$—	$—	$1,135,167	0.99%
June 17, 2013	$1,135,167	$522,647	$—	$—	$—	$—	$1,657,814	1.47%
July 16, 2013	$1,657,814	$602,149	$—	$—	$—	$—	$2,259,963	2.05%
August 16, 2013	$2,259,963	$602,427	$—	$—	$—	$—	$2,862,390	2.66%
September 16, 2013	$2,862,390	$769,496	$—	$—	$—	$—	$3,631,886	3.45%

Hercules Capital Funding Trust 2012-1	Page 5 of 8
Monthly Servicing Report for the Collection Period Ending September 3, 2013

Pool Balance (by Obligor) Concentration

Obligor Count	23

Loan Status	Loan Balance	% of Loan Balance
Current	$194,941,027	100%
Restructured	$—	0%
Defaulted	$—	0%
Delinquent	$—	0%

TOTAL	$194,941,027	100%

Concentration Limits percentage of Loan Balance		5%	23%	44%
Concentration Limits in Dollars		$9,747,051	$44,836,436	$85,774,052

		Single Obligor	Top Five	Top Ten
Excess Concentration
OBLIGOR #8		$(5,252,949)
OBLIGOR #14		$(5,252,949)
OBLIGOR #18		$(2,184,283)
OBLIGOR #25		$(1,967,711)
OBLIGOR #16		$(1,692,659)	$(20,249,371)
OBLIGOR #5		$(601,325)
OBLIGOR #28		$(252,949)
OBLIGOR #13		$(252,949)
OBLIGOR #23		$(252,949)
OBLIGOR #26		$(252,949)		$(29,660,132)

Total		$(17,963,670)	$(20,249,371)	$(29,660,132)

Total Excess Concentration Amount	$(29,660,132)
Adjusted Pool Balance	$165,280,895

Hercules Capital Funding Trust 2012-1	Page 6 of 8
Monthly Servicing Report for the Collection Period Ending September 3, 2013

Pool Balance and Note Schedules

Pool Balance
Ending Collection Period Date	Beginning Principal	Principal Collections*	Adjustment For Substitution	Ending Balance	Collateral Interest Received	Other Collections	Total Collections
December 19, 2012	$230,681,409	$—	$—	$230,681,409	$—	$—	$—
January 4, 2013	$230,681,409	$5,740,595	$—	$224,940,814	$2,084,457	$—	$7,825,052
February 4, 2013	$224,940,814	$2,356,596	$—	$222,584,218	$1,981,727	$—	$4,338,323
March 4, 2013	$222,584,218	$2,730,927	$—	$219,853,292	$1,770,085	$—	$4,501,012
April 4, 2013	$219,853,292	$3,900,558	$2,677,489	$213,275,244	$1,935,178	$18,050	$5,853,787
May 4, 2013	$213,275,244	$3,270,073	$—	$210,005,171	$1,846,576	$—	$5,116,649
June 4, 2013	$210,005,171	$3,318,319	$108,251	$206,578,601	$1,977,416	$—	$5,295,735
July 3, 2013	$206,578,601	$3,769,179	$—	$202,809,422	$1,781,618	$—	$5,550,798
August 2, 2013	$202,809,422	$3,771,009	—	$199,038,413	$1,805,042	$—	$5,576,051
September 3, 2013	$199,038,413	$4,203,387	$—	$194,835,026	$1,784,734	$—	$5,988,121

Note Balance - Class A Notes
Payment Date	Beginning Principal	Principal Paydown	Ending Balance	Note Factor
December 19, 2012	$129,300,000		$129,300,000	1.000000
January 16, 2013	$129,300,000	$5,781,416	$123,518,584	0.955287
February 19, 2013	$123,518,584	$1,576,420	$121,942,164	0.943095
March 18, 2013	$121,942,164	$1,890,769	$120,051,395	0.928472
April 16, 2013	$120,051,395	$5,375,752	$114,675,643	0.886896
May 16, 2013	$114,675,643	$2,133,032	$112,542,610	0.870399
June 17, 2013	$112,542,610	$2,273,025	$110,269,586	0.852820
July 16, 2013	$110,269,586	$2,564,881	$107,704,704	0.832983
August 16, 2013	$107,704,704	$2,566,154	$105,138,550	0.813137
September 16, 2013	$105,138,550	$2,664,395	$102,474,155	0.792530

*	Principal Collections can potentially include fees and other payments

Hercules Capital Funding Trust 2012-1	Page 7 of 8
Monthly Servicing Report for the Collection Period Ending September 3, 2013

Pool Balance - End of Period

OBLIGOR NAME	Dec-12	Jan-13	Feb-13	Mar-13	Apr-13	May-13	Jun-13	Jul-13	Aug-13	Sep-13
OBLIGOR #1	$8,172,429	$7,861,069	$7,547,429	$7,226,148	$6,907,861	$6,585,614	$6,262,638.66	$5,935,820.87	$5,608,089.63	$5,277,959.58
OBLIGOR #2	$5,052,335	$4,572,047	$4,087,313	$3,594,431	$—	$—	$—	$—	$—	$—
OBLIGOR #3	$9,230,769	$8,846,154	$8,461,538	$8,076,923	$7,692,308	$7,307,692	$6,923,076.96	$6,538,461.58	$6,153,846.20	$5,769,230.82
OBLIGOR #4	$11,292,550	$10,871,709	$10,447,046	$10,009,339	$—	$—	$—	$—	$—	$—
OBLIGOR #5	$12,555,645	$12,555,645	$12,555,645	$12,555,645	$12,198,390	$11,833,442	$11,468,786.18	$11,096,602.85	$10,724,396.76	$10,348,376.59
OBLIGOR #6	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000.00	$10,000,000.00	$10,000,000.00	$—
OBLIGOR #7	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$9,761,673	$9,761,673	$9,761,672.83	$9,761,672.83	$9,761,672.83	$9,761,672.83
OBLIGOR #8	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000.00	$15,000,000.00	$15,000,000.00	$15,000,000.00
OBLIGOR #9	$3,822,324	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #10	$1,000,000	$1,000,000	$1,000,000	$966,343	$933,243	$899,586	$865,896.53	$831,663.58	$797,375.03	$762,783.83
OBLIGOR #11	$3,758,211	$3,563,606	$3,367,447	$3,167,242	$2,968,011	$2,766,494	$2,564,156.92	$2,359,610.96	$2,154,120.82	$1,947,038.12
OBLIGOR #12	$8,000,000	$8,000,000	$8,000,000	$8,000,000	$7,703,704	$7,407,407	$7,111,111.10	$6,814,814.80	$6,518,518.50	$6,222,222.20
OBLIGOR #13	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000.00	$10,000,000.00	$10,000,000.00	$10,000,000.00
OBLIGOR #14	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000.00	$15,000,000.00	$15,000,000.00	$15,000,000.00
OBLIGOR #15	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$5,000,000.00	$4,880,239.73	$4,760,835.31	$4,640,407.82
OBLIGOR #16	$15,000,000	$15,000,000	$14,573,778	$14,128,579	$13,693,352	$13,249,064	$12,804,749.27	$12,351,575.05	$11,897,986.29	$11,439,710.45
OBLIGOR #17	$10,000,000	$10,000,000	$10,000,000	$9,711,183	$9,428,358	$9,140,353	$8,852,489.74	$8,559,565.42	$8,266,576.13	$7,971,000.80
OBLIGOR #18	$13,749,133	$13,749,133	$13,749,133	$13,749,133	$11,749,133	$11,389,840	$11,030,718.01	$10,665,362.77	$10,299,862.99	$9,931,334.55
OBLIGOR #18					$2,000,000	$2,000,000	$2,000,000.00	$2,000,000.00	$2,000,000.00	$2,000,000.00
OBLIGOR #19	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000.00	$9,711,251.22	$9,422,841.86	$9,131,539.18
OBLIGOR #20	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000.00	$7,250,000.00	$7,250,000.00	$7,250,000.00
OBLIGOR #21	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$4,845,939	$4,690,274	$4,534,612.35	$4,377,390.82	$4,220,112.75	$4,062,022.08
OBLIGOR #21	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$4,851,509	$4,700,720	$4,549,974.60	$4,396,987.08	$4,243,952.75	$4,089,765.34
OBLIGOR #22	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000.00	$6,000,000.00	$6,000,000.00	$6,000,000.00
OBLIGOR #23	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000.00	$10,000,000.00	$10,000,000.00	$10,000,000.00
OBLIGOR #24	$8,283,251	$8,156,689	$8,030,126	$7,903,564	$7,777,001	$7,608,251	$—	$—	$—	$—
OBLIGOR #25	$8,000,000	$8,000,000	$8,000,000	$8,000,000	$8,000,000	$7,900,000	$7,800,000.00	$7,700,000.00	$7,600,000.00	$7,200,000.00
OBLIGOR #25	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762.00	$4,514,762.00	$4,514,762.00	$4,514,762.00
OBLIGOR #26	$—	$—	$—	$—	$10,000,000	$10,000,000	$10,000,000.00	$10,000,000.00	$10,000,000.00	$10,000,000.00
OBLIGOR #27	$—	$—	$—	$—	$—	$—	$7,283,956.19	$7,063,640.30	$6,843,463.19	$6,621,200.52
OBLIGOR #28	$—	$—	$—	$—	$—	$—	$—	$—	$—	$10,000,000.00

TOTAL	$230,681,409	$224,940,814	$222,584,218	$219,853,292	$213,275,244	$210,005,171	$206,578,601	$202,809,422	$199,038,413	$194,941,027

Hercules Capital Funding Trust 2012-1	Page 8 of 8
Monthly Servicing Report for the Collection Period Ending September 3, 2013

Monthly Servicer Report

On Behalf of Hercules Capital Funding Trust 2012-1

Prepared: For the collection period ending October 4, 2013

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending October 4, 2013	Page 1 of 8

Monthly Servicer Report

On Behalf of Hercules Capital Funding Trust 2012-1

First Day of Collection Period	September 4, 2013
Last Day of Collection Period	October 4, 2013
Payment Date	October 16, 2013

Available Funds

On each Payment Date, payments on the Notes will be made from the following sources (collectively, “Available Funds”):

Obligor payments
Interest Received	$1,608,996
Principal Received[1]	$9,095,353
Other Obligor Payments	$—

Obligor payments received with respect to the Loans during the preceding Collection Period;	$10,704,349
Liquidation proceeds received with respect to the Loans during the preceding Collection Period;	$—
Interest earned on funds on deposit in the Collection Account, the Interest Reserve Account and the Expense Reserve Account;
Proceeds from any optional sale of Loans;	$—
Payments made by the Seller, the Depositor or the Servicer in connection with the required repurchase or purchase of Loans; and	$—
Scheduled Payment Advances	$—

Total Available Funds	$10,704,349

1: Note that $300,000 in principal payments were received from obligor #25 in July 2013 that were not reflected in the Servicer Reports dated July 16th 2013 or August 16th 2013. These principal payments were included in the September Servicer Report. In addition, the related October payments have been adjusted to reflect the increased principal payment amount, resulting in the following corrections:

Total due to Trustee/Owner Trustee/Backup Servicer/Custodian/Lockbox Bank fees—October amount is reduced by $8.00

Total Servicing Fee—October amount is reduced by $500.00

Total accrued interest due—October amount is reduced by $453.00

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending October 4, 2013	Page 2 of 8

Waterfall Calculations

Interest Collections		$1,608,996

(1) Trustee, the Owner Trustee, the Backup Servicer, the Custodian and the Lockbox Bank, pro rata, any accrued and unpaid fees, expenses and indemnities then due to each of them with rolling twelve-month limit of $500K

US Bank Trustee—Annual Administrative Fee	$2,083
US Bank Back Up Servicer—Annual Administrative Fee	$2,379
US Bank Custodian—Monthly Fees	$150
US Bank Lockbox Fees	$910
Wilmington Trust—Owner Trustee Fees
True up of fees per footnote 1 on page 1	$(8)

Total due to Trustee/Owner Trustee/Backup Servicer/Custodian/Lockbox Bank fees		$5,515

The Servicing Fee shall be equal to the sum of the product of: (i) one-twelfth of 2.00% (or, with respect to the first Collection Period, a fraction equal to the number of days from and including the Cutoff Date through and including January 15, 2013 over 360) and (ii) the Aggregate Outstanding Pool Balance as of the beginning of the related Collection Period.

(2) Servicer or any Successor Servicer, any previously unreimbursed Scheduled Payment Advances, Servicing Advances, the Servicing Fee for the related calendar month, any supplemental servicing fees for the related calendar month, any reimbursements for mistaken deposits and other related amounts and certain other amounts due on the Loans that the Servicer is entitled to retain; to the Seller, amounts deposited into the Lockbox Account but not related to interest, principal or extension fees due on the Loans; a one-time servicer engagement fee to the Backup Servicer (upon becoming Successor Servicer) of $125K; and costs and expenses, if any, incurred by the Trustee or by any Successor Servicer (including the Backup Servicer) in connection with the transfer of servicing to any Successor Servicer, which shall not exceed $50K for a servicing transfer to the Backup Servicer or 175K to any other Successor Servicer

		$—
First day of collection period	September 4, 2013
Aggregate Outstanding Pool Balance as of beginning of Collection Period	$200,823,147
Applicable Servicing Fee %	2.00%
Number of Days to calculate	0.08
True up of fees per footnote 1 on page 1	(500)

Total Servicing Fee		$334,205

(3) Accrued interest due on the Notes, which is the sum of (i) the aggregate amount of interest due and accrued for the related Interest Period on the Notes; and (ii) the excess, if any, of the amount of interest remaining due and payable on the Notes on prior Payment Dates over the amounts in respect of interest actually paid on the Notes on such Payment Dates, plus interest on any such shortfall at the interest rate for the Notes

Outstanding Balance of Notes After Last Payment Date	$102,474,155
Applicable Rate	3.32%

Interest due and accrued for related interest period	$283,512
Interest unpaid and due from prior payment date	$—
Plus interest on interest unpaid and due from prior payment date	$—
True up of fees per footnote 1 on page 1	$(453)

Total Accrued Interest Due		$283,059
(4) Principal on the Notes in the amounts required under “Principal Collections” below, but only to the extent not paid in full from Principal Collections
Outstanding Balance of Notes After Last Payment Date	$102,474,155
Target Principal Amortization	$7,022,406
Principal Payments Received from Principal Collections	$(7,022,406)
Principal Payments Received from Reserve Account	$—
Principal Payments Received from Interest Collections		$—

Note Balance after Principal Payment		$95,451,748
(5) Pay each of the Trustee, the Owner Trustee, the Backup Servicer, any Successor Servicer, the Custodian and the Lockbox Bank, pro rata, any fees and expenses then due to such party that are in excess of the related cap or annual limitation		$—
(6) Pay all remaining amounts to the Certificateholder		$986,217
Principal Collections		$9,095,353
(1) Pay the amounts under “Interest Collections”, but only to the extent not paid in full from Interest Collections		$—
(2) (A) for so long as no Rapid Amortization Event has occurred, to pay principal on the Notes in an amount equal to the excess, if any, of the outstanding principal amount of the Notes over the Borrowing Base and (B) following the occurrence of any Rapid Amortization Event, to pay outstanding principal on the Notes until the outstanding principal balance of the Notes is reduced to zero		$7,022,406
(3) Pay the remaining outstanding principal balance of the Notes on the Legal Final Payment Date		$—
(4) The amount on deposit in the Reserve Account is less than the Reserve Account Required Balance, to the Reserve Account, fifty percent (50%) of any remaining Principal Collections until amounts on deposit in the Reserve Account equal the Reserve Account Required Balance		$1,036,473
(5) Pay the amounts referred to in clause (5) under “Interest Collections” above, but only to the extent not paid in full from Interest Collections;		$—
(6) Pay all remaining amounts to the Certificateholder		$1,036,473

Hercules Capital Funding Trust 2012-1	Page 3 of 8
Monthly Servicing Report for the Collection Period Ending October 4, 2013

Borrowing Base and Required Note Payments

As of:             October 4, 2013

First Day of Collection Period	September 4, 2013
Last Day of Collection Period	October 4, 2013
Payment Date	October 16, 2013

Borrowing Base
Adjusted Pool Balance
Pool Balance	$185,845,674
Total Excess Concentration Amount	$(31,891,241)
Outstanding Balance of all Delinquent Loans	$—
Outstanding Balance of all Restructured Loans	$—

Total Adjusted Pool Balance	$153,954,433
Advance Rate	62.0%

$95,451,748

Borrowing Base
Beginning Outstanding Note Balance	$102,474,155
Rapid Amortization	$—

Required Payment on Notes	$7,022,406

Rapid Amortization Event
Restructured Loan
Loan that has been, or in accordance with the Credit Monitoring Guidelines is required to be, modified or restructured to extend the maturity thereof or reduce the amount (other than by reason of the repayment thereof) or extend the time for payment of principal thereof, in each case as a result of the Obligor’s material financial underperformance, distress or default. Such Loan shall cease to be a Restructured Loan when such Loan has been performing for at least six consecutive months since the date the most recent modification was made and is no longer required to be so modified or restructured in accordance with the Credit Monitoring Guidelines.

Reporting Date	Obligor Name	Modification Date	Loan Balance	Total Restructured Amt in last 6 months
N/A

Delinquent Loan
Loan which is more than forty-five (45) days delinquent in payment; provided, however, that any Loan that has been substituted and replaced by the Issuer with a Substitute Loan pursuant to Section 2.04 and Section 2.06 will not be deemed to be a Delinquent Loan.

Days of Delinquency
	31 to 59	60 to 89	90+	Total
N/A	$—	$—	$—	$—
Total	$—	$—	$—	$—

Defaulted Loan
Loan in the Collateral as to which the earliest of the following has occurred: (i) any payment, or any part of any payment in excess of 90%, due under such Loan (taking into account any waivers or modifications granted by the Servicer on such Loan) has become 120 days or more delinquent, whether or not the Servicer has foreclosed upon the related Collateral or if the related obligor is insolvent or has declared bankruptcy and the Loan is more than 180 days delinquent; (ii) the Servicer has foreclosed upon and sold the related collateral; (iii) 90 days has elapsed since the related Collateral was foreclosed upon by the Servicer; or (iv) the Servicer has determined in accordance with its customary practices that the Loan is uncollectible or the final recoverable amounts have been received.

Reporting Date	Obligor Name	Defaulted Date	Loan Balance	Days of Default
N/A

Aggregate Outstanding Principal Balance of the Notes exceeds the Borrowing Base for a period of three (3) consecutive calendar months

Date	Ending Outstanding Note Balances	Borrowing Base	Balance > Borrowing Base
N/A

Loans in the Collateral consist of Loans to 10 or fewer Obligors

	Obligor Count	Count > 10
N/A

An Event of Default

N/A

Hercules Capital Funding Trust 2012-1	Page 4 of 8
Monthly Servicing Report for the Collection Period Ending October 4, 2013

Pool Balance, Note and General Reserve Schedules

Pool Balance			Note Balances
Ending Collection Period Date	Beginning Pool Balance	Ending Pool Balance	Payment Date	Beginning Balance	Principal Payment	Ending Balance	Note Factor	Note Interest Paid	Cumulative Interest Paid
January 4, 2013	$230,681,409	$224,940,814	January 16, 2013	129,300,000	5,781,416	123,518,584	0.9553	321,957	321,957
February 4, 2013	$224,940,814	$222,584,218	February 19, 2013	123,518,584	1,576,420	121,942,164	0.9431	375,908	697,865
March 4, 2013	$222,584,218	$219,853,292	March 18, 2013	121,942,164	1,890,769	120,051,395	0.9285	337,373	1,035,239
April 4, 2013	$219,853,292	$213,275,244	April 16, 2013	120,051,395	5,375,752	114,675,643	0.8869	332,142	1,367,381
May 4, 2013	$213,275,244	$210,005,171	May 16, 2013	114,675,643	2,133,032	112,542,610	0.8704	317,269	1,684,650
June 4, 2013	$210,005,171	$206,578,601	June 17, 2013	112,542,610	2,273,025	110,269,586	0.8528	311,368	1,996,018
July 3, 2013	$206,578,601	$202,809,422	July 16, 2013	110,269,586	2,564,881	107,704,704	0.8330	305,079	2,301,097
August 2, 2013	$202,809,422	$199,038,413	August 16, 2013	107,704,704	2,566,154	105,138,550	0.81314	297,983	2,599,080
September 3, 2013	$199,038,413	$194,941,027	September 16, 2013	105,138,550	2,664,395	102,474,155	0.79253	290,883	2,889,963
October 4, 2013	$194,941,027	$185,845,674	October 16, 2013	102,474,155	7,022,406	95,451,748	0.73822	283,059	3,173,022

General Reserve Account
Payment Date	Beginning Balance	Plus: Required Deposits	Plus: Interest	Less: Excess over General Reserve Account Required Balance	Less: Withdrawal for Insufficient Funds for Required Payments	Less: Withdrawal due to Event of Default	Ending Balance	Reserve Balance as a % of the Outstanding Principal Balance of the Notes
January 16, 2013	$—	$—	$—	$—	$—	$—	$—	0.00%
February 19, 2013	$—	$390,088	$—	$—	$—	$—	$390,088	0.32%
March 16, 2013	$390,088	$420,079	$—	$—	$—	$—	$810,167	0.66%
April 16, 2013	$810,167	$—	$—	$—	$243,520	$—	$566,646	0.47%
May 16, 2013	$566,646	$568,520	$—	$—	$—	$—	$1,135,167	0.99%
June 17, 2013	$1,135,167	$522,647	$—	$—	$—	$—	$1,657,814	1.47%
July 16, 2013	$1,657,814	$602,149	$—	$—	$—	$—	$2,259,963	2.05%
August 16, 2013	$2,259,963	$602,427	$—	$—	$—	$—	$2,862,390	2.66%
September 16, 2013	$2,862,390	$769,496	$—	$—	$—	$—	$3,631,886	3.45%
October 16, 2013	$3,631,886	$1,036,473	$—	$—	$—	$—	$4,668,359	4.56%

Hercules Capital Funding Trust 2012-1	Page 5 of 8
Monthly Servicing Report for the Collection Period Ending October 4, 2013

Pool Balance (by Obligor) Concentration

Obligor Count	23

Loan Status	Loan Balance	% of Loan Balance
Current	$185,845,674	100%
Restructured	$—	0%
Defaulted	$—	0%
Delinquent	$—	0%

TOTAL	$185,845,674	100%

Concentration Limits percentage of Loan Balance		5%	23%	44%
Concentration Limits in Dollars		$9,292,284	$42,744,505	$81,772,097

		Single Obligor	Top Five	Top Ten
Excess Concentration
OBLIGOR #8		$(5,261,386)
OBLIGOR #14		$(5,707,716)
OBLIGOR #18		$(2,264,653)
OBLIGOR #25		$(2,322,478)
OBLIGOR #16		$(1,680,602)	$(20,953,750)
OBLIGOR #5		$(672,799)
OBLIGOR #26		$(707,716)
OBLIGOR #13		$(707,716)
OBLIGOR #23		$(707,716)
OBLIGOR #28		$(707,716)		$(31,891,241)
OBLIGOR #7		$(469,389)

Total		$(21,209,890)	$(20,953,750)	$(31,891,241)

Total Excess Concentration Amount	$(31,891,241)
Adjusted Pool Balance	$153,954,433

Hercules Capital Funding Trust 2012-1	Page 6 of 8
Monthly Servicing Report for the Collection Period Ending October 4, 2013

Pool Balance and Note Schedules

Pool Balance
Ending Collection Period Date	Beginning Principal	Principal Collections*	Adjustment For Substitution	Other Collections	Ending Balance	Collateral Interest Received	Other Collections	Total Collections
December 19, 2012	$230,681,409	$—	$—		$230,681,409	$—	$—	$—
January 4, 2013	$230,681,409	$5,740,595	$—		$224,940,814	$2,084,457	$—	$7,825,052
February 4, 2013	$224,940,814	$2,356,596	$—		$222,584,218	$1,981,727	$—	$4,338,323
March 4, 2013	$222,584,218	$2,730,927	$—		$219,853,292	$1,770,085	$—	$4,501,012
April 4, 2013	$219,853,292	$3,900,558	$2,677,489		$213,275,244	$1,935,178	$18,050	$5,853,787
May 4, 2013	$213,275,244	$3,270,073	$—		$210,005,171	$1,846,576	$—	$5,116,649
June 4, 2013	$210,005,171	$3,318,319	$108,251		$206,578,601	$1,977,416	$—	$5,295,735
July 3, 2013	$206,578,601	$3,769,179	$—		$202,809,422	$1,781,618	$—	$5,550,798
August 2, 2013	$202,809,422	$3,771,009	$—		$199,038,413	$1,805,042	$—	$5,576,051
September 3, 2013	$199,038,413	$4,097,386	$—	$106,000	$194,941,027	$1,784,734	$—	$5,988,121
October 4, 2013	$194,941,027	$9,095,353	$—		$185,845,674	$1,608,996	$—	$10,704,349

Note Balance - Class A Notes
Payment Date	Beginning Principal	Principal Paydown	Ending Balance	Note Factor
December 19, 2012	$129,300,000		$129,300,000	1.000000
January 16, 2013	$129,300,000	$5,781,416	$123,518,584	0.955287
February 19, 2013	$123,518,584	$1,576,420	$121,942,164	0.943095
March 18, 2013	$121,942,164	$1,890,769	$120,051,395	0.928472
April 16, 2013	$120,051,395	$5,375,752	$114,675,643	0.886896
May 16, 2013	$114,675,643	$2,133,032	$112,542,610	0.870399
June 17, 2013	$112,542,610	$2,273,025	$110,269,586	0.852820
July 16, 2013	$110,269,586	$2,564,881	$107,704,704	0.832983
August 16, 2013	$107,704,704	$2,566,154	$105,138,550	0.813137
September 16, 2013	$105,138,550	$2,664,395	$102,474,155	0.792530
October 16, 2013	$102,474,155	$7,022,406	$95,451,748	0.738219

*	Principal Collections can potentially include fees and other payments

Hercules Capital Funding Trust 2012-1	Page 7 of 8
Monthly Servicing Report for the Collection Period Ending October 4, 2013

Pool Balance - End of Period

OBLIGOR NAME	Dec-12	Jan-13	Feb-13	Mar-13	Apr-13	May-13	Jun-13	Jul-13	Aug-13	Sep-13	Oct-13
OBLIGOR #1	$8,172,429	$7,861,069	$7,547,429	$7,226,148	$6,907,861	$6,585,614	$6,262,638.66	$5,935,820.87	$5,608,089.63	$5,277,959.58	$4,944,166.98
OBLIGOR #2	$5,052,335	$4,572,047	$4,087,313	$3,594,431	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #3	$9,230,769	$8,846,154	$8,461,538	$8,076,923	$7,692,308	$7,307,692	$6,923,076.96	$6,538,461.58	$6,153,846.20	$5,769,230.82	$5,384,615.44
OBLIGOR #4	$11,292,550	$10,871,709	$10,447,046	$10,009,339	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #5	$12,555,645	$12,555,645	$12,555,645	$12,555,645	$12,198,390	$11,833,442	$11,468,786.18	$11,096,602.85	$10,724,396.76	$10,348,376.59	$9,965,082.55
OBLIGOR #6	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000.00	$10,000,000.00	$10,000,000.00	$—	$—
OBLIGOR #7	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$9,761,673	$9,761,673	$9,761,672.83	$9,761,672.83	$9,761,672.83	$9,761,672.83	$9,761,672.83
OBLIGOR #8	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000.00	$15,000,000.00	$15,000,000.00	$15,000,000.00	$14,553,670.20
OBLIGOR #9	$3,822,324	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #10	$1,000,000	$1,000,000	$1,000,000	$966,343	$933,243	$899,586	$865,896.53	$831,663.58	$797,375.03	$762,783.83	$727,670.14
OBLIGOR #11	$3,758,211	$3,563,606	$3,367,447	$3,167,242	$2,968,011	$2,766,494	$2,564,156.92	$2,359,610.96	$2,154,120.82	$1,947,038.12	$1,737,863.78
OBLIGOR #12	$8,000,000	$8,000,000	$8,000,000	$8,000,000	$7,703,704	$7,407,407	$7,111,111.10	$6,814,814.80	$6,518,518.50	$6,222,222.20	$5,925,925.90
OBLIGOR #13	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000.00	$10,000,000.00	$10,000,000.00	$10,000,000.00	$10,000,000.00
OBLIGOR #14	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000.00	$15,000,000.00	$15,000,000.00	$15,000,000.00	$15,000,000.00
OBLIGOR #15	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$5,000,000.00	$4,880,239.73	$4,760,835.31	$4,640,407.82	$4,517,665.95
OBLIGOR #16	$15,000,000	$15,000,000	$14,573,778	$14,128,579	$13,693,352	$13,249,064	$12,804,749.27	$12,351,575.05	$11,897,986.29	$11,439,710.45	$10,972,885.85
OBLIGOR #17	$10,000,000	$10,000,000	$10,000,000	$9,711,183	$9,428,358	$9,140,353	$8,852,489.74	$8,559,565.42	$8,266,576.13	$7,971,000.80	$7,670,547.10
OBLIGOR #18	$13,749,133	$13,749,133	$13,749,133	$13,749,133	$11,749,133	$11,389,840	$11,030,718.01	$10,665,362.77	$10,299,862.99	$9,931,334.55	$9,556,937.19
OBLIGOR #18					$2,000,000	$2,000,000	$2,000,000.00	$2,000,000.00	$2,000,000.00	$2,000,000.00	$2,000,000.00
OBLIGOR #19	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000.00	$9,711,251.22	$9,422,841.86	$9,131,539.18	$4,031,539.18
OBLIGOR #20	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000.00	$7,250,000.00	$7,250,000.00	$7,250,000.00	$7,250,000.00
OBLIGOR #21	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$4,845,939	$4,690,274	$4,534,612.35	$4,377,390.82	$4,220,112.75	$4,062,022.08	$3,902,437.60
OBLIGOR #21	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$4,851,509	$4,700,720	$4,549,974.60	$4,396,987.08	$4,243,952.75	$4,089,765.34	$3,933,422.14
OBLIGOR #22	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000.00	$6,000,000.00	$6,000,000.00	$6,000,000.00	$6,000,000.00
OBLIGOR #23	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000.00	$10,000,000.00	$10,000,000.00	$10,000,000.00	$10,000,000.00
OBLIGOR #24	$8,283,251	$8,156,689	$8,030,126	$7,903,564	$7,777,001	$7,608,251	$—	$—	$—	$—	$—
OBLIGOR #25	$8,000,000	$8,000,000	$8,000,000	$8,000,000	$8,000,000	$7,900,000	$7,800,000.00	$7,700,000.00	$7,600,000.00	$7,200,000.00	$7,100,000.00
OBLIGOR #25	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762.00	$4,514,762.00	$4,514,762.00	$4,514,762.00	$4,514,762.00
OBLIGOR #26	$—	$—	$—	$—	$10,000,000	$10,000,000	$10,000,000.00	$10,000,000.00	$10,000,000.00	$10,000,000.00	$10,000,000.00
OBLIGOR #27	$—	$—	$—	$—	$—	$—	$7,283,956.19	$7,063,640.30	$6,843,463.19	$6,621,200.52	$6,394,809.37
OBLIGOR #28	$—	$—	$—	$—	$—	$—	$—	$—	$—	$10,000,000.00	$10,000,000.00

TOTAL	$230,681,409	$224,940,814	$222,584,218	$219,853,292	$213,275,244	$210,005,171	$206,578,601	$202,809,422	$199,038,413	$194,941,027	$185,845,674

Hercules Capital Funding Trust 2012-1	Page 8 of 8
Monthly Servicing Report for the Collection Period Ending October 4, 2013

Monthly Servicer Report

On Behalf of Hercules Capital Funding Trust 2012-1

Prepared: For the collection period ending November 4, 2013

Hercules Capital Funding Trust 2012-1	Page 1 of 8
Monthly Servicing Report for the Collection Period Ending November 4, 2013

Monthly Servicer Report

On Behalf of Hercules Capital Funding Trust 2012-1

First Day of Collection Period	October 7, 2013
Last Day of Collection Period	November 4, 2013
Payment Date	November 18, 2013

Available Funds
On each Payment Date, payments on the Notes will be made from the following sources (collectively, “Available Funds”):

Obligor payments
Interest Received	$1,634,167
Principal Received	$4,099,288
Other Obligor Payments	$638,333

Obligor payments received with respect to the Loans during the preceding Collection Period;	$6,371,788
Liquidation proceeds received with respect to the Loans during the preceding Collection Period;	$—
Interest earned on funds on deposit in the Collection Account, the Interest Reserve Account and the Expense Reserve Account;
Proceeds from any optional sale of Loans;	$—
Payments made by the Seller, the Depositor or the Servicer in connection with the required repurchase or purchase of Loans; and	$—
Scheduled Payment Advances	$—

Total Available Funds	$6,371,788

Hercules Capital Funding Trust 2012-1	Page 2 of 8
Monthly Servicing Report for the Collection Period Ending November 4, 2013

Waterfall Calculations

Interest Collections		$1,634,167

(1) Trustee, the Owner Trustee, the Backup Servicer, the Custodian and the Lockbox Bank, pro rata, any accrued and unpaid fees, expenses and indemnities then due to each of them with rolling twelve-month limit of $500K

US Bank Trustee—Annual Administrative Fee	$2,083
US Bank Back Up Servicer—Annual Administrative Fee	$2,296
US Bank Custodian—Monthly Fees	$150
US Bank Lockbox Fees	$259
Wilmington Trust—Owner Trustee Fees

Total due to Trustee/Owner Trustee/Backup Servicer/Custodian/Lockbox Bank fees		$4,788

The Servicing Fee shall be equal to the sum of the product of: (i) one-twelfth of 2.00% (or, with respect to the first Collection Period, a fraction equal to the number of days from and including the Cutoff Date through and including January 15, 2013 over 360) and (ii) the Aggregate Outstanding Pool Balance as of the beginning of the related Collection Period.

(2) Servicer or any Successor Servicer, any previously unreimbursed Scheduled Payment Advances, Servicing Advances, the Servicing Fee for the related calendar month, any supplemental servicing fees for the related calendar month, any reimbursements for mistaken deposits and other related amounts and certain other amounts due on the Loans that the Servicer is entitled to retain; to the Seller, amounts deposited into the Lockbox Account but not related to interest, principal or extension fees due on the Loans; a one-time servicer engagement fee to the Backup Servicer (upon becoming Successor Servicer) of $125K; and costs and expenses, if any, incurred by the Trustee or by any Successor Servicer (including the Backup Servicer) in connection with the transfer of servicing to any Successor Servicer, which shall not exceed $50K for a servicing transfer to the Backup Servicer or 175K to any other Successor Servicer

		$—
First day of collection period	October 7, 2013
Aggregate Outstanding Pool Balance as of beginning of Collection Period	$196,550,023
Applicable Servicing Fee %	2.00%
Number of Days to calculate	0.08

Total Servicing Fee		$327,583

(3) Accrued interest due on the Notes, which is the sum of (i) the aggregate amount of interest due and accrued for the related Interest Period on the Notes; and (ii) the excess, if any, of the amount of interest remaining due and payable on the Notes on prior Payment Dates over the amounts in respect of interest actually paid on the Notes on such Payment Dates, plus interest on any such shortfall at the interest rate for the Notes

Outstanding Balance of Notes After Last Payment Date	$95,451,748
Applicable Rate	3.32%

Interest due and accrued for related interest period	$264,083
Interest unpaid and due from prior payment date	$—
Plus interest on interest unpaid and due from prior payment date	$—
Total Accrued Interest Due		$264,083
(4) Principal on the Notes in the amounts required under “Principal Collections” below, but only to the extent not paid in full from Principal Collections
Outstanding Balance of Notes After Last Payment Date	$95,451,748
Target Principal Amortization	$2,986,838
Principal Payments Received from Principal Collections	$(2,986,838)
Principal Payments Received from Reserve Account	$—
Principal Payments Received from Interest Collections		$—

Note Balance after Principal Payment		$92,464,911
(5) Pay each of the Trustee, the Owner Trustee, the Backup Servicer, any Successor Servicer, the Custodian and the Lockbox Bank, pro rata, any fees and expenses then due to such party that are in excess of the related cap or annual limitation		$—
(6) Pay all remaining amounts to the Certificateholder		$1,037,713
Principal Collections		$4,737,621
(1) Pay the amounts under “Interest Collections”, but only to the extent not paid in full from Interest Collections		$—
(2) (A) for so long as no Rapid Amortization Event has occurred, to pay principal on the Notes in an amount equal to the excess, if any, of the outstanding principal amount of the Notes over the Borrowing Base and (B) following the occurrence of any Rapid Amortization Event, to pay outstanding principal on the Notes until the outstanding principal balance of the Notes is reduced to zero		$2,986,838
(3) Pay the remaining outstanding principal balance of the Notes on the Legal Final Payment Date		$—
(4) The amount on deposit in the Reserve Account is less than the Reserve Account Required Balance, to the Reserve Account, fifty percent (50%) of any remaining Principal Collections until amounts on deposit in the Reserve Account equal the Reserve Account Required Balance		$875,391
(5) Pay the amounts referred to in clause (5) under “Interest Collections” above, but only to the extent not paid in full from Interest Collections;		$—
(6) Pay all remaining amounts to the Certificateholder		$875,391

Hercules Capital Funding Trust 2012-1	Page 3 of 8
Monthly Servicing Report for the Collection Period Ending November 4, 2013

Borrowing Base and Required Note Payments

As of:                November 4, 2013

First Day of Collection Period	October 7, 2013
Last Day of Collection Period	November 4, 2013
Payment Date	November 18, 2013

Borrowing Base
Adjusted Pool Balance
Pool Balance	$181,441,387
Total Excess Concentration Amount	$(32,304,434)
Outstanding Balance of all Delinquent Loans	$—
Outstanding Balance of all Restructured Loans	$—

Total Adjusted Pool Balance	$149,136,952
Advance Rate	62.0%

$92,464,911

Borrowing Base
Beginning Outstanding Note Balance	$95,451,748
Rapid Amortization	$—

Required Payment on Notes	$2,986,838

Rapid Amortization Event
Restructured Loan
Loan that has been, or in accordance with the Credit Monitoring Guidelines is required to be, modified or restructured to extend the maturity thereof or reduce the amount (other than by reason of the repayment thereof) or extend the time for payment of principal thereof, in each case as a result of the Obligor’s material financial underperformance, distress or default. Such Loan shall cease to be a Restructured Loan when such Loan has been performing for at least six consecutive months since the date the most recent modification was made and is no longer required to be so modified or restructured in accordance with the Credit Monitoring Guidelines.

Reporting Date	Obligor Name	Modification Date	Loan Balance	Total Restructured Amt in last 6 months
N/A

Delinquent Loan
Loan which is more than forty-five (45) days delinquent in payment; provided, however, that any Loan that has been substituted and replaced by the Issuer with a Substitute Loan pursuant to Section 2.04 and Section 2.06 will not be deemed to be a Delinquent Loan.

Days of Delinquency
	31 to 59	60 to 89	90+	Total
N/A	$—	$—	$—	$—
Total	$—	$—	$—	$—

Defaulted Loan
Loan in the Collateral as to which the earliest of the following has occurred: (i) any payment, or any part of any payment in excess of 90%, due under such Loan (taking into account any waivers or modifications granted by the Servicer on such Loan) has become 120 days or more delinquent, whether or not the Servicer has foreclosed upon the related Collateral or if the related obligor is insolvent or has declared bankruptcy and the Loan is more than 180 days delinquent; (ii) the Servicer has foreclosed upon and sold the related collateral; (iii) 90 days has elapsed since the related Collateral was foreclosed upon by the Servicer; or (iv) the Servicer has determined in accordance with its customary practices that the Loan is uncollectible or the final recoverable amounts have been received.

Reporting Date	Obligor Name	Defaulted Date	Loan Balance	Days of Default
N/A

Aggregate Outstanding Principal Balance of the Notes exceeds the Borrowing Base for a period of three (3) consecutive calendar months

Date	Ending Outstanding Note Balances	Borrowing Base	Balance > Borrowing Base
N/A

Loans in the Collateral consist of Loans to 10 or fewer Obligors

	Obligor Count	Count > 10
N/A

An Event of Default

N/A

Hercules Capital Funding Trust 2012-1	Page 4 of 8
Monthly Servicing Report for the Collection Period Ending November 4, 2013

Pool Balance, Note and General Reserve Schedules

Pool Balance			Note Balances
Ending Collection Period Date	Beginning Pool Balance	Ending Pool Balance	Payment Date	Beginning Balance	Principal Payment	Ending Balance	Note Factor	Note Interest Paid	Cumulative Interest Paid
January 4, 2013	$230,681,409	$224,940,814	January 16, 2013	129,300,000	5,781,416	123,518,584	0.9553	321,957	321,957
February 4, 2013	$224,940,814	$222,584,218	February 19, 2013	123,518,584	1,576,420	121,942,164	0.9431	375,908	697,865
March 4, 2013	$222,584,218	$219,853,292	March 18, 2013	121,942,164	1,890,769	120,051,395	0.9285	337,373	1,035,239
April 4, 2013	$219,853,292	$213,275,244	April 16, 2013	120,051,395	5,375,752	114,675,643	0.8869	332,142	1,367,381
May 4, 2013	$213,275,244	$210,005,171	May 16, 2013	114,675,643	2,133,032	112,542,610	0.8704	317,269	1,684,650
June 4, 2013	$210,005,171	$206,578,601	June 17, 2013	112,542,610	2,273,025	110,269,586	0.8528	311,368	1,996,018
July 3, 2013	$206,578,601	$202,809,422	July 16, 2013	110,269,586	2,564,881	107,704,704	0.8330	305,079	2,301,097
August 2, 2013	$202,809,422	$199,038,413	August 16, 2013	107,704,704	2,566,154	105,138,550	0.81314	297,983	2,599,080
September 3, 2013	$199,038,413	$194,941,027	September 16, 2013	105,138,550	2,664,395	102,474,155	0.79253	290,883	2,889,963
October 4, 2013	$194,941,027	$185,845,674	October 16, 2013	102,474,155	7,022,406	95,451,748	0.73822	283,059	3,173,022
November 4, 2013	$185,845,674	$181,441,387	November 18, 2013	95,451,748	2,986,838	92,464,911	0.71512	264,083	3,437,106

General Reserve Account
Payment Date	Beginning Balance	Plus: Required Deposits	Plus: Interest	Less: Excess over General Reserve Account Required Balance	Less: Withdrawal for Insufficient Funds for Required Payments	Less: Withdrawal due to Event of Default	Ending Balance	Reserve Balance as a % of the Outstanding Principal Balance of the Notes
January 16, 2013	$—	$—	$—	$—	$—	$—	$—	0.00%
February 19, 2013	$—	$390,088	$—	$—	$—	$—	$390,088	0.32%
March 16, 2013	$390,088	$420,079	$—	$—	$—	$—	$810,167	0.66%
April 16, 2013	$810,167	$—	$—	$—	$243,520	$—	$566,646	0.47%
May 16, 2013	$566,646	$568,520	$—	$—	$—	$—	$1,135,167	0.99%
June 17, 2013	$1,135,167	$522,647	$—	$—	$—	$—	$1,657,814	1.47%
July 16, 2013	$1,657,814	$602,149	$—	$—	$—	$—	$2,259,963	2.05%
August 16, 2013	$2,259,963	$602,427	$—	$—	$—	$—	$2,862,390	2.66%
September 16, 2013	$2,862,390	$769,496	$—	$—	$—	$—	$3,631,886	3.45%
October 16, 2013	$3,631,886	$1,036,473	$—	$—	$—	$—	$4,668,359	4.56%
November 18, 2013	$4,668,359	875,391	$—	$—	$—	$—	$5,543,750	5.81%

Hercules Capital Funding Trust 2012-1	Page 5 of 8
Monthly Servicing Report for the Collection Period Ending November 4, 2013

Pool Balance (by Obligor) Concentration

Obligor Count	23

Loan Status	Loan Balance	% of Loan Balance
Current	$181,441,387	100%
Restructured	$—	0%
Defaulted	$—	0%
Delinquent	$—	0%

TOTAL	$181,441,387	100%

Concentration Limits percentage of Loan Balance		5%	23%	44%
Concentration Limits in Dollars		$9,072,069	$41,731,519	$79,834,210

		Single Obligor	Top Five	Top Ten
Excess Concentration
OBLIGOR #14		$(5,927,931)
OBLIGOR #8		$(5,035,570)
OBLIGOR #25		$(2,442,693)
OBLIGOR #18		$(2,177,450)
OBLIGOR #16		$(1,432,981)	$(20,645,453)
OBLIGOR #26		$(927,931)
OBLIGOR #13		$(927,931)
OBLIGOR #23		$(927,931)
OBLIGOR #28		$(927,931)
OBLIGOR #7		$(689,603)		$(32,304,434)
OBLIGOR #5		$(509,212)

Total		$(21,927,163)	$(20,645,453)	$(32,304,434)

Total Excess Concentration Amount	$(32,304,434)
Adjusted Pool Balance	$149,136,952

Hercules Capital Funding Trust 2012-1	Page 6 of 8
Monthly Servicing Report for the Collection Period Ending November 4, 2013

Pool Balance and Note Schedules

Pool Balance
Ending Collection Period Date	Beginning Principal	Principal Collections*	Adjustment For Substitution	Other Collections	Ending Balance	Collateral Interest Received	Other Collections	Total Collections
December 19, 2012	$230,681,409	$—	$—		$230,681,409	$—	$—	$—
January 4, 2013	$230,681,409	$5,740,595	$—		$224,940,814	$2,084,457	$—	$7,825,052
February 4, 2013	$224,940,814	$2,356,596	$—		$222,584,218	$1,981,727	$—	$4,338,323
March 4, 2013	$222,584,218	$2,730,927	$—		$219,853,292	$1,770,085	$—	$4,501,012
April 4, 2013	$219,853,292	$3,900,558	$2,677,489		$213,275,244	$1,935,178	$18,050	$5,853,787
May 4, 2013	$213,275,244	$3,270,073	$—		$210,005,171	$1,846,576	$—	$5,116,649
June 4, 2013	$210,005,171	$3,318,319	$108,251		$206,578,601	$1,977,416	$—	$5,295,735
July 3, 2013	$206,578,601	$3,769,179	$—		$202,809,422	$1,781,618	$—	$5,550,798
August 2, 2013	$202,809,422	$3,771,009	$—		$199,038,413	$1,805,042	$—	$5,576,051
September 3, 2013	$199,038,413	$4,097,386	$—	$106,000	$194,941,027	$1,784,734	$—	$5,988,121
October 4, 2013	$194,941,027	$9,095,353	$—		$185,845,674	$1,608,996	$—	$10,704,349
November 4, 2013	$185,845,674	$4,099,288	$305,000	$333,333	$181,441,387	$1,634,167	$—	$6,371,788

Note Balance - Class A Notes
Payment Date	Beginning Principal	Principal Paydown	Ending Balance	Note Factor
December 19, 2012	$129,300,000		$129,300,000	1.000000
January 16, 2013	$129,300,000	$5,781,416	$123,518,584	0.955287
February 19, 2013	$123,518,584	$1,576,420	$121,942,164	0.943095
March 18, 2013	$121,942,164	$1,890,769	$120,051,395	0.928472
April 16, 2013	$120,051,395	$5,375,752	$114,675,643	0.886896
May 16, 2013	$114,675,643	$2,133,032	$112,542,610	0.870399
June 17, 2013	$112,542,610	$2,273,025	$110,269,586	0.852820
July 16, 2013	$110,269,586	$2,564,881	$107,704,704	0.832983
August 16, 2013	$107,704,704	$2,566,154	$105,138,550	0.813137
September 16, 2013	$105,138,550	$2,664,395	$102,474,155	0.792530
October 16, 2013	$102,474,155	$7,022,406	$95,451,748	0.738219
November 18, 2013	$95,451,748	$2,986,838	$92,464,911	0.715119

*	Principal Collections can potentially include fees and other payments

Hercules Capital Funding Trust 2012-1	Page 7 of 8
Monthly Servicing Report for the Collection Period Ending November 4, 2013

Pool Balance - End of Period

OBLIGOR NAME	Dec-12	Jan-13	Feb-13	Mar-13	Apr-13	May-13	Jun-13	Jul-13	Aug-13	Sep-13	Oct-13	Nov-13
OBLIGOR #1	$8,172,429	$7,861,069	$7,547,429	$7,226,148	$6,907,861	$6,585,614	$6,262,638.66	$5,935,820.87	$5,608,089.63	$5,277,959.58	$4,944,166.98	$4,609,177.38
OBLIGOR #2	$5,052,335	$4,572,047	$4,087,313	$3,594,431	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #3	$9,230,769	$8,846,154	$8,461,538	$8,076,923	$7,692,308	$7,307,692	$6,923,076.96	$6,538,461.58	$6,153,846.20	$5,769,230.82	$5,384,615.44	$5,000,000.06
OBLIGOR #4	$11,292,550	$10,871,709	$10,447,046	$10,009,339	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #5	$12,555,645	$12,555,645	$12,555,645	$12,555,645	$12,198,390	$11,833,442	$11,468,786.18	$11,096,602.85	$10,724,396.76	$10,348,376.59	$9,965,082.55	$9,581,281.54
OBLIGOR #6	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000.00	$10,000,000.00	$10,000,000.00	$—	$—
OBLIGOR #7	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$9,761,673	$9,761,673	$9,761,672.83	$9,761,672.83	$9,761,672.83	$9,761,672.83	$9,761,672.83	$9,761,672.83
OBLIGOR #8	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000.00	$15,000,000.00	$15,000,000.00	$15,000,000.00	$14,553,670.20	$14,107,639.42
OBLIGOR #9	$3,822,324	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #10	$1,000,000	$1,000,000	$1,000,000	$966,343	$933,243	$899,586	$865,896.53	$831,663.58	$797,375.03	$762,783.83	$727,670.14	$692,463.70
OBLIGOR #11	$3,758,211	$3,563,606	$3,367,447	$3,167,242	$2,968,011	$2,766,494	$2,564,156.92	$2,359,610.96	$2,154,120.82	$1,947,038.12	$1,737,863.78	$1,527,555.09
OBLIGOR #12	$8,000,000	$8,000,000	$8,000,000	$8,000,000	$7,703,704	$7,407,407	$7,111,111.10	$6,814,814.80	$6,518,518.50	$6,222,222.20	$5,925,925.90	$5,629,629.60
OBLIGOR #13	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000.00	$10,000,000.00	$10,000,000.00	$10,000,000.00	$10,000,000.00	$10,000,000.00
OBLIGOR #14	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000.00	$15,000,000.00	$15,000,000.00	$15,000,000.00	$15,000,000.00	$15,000,000.00
OBLIGOR #15	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$5,000,000.00	$4,880,239.73	$4,760,835.31	$4,640,407.82	$4,517,665.95	$4,395,154.97
OBLIGOR #16	$15,000,000	$15,000,000	$14,573,778	$14,128,579	$13,693,352	$13,249,064	$12,804,749.27	$12,351,575.05	$11,897,986.29	$11,439,710.45	$10,972,885.85	$10,505,050.64
OBLIGOR #17	$10,000,000	$10,000,000	$10,000,000	$9,711,183	$9,428,358	$9,140,353	$8,852,489.74	$8,559,565.42	$8,266,576.13	$7,971,000.80	$7,670,547.10	$7,369,710.99
OBLIGOR #18	$13,749,133	$13,749,133	$13,749,133	$13,749,133	$11,749,133	$11,389,840	$11,030,718.01	$10,665,362.77	$10,299,862.99	$9,931,334.55	$9,556,937.19	$9,249,519.39
OBLIGOR #18					$2,000,000	$2,000,000	$2,000,000.00	$2,000,000.00	$2,000,000.00	$2,000,000.00	$2,000,000.00	$2,000,000.00
OBLIGOR #19	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000.00	$9,711,251.22	$9,422,841.86	$9,131,539.18	$4,031,539.18	$—
OBLIGOR #20	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000.00	$7,250,000.00	$7,250,000.00	$7,250,000.00	$7,250,000.00	$7,250,000.00
OBLIGOR #21	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$4,845,939	$4,690,274	$4,534,612.35	$4,377,390.82	$4,220,112.75	$4,062,022.08	$3,902,437.60	$3,742,705.60
OBLIGOR #21	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$4,851,509	$4,700,720	$4,549,974.60	$4,396,987.08	$4,243,952.75	$4,089,765.34	$3,933,422.14	$3,776,894.97
OBLIGOR #22	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000.00	$6,000,000.00	$6,000,000.00	$6,000,000.00	$6,000,000.00	$5,833,332.33
OBLIGOR #23	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000.00	$10,000,000.00	$10,000,000.00	$10,000,000.00	$10,000,000.00	$10,000,000.00
OBLIGOR #24	$8,283,251	$8,156,689	$8,030,126	$7,903,564	$7,777,001	$7,608,251	$—	$—	$—	$—	$—	$—
OBLIGOR #25	$8,000,000	$8,000,000	$8,000,000	$8,000,000	$8,000,000	$7,900,000	$7,800,000.00	$7,700,000.00	$7,600,000.00	$7,200,000.00	$7,100,000.00	$7,000,000.00
OBLIGOR #25	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762.00	$4,514,762.00	$4,514,762.00	$4,514,762.00	$4,514,762.00	$4,514,762.00
OBLIGOR #26	$—	$—	$—	$—	$10,000,000	$10,000,000	$10,000,000.00	$10,000,000.00	$10,000,000.00	$10,000,000.00	$10,000,000.00	$10,000,000.00
OBLIGOR #27	$—	$—	$—	$—	$—	$—	$7,283,956.19	$7,063,640.30	$6,843,463.19	$6,621,200.52	$6,394,809.37	$6,168,296.95
OBLIGOR #28	$—	$—	$—	$—	$—	$—	$—	$—	$—	$10,000,000.00	$10,000,000.00	$10,000,000.00
OBLIGOR #29	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,726,539.18

TOTAL	$230,681,409	$224,940,814	$222,584,218	$219,853,292	$213,275,244	$210,005,171	$206,578,601	$202,809,422	$199,038,413	$194,941,027	$185,845,674	$181,441,387

Hercules Capital Funding Trust 2012-1	Page 8 of 8
Monthly Servicing Report for the Collection Period Ending November 4, 2013

Monthly Servicer Report

On Behalf of Hercules Capital Funding Trust 2012-1

Prepared: For the collection period ending December 4, 2013

Hercules Capital Funding Trust 2012-1	Page 1 of 8
Monthly Servicing Report for the Collection Period Ending December 4, 2013

Monthly Servicer Report

On Behalf of Hercules Capital Funding Trust 2012-1

First Day of Collection Period	November 5, 2013
Last Day of Collection Period	December 4, 2013
Payment Date	December 16, 2013

Available Funds

On each Payment Date, payments on the Notes will be made from the following sources (collectively, “Available Funds”):

Obligor payments
Interest Received	$1,573,172
Principal Received	$4,282,874
Other Obligor Payments	$80,000

Obligor payments received with respect to the Loans during the preceding Collection Period;	$5,936,046
Liquidation proceeds received with respect to the Loans during the preceding Collection Period;	$—
Interest earned on funds on deposit in the Collection Account, the Interest Reserve Account and the Expense
Reserve Account;
Proceeds from any optional sale of Loans;	$—
Payments made by the Seller, the Depositor or the Servicer in connection with the required repurchase or purchase of Loans; and	$—
Scheduled Payment Advances	$—

Total Available Funds	$5,936,046

Hercules Capital Funding Trust 2012-1	Page 2 of 8
Monthly Servicing Report for the Collection Period Ending December 4, 2013

Waterfall Calculations

Interest Collections		$1,573,172

(1) Trustee, the Owner Trustee, the Backup Servicer, the Custodian and the Lockbox Bank, pro rata, any accrued and unpaid fees, expenses and indemnities then due to each of them with rolling twelve-month limit of $500K

US Bank Trustee—Annual Administrative Fee	$2,083
US Bank Back Up Servicer—Annual Administrative Fee	$2,884
US Bank Custodian—Monthly Fees	$150
US Bank Lockbox Fees	$210
Independent Accountant Audit Fee	$27,500

Total due to Trustee/Owner Trustee/Backup Servicer/Custodian/Lockbox Bank fees/Independent Accountant		$32,827

The Servicing Fee shall be equal to the sum of the product of: (i) one-twelfth of 2.00% (or, with respect to the first Collection Period, a fraction equal to the number of days from and including the Cutoff Date through and including January 15, 2013 over 360) and (ii) the Aggregate Outstanding Pool Balance as of the beginning of the related Collection Period.

(2) Servicer or any Successor Servicer, any previously unreimbursed Scheduled Payment Advances, Servicing Advances, the Servicing Fee for the related calendar month, any supplemental servicing fees for the related calendar month, any reimbursements for mistaken deposits and other related amounts and certain other amounts due on the Loans that the Servicer is entitled to retain; to the Seller, amounts deposited into the Lockbox Account but not related to interest, principal or extension fees due on the Loans; a one-time servicer engagement fee to the Backup Servicer (upon becoming Successor Servicer) of $125K; and costs and expenses, if any, incurred by the Trustee or by any Successor Servicer (including the Backup Servicer) in connection with the transfer of servicing to any Successor Servicer, which shall not exceed $50K for a servicing transfer to the Backup Servicer or 175K to any other Successor Servicer

		$—

First day of collection period	November 5, 2013
Aggregate Outstanding Pool Balance as of beginning of Collection Period	$187,813,174
Applicable Servicing Fee %	2.00%
Number of Days to calculate	0.08

Total Servicing Fee		$313,022

(3) Accrued interest due on the Notes, which is the sum of (i) the aggregate amount of interest due and accrued for the related Interest Period on the Notes; and (ii) the excess, if any, of the amount of interest remaining due and payable on the Notes on prior Payment Dates over the amounts in respect of interest actually paid on the Notes on such Payment Dates, plus interest on any such shortfall at the interest rate for the Notes

Outstanding Balance of Notes After Last Payment Date	$92,464,911
Applicable Rate	3.32%

Interest due and accrued for related interest period	$255,820
Interest unpaid and due from prior payment date	$—
Plus interest on interest unpaid and due from prior payment date	$—
Total Accrued Interest Due		$255,820
(4) Principal on the Notes in the amounts required under “Principal Collections” below, but only to the extent not paid in full from Principal Collections
Outstanding Balance of Notes After Last Payment Date	$92,464,911
Target Principal Amortization	$2,907,939
Principal Payments Received from Principal Collections	$(2,907,939)
Principal Payments Received from Reserve Account	$—
Principal Payments Received from Interest Collections		$—

Note Balance after Principal Payment		$89,556,972
(5) Pay each of the Trustee, the Owner Trustee, the Backup Servicer, any Successor Servicer, the Custodian and the Lockbox Bank, pro rata, any fees and expenses then due to such party that are in excess of the related cap or annual limitation		$—
(6) Pay all remaining amounts to the Certificateholder		$971,503
Principal Collections		$4,362,874
(1) Pay the amounts under “Interest Collections”, but only to the extent not paid in full from Interest Collections		$—
(2) (A) for so long as no Rapid Amortization Event has occurred, to pay principal on the Notes in an amount equal to the excess, if any, of the outstanding principal amount of the Notes over the Borrowing Base and (B) following the occurrence of any Rapid Amortization Event, to pay outstanding principal on the Notes until the outstanding principal balance of the Notes is reduced to zero		$2,907,939
(3) Pay the remaining outstanding principal balance of the Notes on the Legal Final Payment Date		$—
(4) The amount on deposit in the Reserve Account is less than the Reserve Account Required Balance, to the Reserve Account, fifty percent (50%) of any remaining Principal Collections until amounts on deposit in the Reserve Account equal the Reserve Account Required Balance		$727,468
(5) Pay the amounts referred to in clause (5) under “Interest Collections” above, but only to the extent not paid in full from Interest Collections;		$—
(6) Pay all remaining amounts to the Certificateholder		$727,468

Hercules Capital Funding Trust 2012-1	Page 3 of 8
Monthly Servicing Report for the Collection Period Ending December 4, 2013

Borrowing Base and Required Note Payments

As of:                December 4, 2013

First Day of Collection Period	November 5, 2013
Last Day of Collection Period	December 4, 2013
Payment Date	December 16, 2013

Borrowing Base
Adjusted Pool Balance
Pool Balance	$177,158,512
Total Excess Concentration Amount	$(32,711,783)
Outstanding Balance of all Delinquent Loans	$—
Outstanding Balance of all Restructured Loans	$—

Total Adjusted Pool Balance	$144,446,729
Advance Rate	62.0%

$89,556,972

Borrowing Base
Beginning Outstanding Note Balance	$92,464,911
Rapid Amortization	$—

Required Payment on Notes	$2,907,939

Rapid Amortization Event
Restructured Loan

Loan that has been, or in accordance with the Credit Monitoring Guidelines is required to be, modified or restructured to extend the maturity thereof or reduce the amount (other than by reason of the repayment thereof) or extend the time for payment of principal thereof, in each case as a result of the Obligor’s material financial underperformance, distress or default. Such Loan shall cease to be a Restructured Loan when such Loan has been performing for at least six consecutive months since the date the most recent modification was made and is no longer required to be so modified or restructured in accordance with the Credit Monitoring Guidelines.

Reporting Date	Obligor Name	Modification Date	Loan Balance	Total Restructured Amt in last 6 months
N/A

Delinquent Loan
Loan which is more than forty-five (45) days delinquent in payment; provided, however, that any Loan that has been substituted and replaced by the Issuer with a Substitute Loan pursuant to Section 2.04 and Section 2.06 will not be deemed to be a Delinquent Loan.

Days of Delinquency
	31 to 59	60 to 89	90+	Total
N/A	$—	$—	$—	$—
Total	$—	$—	$—	$—

Defaulted Loan
Loan in the Collateral as to which the earliest of the following has occurred: (i) any payment, or any part of any payment in excess of 90%, due under such Loan (taking into account any waivers or modifications granted by the Servicer on such Loan) has become 120 days or more delinquent, whether or not the Servicer has foreclosed upon the related Collateral or if the related obligor is insolvent or has declared bankruptcy and the Loan is more than 180 days delinquent; (ii) the Servicer has foreclosed upon and sold the related collateral; (iii) 90 days has elapsed since the related Collateral was foreclosed upon by the Servicer; or (iv) the Servicer has determined in accordance with its customary practices that the Loan is uncollectible or the final recoverable amounts have been received.

Reporting Date	Obligor Name	Defaulted Date	Loan Balance	Days of Default
N/A

Aggregate Outstanding Principal Balance of the Notes exceeds the Borrowing Base for a period of three (3) consecutive calendar months

Date	Ending Outstanding Note Balances	Borrowing Base	Balance > Borrowing Base
N/A

Loans in the Collateral consist of Loans to 10 or fewer Obligors

	Obligor Count	Count > 10
N/A

An Event of Default

N/A

Hercules Capital Funding Trust 2012-1	Page 4 of 8
Monthly Servicing Report for the Collection Period Ending December 4, 2013

Pool Balance, Note and General Reserve Schedules

Pool Balance			Note Balances
Ending Collection Period Date	Beginning Pool Balance	Ending Pool Balance	Payment Date	Beginning Balance	Principal Payment	Ending Balance	Note Factor	Note Interest Paid	Cumulative Interest Paid
January 4, 2013	$230,681,409	$224,940,814	January 16, 2013	129,300,000	5,781,416	123,518,584	0.9553	321,957	321,957
February 4, 2013	$224,940,814	$222,584,218	February 19, 2013	123,518,584	1,576,420	121,942,164	0.9431	375,908	697,865
March 4, 2013	$222,584,218	$219,853,292	March 18, 2013	121,942,164	1,890,769	120,051,395	0.9285	337,373	1,035,239
April 4, 2013	$219,853,292	$213,275,244	April 16, 2013	120,051,395	5,375,752	114,675,643	0.8869	332,142	1,367,381
May 4, 2013	$213,275,244	$210,005,171	May 16, 2013	114,675,643	2,133,032	112,542,610	0.8704	317,269	1,684,650
June 4, 2013	$210,005,171	$206,578,601	June 17, 2013	112,542,610	2,273,025	110,269,586	0.8528	311,368	1,996,018
July 3, 2013	$206,578,601	$202,809,422	July 16, 2013	110,269,586	2,564,881	107,704,704	0.8330	305,079	2,301,097
August 2, 2013	$202,809,422	$199,038,413	August 16, 2013	107,704,704	2,566,154	105,138,550	0.81314	297,983	2,599,080
September 3, 2013	$199,038,413	$194,941,027	September 16, 2013	105,138,550	2,664,395	102,474,155	0.79253	290,883	2,889,963
October 4, 2013	$194,941,027	$185,845,674	October 16, 2013	102,474,155	7,022,406	95,451,748	0.73822	283,059	3,173,022
November 4, 2013	$185,845,674	$181,441,387	November 18, 2013	95,451,748	2,986,838	92,464,911	0.71512	264,083	3,437,106
December 4, 2013	$181,441,387	$177,158,512	December 16, 2013	92,464,911	2,907,939	89,556,972	0.69263	255,820	3,692,925

General Reserve Account
Payment Date	Beginning Balance	Plus: Required Deposits	Plus: Interest	Less: Excess over General Reserve Account Required Balance	Less: Withdrawal for Insufficient Funds for Required Payments	Less: Withdrawal due to Event of Default	Ending Balance	Reserve Balance as a % of the Outstanding Principal Balance of the Notes
January 16, 2013	$—	$—	$—	$—	$—	$—	$—	0.00%
February 19, 2013	$—	$390,088	$—	$—	$—	$—	$390,088	0.32%
March 16, 2013	$390,088	$420,079	$—	$—	$—	$—	$810,167	0.66%
April 16, 2013	$810,167	$—	$—	$—	$243,520	$—	$566,646	0.47%
May 16, 2013	$566,646	$568,520	$—	$—	$—	$—	$1,135,167	0.99%
June 17, 2013	$1,135,167	$522,647	$—	$—	$—	$—	$1,657,814	1.47%
July 16, 2013	$1,657,814	$602,149	$—	$—	$—	$—	$2,259,963	2.05%
August 16, 2013	$2,259,963	$602,427	$—	$—	$—	$—	$2,862,390	2.66%
September 16, 2013	$2,862,390	$769,496	$—	$—	$—	$—	$3,631,886	3.45%
October 16, 2013	$3,631,886	$1,036,473	$—	$—	$—	$—	$4,668,359	4.56%
November 18, 2013	$4,668,359	$875,391	$—	$—	$—	$—	$5,543,750	5.81%
December 16, 2013	$5,543,750	$727,468	$—	$—	$—	$—	$6,271,218	6.78%

Hercules Capital Funding Trust 2012-1	Page 5 of 8
Monthly Servicing Report for the Collection Period Ending December 4, 2013

Pool Balance (by Obligor) Concentration

Obligor Count	23

Loan Status	Loan Balance	% of Loan Balance
Current	$177,158,512	100%
Restructured	$—	0%
Defaulted	$—	0%
Delinquent	$—	0%

TOTAL	$177,158,512	100%

Concentration Limits percentage of Loan Balance		5%	23%	44%
Concentration Limits in Dollars		$8,857,926	$40,746,458	$77,949,745

		Single Obligor	Top Five	Top Ten
Excess Concentration
OBLIGOR #14		$(6,142,074)
OBLIGOR #8		$(4,796,505)
OBLIGOR #25		$(2,556,836)
OBLIGOR #18		$(1,943,858)
OBLIGOR #16		$(1,170,954)	$(20,153,398)
OBLIGOR #26		$(1,142,074)
OBLIGOR #13		$(1,142,074)
OBLIGOR #23		$(1,142,074)
OBLIGOR #28		$(1,142,074)
OBLIGOR #7		$(903,747)		$(32,711,783)
OBLIGOR #5		$(332,455)

Total		$(22,414,727)	$(20,153,398)	$(32,711,783)

Total Excess Concentration Amount	$(32,711,783)
Adjusted Pool Balance	$144,446,729

Hercules Capital Funding Trust 2012-1	Page 6 of 8
Monthly Servicing Report for the Collection Period Ending December 4, 2013

Pool Balance and Note Schedules

Pool Balance
Ending Collection Period Date	Beginning Principal	Principal Collections*	Adjustment For Substitution	Other Collections	Ending Balance	Collateral Interest Received	Other Collections	Total Collections
December 19, 2012	$230,681,409	$—	$—		$230,681,409	$—	$—	$—
January 4, 2013	$230,681,409	$5,740,595	$—		$224,940,814	$2,084,457	$—	$7,825,052
February 4, 2013	$224,940,814	$2,356,596	$—		$222,584,218	$1,981,727	$—	$4,338,323
March 4, 2013	$222,584,218	$2,730,927	$—		$219,853,292	$1,770,085	$—	$4,501,012
April 4, 2013	$219,853,292	$3,900,558	$2,677,489		$213,275,244	$1,935,178	$18,050	$5,853,787
May 4, 2013	$213,275,244	$3,270,073	$—		$210,005,171	$1,846,576	$—	$5,116,649
June 4, 2013	$210,005,171	$3,318,319	$108,251		$206,578,601	$1,977,416	$—	$5,295,735
July 3, 2013	$206,578,601	$3,769,179	$—		$202,809,422	$1,781,618	$—	$5,550,798
August 2, 2013	$202,809,422	$3,771,009	$—		$199,038,413	$1,805,042	$—	$5,576,051
September 3, 2013	$199,038,413	$4,097,386	$—	$106,000	$194,941,027	$1,784,734	$—	$5,988,120
October 4, 2013	$194,941,027	$9,095,353	$—		$185,845,674	$1,608,996	$—	$10,704,349
November 4, 2013	$185,845,674	$4,099,288	$305,000	$333,333	$181,441,387	$1,634,167	$—	$6,371,788
December 4, 2013	$181,441,387	$4,282,874	$—	$80,000	$177,158,512	$1,573,172	$—	$5,936,046

Note Balance - Class A Notes
Payment Date	Beginning Principal	Principal Paydown	Ending Balance	Note Factor
December 19, 2012	$129,300,000		$129,300,000	1.000000
January 16, 2013	$129,300,000	$5,781,416	$123,518,584	0.955287
February 19, 2013	$123,518,584	$1,576,420	$121,942,164	0.943095
March 18, 2013	$121,942,164	$1,890,769	$120,051,395	0.928472
April 16, 2013	$120,051,395	$5,375,752	$114,675,643	0.886896
May 16, 2013	$114,675,643	$2,133,032	$112,542,610	0.870399
June 17, 2013	$112,542,610	$2,273,025	$110,269,586	0.852820
July 16, 2013	$110,269,586	$2,564,881	$107,704,704	0.832983
August 16, 2013	$107,704,704	$2,566,154	$105,138,550	0.813137
September 16, 2013	$105,138,550	$2,664,395	$102,474,155	0.792530
October 16, 2013	$102,474,155	$7,022,406	$95,451,748	0.738219
November 18, 2013	$95,451,748	$2,986,838	$92,464,911	0.715119
December 16, 2013	$92,464,911	$2,907,939	$89,556,972	0.692629

*	Principal Collections can potentially include fees and other payments

Hercules Capital Funding Trust 2012-1	Page 7 of 8
Monthly Servicing Report for the Collection Period Ending December 4, 2013

Pool Balance—End of Period

OBLIGOR NAME	Dec-12	Jan-13	Feb-13	Mar-13	Apr-13	May-13	Jun-13	Jul-13	Aug-13	Sep-13	Oct-13	Nov-13	Dec-13
OBLIGOR #1	$8,172,429	$7,861,069	$7,547,429	$7,226,148	$6,907,861	$6,585,614	$6,262,639	$5,935,821	$5,608,090	$5,277,960	$4,944,167	$4,609,177	$4,270,648
OBLIGOR #2	$5,052,335	$4,572,047	$4,087,313	$3,594,431	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #3	$9,230,769	$8,846,154	$8,461,538	$8,076,923	$7,692,308	$7,307,692	$6,923,077	$6,538,462	$6,153,846	$5,769,231	$5,384,615	$5,000,000	$4,615,385
OBLIGOR #4	$11,292,550	$10,871,709	$10,447,046	$10,009,339	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #5	$12,555,645$	12,555,645	$12,555,645	$12,555,645	$12,198,390	$11,833,442	$11,468,786	$11,096,603	$10,724,397	$10,348,377	$9,965,083	$9,581,282	$9,190,380
OBLIGOR #6	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$—	$—		$—
OBLIGOR #7	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673
OBLIGOR #8	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$14,553,670	$14,107,639	$13,654,431
OBLIGOR #9	$3,822,324	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #10	$1,000,000	$1,000,000	$1,000,000	$966,343	$933,243	$899,586	$865,897	$831,664	$797,375	$762,784	$727,670	$692,464	$656,749
OBLIGOR #11	$3,758,211	$3,563,606	$3,367,447	$3,167,242	$2,968,011	$2,766,494	$2,564,157	$2,359,611	$2,154,121	$1,947,038	$1,737,864	$1,527,555	$1,315,235
OBLIGOR #12	$8,000,000	$8,000,000	$8,000,000	$8,000,000	$7,703,704	$7,407,407	$7,111,111	$6,814,815	$6,518,519	$6,222,222	$5,925,926	$5,629,630	$5,333,333
OBLIGOR #13	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #14	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000
OBLIGOR #15	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$4,880,240	$4,760,835	$4,640,408	$4,517,666	$4,395,155	$4,270,380
OBLIGOR #16	$15,000,000	$15,000,000	$14,573,778	$14,128,579	$13,693,352	$13,249,064	$12,804,749	$12,351,575	$11,897,986	$11,439,710	$10,972,886	$10,505,051	$10,028,879
OBLIGOR #17	$10,000,000	$10,000,000	$10,000,000	$9,711,183	$9,428,358	$9,140,353	$8,852,490	$8,559,565	$8,266,576	$7,971,001	$7,670,547	$7,369,711	$7,064,121
OBLIGOR #18	$13,749,133	$13,749,133	$13,749,133	$13,749,133	$11,749,133	$11,389,840	$11,030,718	$10,665,363	$10,299,863	$9,931,335	$9,556,937	$9,249,519	$8,801,783
OBLIGOR #18					$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000
OBLIGOR #19	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$9,711,251	$9,422,842	$9,131,539	$4,031,539	$—	$—
OBLIGOR #20	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000
OBLIGOR #21	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$4,845,939	$4,690,274	$4,534,612	$4,377,391	$4,220,113	$4,062,022	$3,902,438	$3,742,706	$3,581,525
OBLIGOR #21	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$4,851,509	$4,700,720	$4,549,975	$4,396,987	$4,243,953	$4,089,765	$3,933,422	$3,776,895	$3,618,270
OBLIGOR #22	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$5,833,332	$5,666,665
OBLIGOR #23	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #24	$8,283,251	$8,156,689	$8,030,126	$7,903,564	$7,777,001	$7,608,251	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #25	$8,000,000	$8,000,000	$8,000,000	$8,000,000	$8,000,000	$7,900,000	$7,800,000	$7,700,000	$7,600,000	$7,200,000	$7,100,000	$7,000,000	$6,900,000
OBLIGOR #25	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762
OBLIGOR #26	$—	$—	$—	$—	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #27	$—	$—	$—	$—	$—	$—	$7,283,956	$7,063,640	$6,843,463	$6,621,201	$6,394,809	$6,168,297	$5,937,754
OBLIGOR #28	$—	$—	$—	$—	$—	$—	$—	$—	$—	$10,000,000	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #29	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,726,539	$3,726,539

TOTAL	$230,681,409	$224,940,814	$222,584,218	$219,853,292	$213,275,244	$210,005,171	$206,578,601	$202,809,422	$199,038,413	$194,941,027	$185,845,674	$181,441,387	$177,158,512

Hercules Capital Funding Trust 2012-1	Page 8 of 8
Monthly Servicing Report for the Collection Period Ending December 4, 2013